                                                                   Exhibit 10.5

            TRANSPORTATION SERVICE AGREEMENT AS AMENDED AND RESTATED
                      (Conversion from Firm Sales Service)

         THIS AGREEMENT was made and entered into as of the 10th day of October, 1990, and is amended and restated as of this 1st day of November, 1993, by and between EL PASO NATURAL GAS COMPANY, a Delaware corporation, hereinafter referred to as "El Paso," and PACIFIC GAS AND ELECTRIC COMPANY, a California corporation, hereinafter referred to as "Shipper."

         WHEREAS, El Paso owns and operates a natural gas transmission system;
and

         WHEREAS, Shipper owns and operates a natural gas distribution system situated within the State of California; and

         WHEREAS, El Paso has a blanket certificate authorizing transportation pursuant to Subpart G of Part 284 of the Regulations promulgated by the Federal Energy Regulatory Commission ("Commission"); and

         WHEREAS, El Paso and Shipper now desire to amend and restate this Agreement so as to remove those provisions which provide for intermediate third-party transportation; and

         WHEREAS, this Agreement, as amended and restated, provides for the transportation on a firm basis by El Paso of certain quantities of natural gas for Shipper from points of receipt located in various states to an existing delivery point located at the borderline between the States of Arizona and California near Topock, Arizona, pursuant to Subpart G of Part 284 of the Commission's Regulations;

         NOW THEREFORE, in consideration of the representations, covenants and conditions herein contained, El Paso and Shipper agree as of the date first above written as follows:

                                   ARTICLE I

                             GAS TO BE TRANSPORTED

         1.1 Subject to the terms and provisions of this Agreement and of El Paso's Rate Schedule T-3, El Paso agrees to receive on each day at each Receipt Point, such quantity of natural gas, if any, up to the Maximum Daily Quantity specified for each Receipt Point on Exhibit A, not to exceed the physical capacity of such point, as may be tendered to El Paso by Shipper (or for Shipper's account), and to transport such quantity on a firm basis for Shipper. The sum of the Maximum Daily Quantities reflected on Exhibit A shall constitute Shipper's Transportation Contract Demand reflected on Exhibit B.

         1.2 In addition to the quantity which Shipper may tender or cause to be tendered to El Paso at each Receipt Point each day for firm transportation in accordance with paragraph 1.1, Shipper shall tender or cause to be tendered to El Paso at that point that quantity of natural gas as may be required from time to time to compensate El Paso for fuel consumption, shrinkage, and lost and unaccounted for volumes associated with such transportation. Such additional quantity is additive to (and shall not be considered as constituting a part of) Shipper's Maximum Daily Quantity at such Receipt Point.

         1.3 In accordance with Section 4.1 of the General Terms and Conditions incorporated by reference in Rate Schedule T-3, El Paso shall deliver and Shipper shall accept or cause to be accepted at the Delivery Point(s) referenced in paragraph 2.2 of Article II, a quantity of natural gas equivalent, on a dth basis, to the sum of the quantities of natural gas received by El Paso at the Receipt Points for transportation hereunder in accordance with paragraph 1.1; provided, however, that in no event shall El Paso be obligated to deliver on any day a quantity in excess of Shipper's Transportation Contract Demand set forth on Exhibit B.

         1.4 Upon request of Shipper, El Paso, at its reasonable discretion, may receive, transport, and deliver natural gas in excess of Shipper's Transportation Contract Demand. If El Paso elects to transport said excess gas, Shipper shall pay El Paso pursuant to the terms and conditions set forth in El Paso's Rate Schedule T-3.

         1.5 In addition to transportation through El Paso's mainline system, the service contemplated herein includes:

         (a)     Field Transportation
         (b)     Dehydration
         (c)     Purification
         (d)     Products Extraction

         1.6 If on any day El Paso should determine that the transportation capacity of its facilities is insufficient to transport all volumes of natural gas up to the Transportation Contract Demand tendered for transportation under this Agreement and by other shippers under similar, firm transportation agreements, El Paso shall allocate the available transportation capacity on the basis set forth in the General Terms and Conditions incorporated by reference in El Paso's Rate Schedule T-3.


                                   ARTICLE II

                      RECEIPT POINT(S), DELIVERY POINT(S)
                             AND DELIVERY PRESSURES

         2.1 The Receipt Point(s) at which Shipper shall cause natural gas to be tendered to El Paso for transportation hereunder are described in Exhibit A to this Agreement. The delivery pressure and other pertinent factors are also set forth in Exhibit A.

         2.2 The Delivery Point(s) at which El Paso shall deliver hereunder, are described in Exhibit B to this Agreement. The delivery pressure and other pertinent factors applicable to the Delivery Point(s) are also set forth in Exhibit B.

                                  ARTICLE III

            RATE, RATE SCHEDULE(S) AND GENERAL TERMS AND CONDITIONS

         3.1 Shipper shall pay El Paso for services rendered hereunder in accordance with El Paso's Rate Schedule T-3, or superseding rate schedule(s), on file with and subject to the jurisdiction of the Commission and lawfully in effect from time to time.

         3.2 The parties hereto agree that El Paso shall have the right from time to time to propose and file with the Commission, in accordance with
Section 4 of the Natural Gas Act, changes, amendments, revisions and modifications in:

                 (a) the rate(s) and Rate Schedule incorporated by reference as a part of this Agreement pursuant to this Article III; and

                 (b) the General Terms and Conditions incorporated by reference in said Rate Schedule, which are applicable hereto;

provided, however, that Shipper shall have the right to protest any such changes before the Commission (or successor governmental agency) or other authorities and to exercise any other rights that Shipper may have with respect thereto.

         3.3 This Agreement in all respects is subject to the provisions of El Paso's Rate Schedule T-3, or superseding rate schedule(s), and applicable provisions of the General Terms and Conditions included by reference in said transportation rate schedule filed by El Paso with the Commission, all of which are by reference made a part hereof.

         3.4 Certain of the General Terms and Conditions may be adjusted for the purpose of this Agreement and any such adjustments shall be set forth in Exhibit C to this Agreement.


                                   ARTICLE IV

                REGULATORY REQUIREMENTS AND CONDITIONS PRECEDENT

         4.1 The transportation arrangements provided for in this Agreement are subject to the provisions of Subpart G of Part 284 of the Commission's Regulations, as amended from time to time, except as expressly waived in paragraph 5.3 hereof.

         4.2 Transportation of natural gas provided for under the terms and provisions of this Agreement shall not commence until the following conditions have been met:

                                (NOT APPLICABLE)

                                   ARTICLE V

                                      TERM

         5.1 This Agreement shall become effective, as amended and restated, on November 1, 1993.

         5.2 After this Agreement becomes effective, it shall continue in full force and effect for a primary term ending December 31, 1997, and thereafter from year to year until terminated by written notice so stating given no less than twelve (12) months in advance by either party to the other.

         5.3 El Paso agrees to waive its rights to effect pre-granted abandonment of transportation service upon the expiration of transportation service agreements. As of the date of this Agreement, such right is codified in Section 284.221(d) of the Commission's Regulations.

         5.4 Without limitation of paragraph 5.3, prior to terminating service under this Agreement, El Paso agrees to file for such authorization, if any, as may be required for the abandonment of the transportation service contemplated hereunder pursuant to Section 7(b) of the Natural Gas Act or any successor statute, and not to terminate such service unless and until it shall have received such abandonment authorization. Shipper shall have the right to oppose such abandonment. El Paso will not apply for or otherwise seek Commission approval for abandonment of Shipper's Transportation Contract Demand as set forth in Exhibit B, or any portion thereof, prior to the date El Paso notifies Shipper of its intent to terminate this Agreement as provided herein.

         5.5 Termination of this Agreement shall not relieve El Paso or Shipper of the obligation to correct any volume imbalances hereunder, or Shipper of the obligation, if any, to pay monies due hereunder to El Paso.


                                   ARTICLE VI

                        CANCELLATION OF PRIOR CONTRACTS

         6.1 When this Agreement becomes effective, it supersedes and cancels as of the effective date hereof the following contracts between the parties hereto:

                                (NOT APPLICABLE)


                                  ARTICLE VII

                                    NOTICES

         7.1 Any formal notice, request or demand that either party gives to the other respecting this Agreement shall be in writing and shall be mailed by registered or certified mail or delivered in hand to the following address of the other party:

         El Paso:       El Paso Natural Gas Company
                        Post Office Box 1492
                        El Paso, Texas  79978
                        Attention: Director, Marketing Services Department

         Shipper:       Pacific Gas and Electric Company
                        444 Market Street, Suite 6203
                        Post Office Box 770000
                        San Francisco, California 94177
                        Attention: Vice President, Gas Services and Operations

or to such other address as a party shall designate by formal written notice. Routine communications may be mailed by ordinary mail. Operating communications by telephone, facsimile or other mutually agreeable means shall be considered as duly delivered without subsequent written confirmation. Payments to El Paso for services rendered hereunder shall be made in accordance with Section 6 of the General Terms and Conditions incorporated by reference in Rate Schedule T-3.


                                  ARTICLE VIII

                           OTHER OPERATING PROVISIONS

         8.1 The natural gas liquids expressly reserved by Shipper are all, and only, those liquid hydrocarbons recovered and allocated by El Paso to Shipper as the result of Products Extraction, whether in El Paso's plants or in another plant performing Products Extraction on behalf of El Paso.

         8.2 In the event both parties agree in writing that additional facilities are necessary primarily for Shipper in order to implement the transportation service provided hereunder, Shipper hereby agrees to reimburse El Paso for all expenditures associated with the construction and installation of such facilities, which shall be owned, operated and maintained by El Paso, unless otherwise agreed to in writing.

         8.3 Except as provided in paragraphs 5.3 and 5.4 hereof, the parties hereto acknowledge that this Agreement or any operation conducted pursuant thereto does not constitute an implied waiver or intentional forfeiture of any rights of either party otherwise available under the Commission's Order Nos. 436, et seq.; 451, et seq.; 500, et seq.; or 636, et seq.

         8.4 El Paso shall only be obligated to deliver the quantities of natural gas hereunder at pressures that exist in El Paso's systems from time to time, using all appropriate facilities available, unless a minimum pressure is stated on Exhibit B to this Agreement. El Paso reserves the right to deliver the quantities at higher pressures, up to any maximum pressure indicated on Exhibit B to this Agreement.

         8.5 The gas delivered by El Paso to Shipper at the Topock Delivery Point shall have a heating value of not less than 995 Btu per cubic foot.

                                   ARTICLE IX

                                 MISCELLANEOUS

         9.1 El Paso and Shipper expressly agree that the laws of the State of Texas shall govern the validity, construction, interpretation and effect of this Agreement and of the General Terms and Conditions incorporated by reference in El Paso's Rate Schedule T-3.

         9.2 All substances, whether or not of commercial value, including all liquid hydrocarbons of whatever nature, except substances expressly reserved for Shipper, that El Paso recovers in the course of transporting the quantities of natural gas tendered hereunder to Shipper shall be El Paso's sole property and El Paso shall not be obligated to account to Shipper for any value, whether or not realized by El Paso, that may attach or be said to attach to such substances.

         9.3 Exhibits A, B and C, attached to this Agreement, are hereby incorporated by reference as part of this Agreement. The parties may amend Exhibits A, B or C by mutual agreement, which amendments shall be reflected in a revised Exhibit A, B or C and shall be incorporated by reference as part of this Agreement.


         IN WITNESS HEREOF, the parties have caused this Agreement to be executed in two (2) original counterparts, by their duly authorized officers, the day and year first set forth herein.

ATTEST:                                   EL PASO NATURAL GAS COMPANY



By __________________________             By       A. W. Clark
      Assistant Secretary                         Vice President

ATTEST:                                   PACIFIC GAS AND ELECTRIC COMPANY


By       B. L. McGrath                    By     William R. Mazotti
      Assistant Secretary                          Vice President
                                             Gas Services and Operations

                                   EXHIBIT A

                    To The Transportation Service Agreement
                             Dated October 10, 1990
                            As Amended and Restated
                      Between El Paso Natural Gas Company
                      and Pacific Gas and Electric Company


                                      Maximum     Type of       Field
                        Delivery       Daily       Field      Shrinkage
                       Pressure(s)    Quantity   Service(s)   Factor(s)
  Receipt Point(s)       (psig)         (Mcf)        (3)          (3)
  ----------------     -----------   ---------   ----------   ---------
  El Paso System
  (EPNG Code STANDARD)
  Any point of inter-
  connection existing
  from time to time
  on El Paso's
  facilities, except
  those requiring
  transportation by
  others to provide
  service under                                      As           As
  this Agreement           (1)           (2)       Required    Published





(1) Necessary pressure to enter the El Paso System and, except as otherwise noted, not in excess of the MAOP of that facility.

(2) El Paso shall be obligated to receive hereunder, in accordance with paragraph 1.1 of the Agreement and Section 4.2 of the General Terms and Conditions contained in El Paso's Volume No. 1-A Tariff, or superseding tariff, up to 1,140,000 Mcf per day of natural gas in the aggregate from all Receipt Points plus applicable fuel, shrinkage and lost and unaccounted for volumes as provided in paragraph 1.2 of the Agreement.

(3) Purification, Products Extraction and Dehydration may include performance of these services by others on behalf of El Paso.

(4) Field Shrinkage Factor(s) includes all field fuel and other field shrinkage.

                                   EXHIBIT A
                                  (Continued)


A.  Effective Date of this Exhibit A:  November 1, 1993.

B.  Supersedes Exhibit A Effective:    September 1, 1991.



PACIFIC GAS AND ELECTRIC COMPANY          EL PASO NATURAL GAS COMPANY



By    William R. Mazotti                  By      A. W. Clark
        Vice President                           Vice President

Date December 17, 1993                    Date October 25, 1993

                                   EXHIBIT B

                                     To The
                        Transportation Service Agreement
                             Dated October 10, 1990
                            As Amended and Restated
                      Between El Paso Natural Gas Company
                     and Pacific Gas and Electric Company

                                                         Maximum
                                                          Daily
                                                         Quantity
Delivery Point(s)                                          (Mcf)
- -----------------                                        --------
Topock
(EPNG Code 32001 82)
Interconnection between
the facilities of El Paso
and Pacific Gas and
Electric Company located
at the borderline between
the States of Arizona and        Delivery Pressure
California near Topock,            not less than
Arizona                               600 psig              *

Topock
(EPNG Code 32003 22)
Interconnection between
the facilities of El Paso
and Southern California Gas
Company located at the
borderline between
the States of Arizona and
California near Topock,
Arizona                                                     *

Mojave Pipeline Company
(EPNG Code IMOJAVE)
Interconnection between
the facilities of El Paso
and Mojave Pipeline Company
located at the borderline
between the States of Arizona
and California near Topock,
Arizona                                                     *

Shipper's Transportation
       Contract Demand          1,140,000 Mcf

                                      EXHIBIT B
                                     (Continued)

Unless otherwise specified on this exhibit, the Delivery Pressure(s) for the point(s) listed above shall be the pressure existing from time to time at the metering facility; however, El Paso reserves the right to deliver quantities at pressures up to the MAOP of that facility.

* El Paso shall be obligated to deliver hereunder, in accordance with paragraph 1.3 of the Agreement and Section 4.2 of the General Terms and Conditions contained in El Paso's Volume No. 1-A Tariff, or superseding tariff, up to the mainline MDQ of 1,140,000 Mcf per day of natural gas in the aggregate at all Delivery Points, provided however, that El Paso shall be obligated to deliver hereunder only Shipper's quantities of natural gas received pursuant to this Agreement in the aggregate at all Delivery Point(s).


A.       Effective Date of this Exhibit B: November 1, 1993.

B.       Supersedes Exhibit B Effective: September 1, 1991.

PACIFIC GAS AND ELECTRIC COMPANY          EL PASO NATURAL GAS COMPANY


By    William R. Mazotti                  By    A. W. Clark
        Vice President                         Vice President

Date October 17, 1993                     Date October 25, 1993

                                   EXHIBIT C

                                     To The
                        Transportation Service Agreement
                             Dated October 10, 1990
                            As Amended and Restated
                      Between El Paso Natural Gas Company
                      and Pacific Gas and Electric Company


         The following shall apply in substitution for the identified provisions of the General Terms and Conditions of El Paso's Tariff:


Section of
General Terms
and Conditions                     Substitute Provision
- --------------                     --------------------
Substitution     Any company which shall succeed by purchase, merger or
for Section 15   consolidation to the properties, substantially as an entirety, of El Paso or of Shipper, as the case may be, shall be
                 entitled to the rights and shall be subject to the obligations of its predecessor in title thereunder.  Either Shipper or El
                 Paso may, without relieving itself of its obligations
                 hereunder, assign any of its rights thereunder to a company with which it is affiliated, but otherwise no assignment of the executed Transportation Service Agreement or any of the rights or obligations thereunder shall be made unless there first shall have been obtained the consent thereto of El Paso, in the event of any asssignment by Shipper, or consent thereto of Shipper, in the event of an assignment by El Paso. Such consent shall not be unreasonably withheld.

                 Either party may assign its right, title and interest in and to and under the executed Transportation Service
                 Agreement to a trustee or trustees, individual or corporate, as security for bonds or other obligations or securities without the necessity of obtaining such consent and without such trustee or trustees assuming or becoming in any respect obligated to perform the obligations of the assignor and, if any such trustee be a corporation, without its being required to qualify to do business in any state in which any performance of the executed Transportation Service Agreement may occur.

                                   EXHIBIT C
                                  (Continued)


A.  Effective Date of this Exhibit C:  November 1, 1993.

B.  Supersedes Exhibit C Effective:    September 1, 1991.


PACIFIC GAS AND ELECTRIC COMPANY          EL PASO NATURAL GAS COMPANY


By    William R. Mazotti                  By    A. W. Clark
        Vice President                         Vice President

Date October 17, 1993                     Date October 25, 1993

                                                                  EXHIBIT 10.5


EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                    First Revised Sheet No. 110
First Revised Volume No. 1-A                                       Superseding
                                                        Original Sheet No. 110

                               RATE SCHEDULE T-3
                          Firm Transportation Service

1.       AVAILABILITY

         This Rate Schedule is available to any party (hereinafter referred to as "Shipper") for the transportation of natural gas on a firm basis by El Paso Natural Gas Company (herein-after referred to as "El Paso") under the following conditions:

         (a) El Paso determines it has available capacity to render the firm transportation service; and

         (b) Shipper and El Paso have executed a Transportation Service Agreement, in the form contained in this Volume No. 1-A Tariff, for such firm transportation service.

2.       APPLICABILITY AND CHARACTER OF SERVICE

         This Rate Schedule shall apply to all natural gas transported by El Paso for Shipper pursuant to the executed Transportation Service Agreement.

         Transportation service hereunder shall be firm, subject to the provisions of the executed Transportation Service Agreement and to the Transportation General Terms and Conditions incorporated herein by reference.

         Transportation service hereunder shall consist of the acceptance by El Paso of natural gas on behalf of Shipper for transportation at the Receipt Point(s) specified in the executed Transportation Service Agreement, the transportation of that natural gas through El Paso's pipeline system, and the delivery of that gas, after appropriate reductions as provided for in this Rate Schedule, to Shipper or for Shipper's account at the Delivery Point(s) specified in the executed Transportation Service Agreement.

3.       DEFINITIONS

         3.1 Transportation Contract Demand: A Shipper's Transportation Contract Demand shall be the maximum quantity of gas El Paso is obligated to deliver to Shipper (or for Shipper's account) at the Delivery Point(s) under this Rate Schedule. The Transportation Contract Demand shall be specified on Exhibit B of the executed Transportation Service Agreement, except that the Transportation Contract Demand shall not apply to full requirements agreements.



Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                     Fourth Revised Sheet No. 111
First Revised Volume No. 1-A                                         Superseding
                                          Substitute Third Revised Sheet No. 111

                               RATE SCHEDULE T-3
                          Firm Transportation Service

3.       DEFINITIONS (Continued)

         3.2 Maximum Daily Quantity: The maximum quantity that El Paso is obligated to receive at each Receipt Point or deliver at each Delivery Point as specified in the executed Transportation Service Agreement; provided, however, that the Maximum Daily Quantity for a full requirements customer on any day shall be its full requirements on that day.

4.       RATE

         Shipper shall pay to El Paso each month the charges set forth below as such charges are designated to be applicable to the transportation service rendered by El Paso for Shipper under the executed Transportation Service Agreement. The quantity of natural gas to which the charges shall apply is set forth below.

         4.1 Transportation Charges: As compensation for the use of El Paso's facilities in the transportation of natural gas under the executed Transportation Service Agreement, Shipper shall pay the following rate(s):

         (a) Mainline Transportation Reservation Charges: The maximum unit amount in dollars per dth, unless otherwise provided, applicable to the production area or state(s) in which deliveries are made as set forth from time to time on the currently effective Sheet No. 21 of this Volume No. 1-A Tariff, or superseding tariff, multiplied by Shipper's Transportation Contract Demand, except for those Shippers who have converted their existing sales entitlements to full requirements firm transportation service in which case the applicable Transportation Reservation Charge will be multiplied by each Shipper's respective Billing Determinant, as specified in Section 9(b) of this Rate Schedule.

         (b) Usage Charges: Except as otherwise provided below, in addition to the applicable Reservation Charge, Shipper shall pay an amount determined as the quantity of natural gas delivered in dth multiplied, as applicable, by the following:

         (i) Mainline Transportation Usage Charges: The maximum rate(s) per dth, unless otherwise provided, applicable from the production basin(s) in which natural gas is received to the production area(s) within such basin or

Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                     Fourth Revised Sheet No. 112
First Revised Volume No. 1-A                                         Superseding
                                                     Third Revised Sheet No. 112

                               RATE SCHEDULE T-3
                          Firm Transportation Service
                                  (Continued)

4.       RATE (Continued)

         4.1   Transportation Charges (continued)

         state(s) in which deliveries are made set forth from time to time on currently effective Sheet No. 21 of this Volume No. 1-A Tariff, or superseding tariff; or

         (ii) Mainline Shorthaul Usage Charge: The maximum rate(s) per dth, unless otherwise provided, as set forth from time to time on currently effective Sheet No. 21 of this Volume No. 1-A Tariff, or superseding tariff, if the transportation service rendered by El Paso pursuant to the executed Transportation Service Agreement is a forward haul of one hundred miles or less; or

         (iii) Mainline Backhaul Usage Charge: The maximum rate(s) per dth, unless otherwise provided, as set forth from time to time on currently effective Sheet No. 21 of this Volume No. 1-A Tariff, or superseding tariff, if the transportation service rendered by El Paso pursuant to the executed Transportation Service Agreement is by backhaul.

         (iv) Comparable Discounts: If El Paso agrees to provide its marketing affiliate a discount for any pipeline service, El Paso shall make such discounted rate contemporaneously available to similarly situated unaffiliated Shippers. For those agreements in which transportation by El Paso is provided in two steps, with intermediate transportation service in between provided by a third party, the quantity of natural gas to which the charges set forth in Section 4.1(b) shall apply is determined by the quantity delivered by El Paso to the intermediate third-party.





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                     First Revised Sheet No. 112A
First Revised Volume No. 1-A                                         Superseding
                                                         Original Sheet No. 112A

                               RATE SCHEDULE T-3
                          Firm Transportation Service
                                  (Continued)

4.       RATE (Continued)

         4.2   Field Transportation Usage Charges:

         In addition to the maximum "Mainline Transportation Usage Charges," "Mainline Shorthaul Usage Charge," or "Mainline Backhaul Usage Charge," the maximum "Field Transportation Usage Charges," unless otherwise provided, applicable to deliveries either onshore or offshore as set forth on Sheet No. 21 of this Volume No. 1-A Tariff, or superseding tariff, will be charged if the natural gas received at the Receipt Point(s) requires field transportation services. The quantity of natural gas to (This space intentionally left blank)





Issued by: A. W. Clark, Vice President
Issued on: April 30, 1993                               Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-002 and 003 dated December 17, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                          Substitute Second Revised Sheet No. 113
First Revised Volume No. 1-A                                         Superseding
                                             1st Sub First Revised Sheet No. 113

                               RATE SCHEDULE T-3
                    Firm Transportation Service (Continued)

4.       RATE (Continued)

         4.2   Field Transportation Usage Charges (Continued)

         which these charges shall apply is determined at the end of the field transportation system, or the products extraction plant inlet, when applicable.

         4.3 Production Area Charges: In addition to the applicable charges set forth in Sections 4.1 and 4.2 above, if the natural gas received at the Receipt Point(s) receives any production area services, Shipper shall pay El Paso an amount determined as the maximum charge for "Dehydration," "Purification," and/or "Products Extraction," unless otherwise provided, as set forth on Sheet No. 22 of this Volume No. 1-A Tariff, or superseding tariff, multiplied by the quantity of natural gas receiving such service(s). The quantity of natural gas to which these charges shall apply is determined at the end of the field transportation system, or the products extraction plant inlet, when applicable. All volumes receiving production area services in the Jal Plant Complex (consisting of El Paso's Jal Plants, the Sid Richardson Plant, the Warren Eunice Plant, the Warren Monument Plant and the Texaco Eunice Plant) shall pay the applicable production area charge specified herein for any services received, irrespective of which plant provides such service, plus a pro rata share of any charge, whether in cash or in-kind, assessed by a third-party plant operator in the Jal Complex. Such production area charges shall not apply if a Shipper provides to El Paso, fifteen (15) days before initial deliveries of natural gas under an executed Transportation Service Agreement and thereafter fifteen (15) days before each annual anniversary date of such initial deliveries, the results from tests conducted within the previous thirty (30) days by an independent testing firm demonstrating that the gas is in conformance ("conformance gas") with El Paso's quality specifications set forth in
         Section 5.1 of the Transportation General Terms and Conditions contained in this Volume No. 1-A Tariff. Shipper may have subsequent tests conducted anytime after its gas fails the annual conformance test. In the event the results of such test proves conformance with the applicable quality specifications of El Paso's tariff and are provided to El Paso fifteen (15) days prior to the first day of any calendar month, then production area charges shall not


Issued by: A. W. Clark, Vice President
Issued on: April 30, 1993                               Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-002 and 003 dated December 17, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                      Third Revised Sheet No. 114
First Revised Volume No. 1-A                                         Superseding
                                         Substitute Second Revised Sheet No. 114

                               RATE SCHEDULE T-3
                          Firm Transportation Service
                                  (Continued)

4.       RATE (Continued)

         4.3   Production Area Charges (Continued)

         apply effective the first day of the following calendar month after El
         Paso receives such notice.   Additionally, if the purification and/or
         products extraction charge(s) are applicable but such test results demonstrate that the gas is being dehydrated to conform to said
         Section 5.1, then no dehydration charge shall apply.   However, if El
         Paso, through independent field inspections, verifies that the dehydrator is not operating, then the Shipper either shall install and pay for real time measurement and communication equipment enabling El Paso to monitor continuously such source or, at Shipper's election, shall pay the dehydration charge for all gas received by El Paso from
         that source.   In the event conformance gas is processed at an
         extraction plant or other facility operated by a third party, Shipper shall pay any charge assessed against Shipper's conformance gas by such third party in accordance with the provisions of this paragraph. If there is insufficient capacity available at any production area service facility for all gas scheduled for such facility, then conformance and non-conformance gas shall be curtailed pro rata on a non-discriminatory basis based on Shipper's scheduled conformance and
         non-conformance gas to the total scheduled gas.   For the purpose of
         computing the Reservation Charges specified herein, if Shipper's Transportation Contract Demand or Maximum Daily Quantity is expressed in Mcf, it shall be converted to dth's by multiplying the number of Mcf by the heating value conversion factor of 1.030 which is the factor utilized in designing such charges.





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                     First Revised Sheet No. 114A
First Revised Volume No. 1-A                                         Superseding
                                                                  Sheet No. 114A





                                Reserved Sheet

               Second Revised Sheet No. 114A has been reserved.





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                      Third Revised Sheet No. 115
First Revised Volume No. 1-A                                         Superseding
                                         Substitute Second Revised Sheet No. 115

                               RATE SCHEDULE T-3
                          Firm Transportation Service
                                  (Continued)

4.       RATE (Continued)

         El Paso, at its sole discretion, may from time to time and at any time selectively adjust any or all of the rates stated above applicable to any individual Shipper; provided, however, that such adjusted rate(s) shall not exceed the applicable Maximum Rate(s) nor shall they be less than the Minimum Rate(s) set forth on Sheet Nos. 21 and 22 of this Volume No. 1-A Tariff, or superseding tariff. If El Paso so adjusts any rates to any Shipper, El Paso shall file with the Federal Energy Regulatory Commission any and all required reports respecting such adjusted rates.

5.       MINIMUM MONTHLY BILL The Reservation Charge(s) for the month.

6. SCHEDULED OVERRUN TRANSPORTATION Upon request of Shipper, El Paso, at its reasonable discretion, may receive, transport and deliver natural gas in excess of Shipper's Transportation Contract Demand specified in the executed Transportation Service Agreement. Payments and fuel for any excess quantity shall be equivalent to the maximum "Mainline Transportation Charge" applicable from the production basin(s) in which the natural gas is received to the production area(s) within such basin or state(s) in which deliveries are made for service under El Paso's Rate Schedule T-1, as such rate is in effect and reflected from time to time on Sheet No. 20 of this Volume No. 1-A Tariff, or superseding tariff.

7.       FUEL AND/OR SHRINKAGE In addition to the payments made pursuant to
         Section 4 of this Rate Schedule, Shipper shall provide fuel and be responsible for shrinkage that occurs in transporting natural gas and rendering





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                   Substitute Original Sheet No. 116

                               RATE SCHEDULE T-3
                          Firm Transportation Service
                                  (Continued)

7.       FUEL AND/OR SHRINKAGE (Continued)

         other services provided pursuant to Shipper's executed Transportation Service Agreement as set forth below:

         (a) Mainline Transportation - 5% of quantity received Fuel for shorthaul and backhaul transportation may be discounted by El Paso between 0% and 5%; however, the discounted percentage applied shall not be less than actual.

         (b)   Field Transportation )    actual fuel/shrinkage as
         (c)   Dehydration          )    calculated at the end of
         (d)   Purification         )    the production month
         (e)   Products Extraction  )

         Prior to the beginning of each month, El Paso shall post estimated fuel and shrinkage factors for individual wellheads, gathering systems and plant complexes based on historical values for use by Shippers in
         the scheduling process.   The actual fuel and/or shrinkage allocable
         to each Shipper's Transportation Service Agreement shall be determined after the end of the production month and shall be reflected in Shipper's accounting statements.

8.       GENERAL TERMS AND CONDITIONS

         Except as otherwise expressly indicated in this Rate Schedule or by the executed Transportation Service Agreement, all of the Transportation General Terms and Conditions contained in this Volume No. 1-A Tariff, including (from and after their effective date) any future modifications, additions or deletions to said General Terms and Conditions, are applicable to transportation service rendered under this Rate Schedule and, by this reference, are made a part hereof.

9.       PROVISIONS APPLICABLE TO SHIPPERS THAT CONVERTED TO FIRM
         TRANSPORTATION

         (a) Any Shipper that converted firm sales entitlements to firm transportation in accordance with the settlement of the proceeding at Docket No. RP88-44-000, et al., shall be entitled to receive firm transportation of the quantities specified by its Transportation Service Agreement with El Paso

Issued by: A. W. Clark, Vice President
Issued on: November 13, 1991   Effective: September 1, 1991
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RP88-44-019, dated October 30, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                      Fifth Revised Sheet No. 117
First Revised Volume No. 1-A                                         Superseding
                                         Substitute Fourth Revised Sheet No. 117

                               RATE SCHEDULE T-3
                          Firm Transportation Service
                                  (Continued)

9.       PROVISIONS APPLICABLE TO SHIPPERS THAT CONVERTED TO FIRM
         TRANSPORTATION (Continued)

         (a) (continued) for a period, unless otherwise agreed, which is at least as long as the period El Paso's Gas Inventory Charge certificate remains in effect. Following such period, El Paso shall not be authorized, in the absence of written concurrence by the affected Shipper, to avail itself of the "pre-granted" abandonment authority granted by the Commission's Regulations (currently codified at Section 284.221(d)).

         (b) The Billing Determinants to be utilized in determining the Transportation Reservation Charges set forth in Section 4.1(a) for those Shippers who are full requirements Shippers are as follows:


         Shipper                                 Billing Determinants
         Production Area
         Gas Company of New Mexico                           6,664
          Navajo Tribal Utility Authority                    9,275
          Southern Union Gas Company                         4,949

         Texas
          ASARCO Inc.                                        6,589
          El Paso Electric Company                          30,751
          Southdown, Inc.                                        3
          Southern Union Gas Company                        70,277

         New Mexico

         El Paso Electric Company                                0
          Gas Company of New Mexico                         71,618
          Las Cruces, New Mexico, City of                   14,578
          Lordsburg, New Mexico, City of                       747
          Phelps Dodge Corporation                          16,962





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                     Fourth Revised Sheet No. 118
First Revised Volume No. 1-A                                         Superseding
                                          Substitute Third Revised Sheet No. 118

                               RATE SCHEDULE T-3
                          Firm Transportation Service
                                  (Continued)

9. PROVISIONS APPLICABLE TO SHIPPERS THAT CONVERTED TO FIRM TRANSPORTATION (Continued)

        Shipper                                 Billing Determinants
        Arizona
        Arizona Electric Power Cooperative, Inc.             53,217
         Arizona Public Service Company                      62,364
         ASARCO Inc.                                          3,526
         Citizens Utilities Company                          59,395
         Cyprus Miami Mining Corporation                      4,527
         Magma Copper Company                                14,219
         Mesa, Arizona, City of                              17,818
         Navajo Tribal Utility Authority                      2,970
         Petroleos Mexicanos                                  8,748
         Phelps Dodge Corporation                             4,455
         Salt River Project Agricultural
         Improvement and Power District                      57,910
         Southwest Gas Corporation                          399,698
        Nevada
        Southwest Gas Corporation                           180,000

         (c) Shipper, at its option, may elect to pay El Paso the annual charges so determined from the Billing Determinants specified above allocated with two-thirds (2/3) of the total amount divided and payable in six (6) equal amounts for each of the winter months of November through April and one-third (1/3) of the total amount divided and payable in six (6) equal amounts for each of the summer months of May through October. Shipper, in concurrence with El Paso, may elect an allocation methodology different from that specified above if its seasonal profile so dictates. This provision applies only to Category B Customers as defined at Docket No. RP72-6, et al., except Southwest Gas Corporation, Southern Union Gas Company, Gas Company of New Mexico and Citizens Utilities Company.





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 119

                               RATE SCHEDULE T-3
                          Firm Transportation Service
                                  (Continued)

10.      MAINLINE TRANSPORTATION RESERVATION CHARGE CREDIT

         If during any one-year period (the first such one-year period beginning with the effectiveness of the Stipulation and Agreement at Docket No. RS92-60-000, et al., is in effect and the last such period or partial period ending the day before El Paso's next general rate case is effective), El Paso collects more than the dollar amount set forth in Article 2.7(b) of said Stipulation and Agreement, attributable to costs allocated to interruptible transportation service, each Shipper paying the maximum Mainline Transportation Reservation Charge under this Rate Schedule shall be eligible to receive a credit to its Mainline Transportation Reservation Charge. The determination as to whether any credit is due shall be calculated as described below:

         (a) From the revenues received for interruptible mainline transportation service under Rate Schedule T-1, El Paso shall first deduct and retain revenues equal to the sum of the mainline transportation usage rate component of Rate Schedule T-3 and all rate surcharges.

         (b) El Paso shall retain all remaining interruptible transportation revenues received under Rate Schedule T-1 until such time as the total dollar amount set forth in Article 2.7(b) of the Stipulation and Agreement for the applicable one-year period or partial period has been received.

         (c) El Paso shall retain 10% of any revenues remaining after performing steps (a) and (b) of the allocation. The remaining 90% shall be credited to firm Shippers as follows:

         (i) During the amortization period applicable to Washington Ranch Facility costs described in Section 31 of this tariff, such remaining 90% shall be allocated among firm Shippers paying the maximum Mainline Transportation Reservation Charge under this Rate Schedule based on the proportion of each Shipper's Mainline Transportation





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 120

                               RATE SCHEDULE T-3
                          Firm Transportation Service
                                  (Continued)

10.      MAINLINE TRANSPORTATION RESERVATION CHARGE CREDIT (Continued)

         Reservation revenue responsibility to the total Mainline Transportation Reservation revenue responsibility for all such Shippers paying the maximum Mainline Transportation Reservation Charge; and (ii) Commencing with the expiration of the amortization period of the Washington Ranch Facility costs described in Section 31 of this tariff, such remaining 90% shall be allocated among all firm Shippers, without regard to whether a Shipper is paying the maximum Mainline Transportation Reservation Charge, based on each such Shippers billed Transportation Reservation Charge under this Rate
         Schedule in proportion to the total Mainline Transportation Reservation Charges billed. The revenues to be credited as described above, if any, shall be credited to Shippers under this Rate Schedule within ninety (90) days following the date such revenues are received. In the event a credit amount cannot be applied to a Shipper under
         Section 10(c) above, then El Paso shall flow such amount through by means of a refund. In no event shall any Shipper receive a credit or refund under this provision that exceeds the Mainline Transportation Reservation Charges paid under this Rate Schedule by such Shipper during each one-year period or partial period.





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                         Sheet Nos.  121 through 124





                                Reserved Sheets


             Original Sheet Nos. 121 through 124 have been reserved





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                      Fifth Revised Sheet No. 200
First Revised Volume No. 1-A                                         Superseding
                                            1st Sub Fourth Revised Sheet No. 200

               TRANSPORTATION GENERAL TERMS AND CONDITIONS

                             Table of Contents
1        Definitions                                                                201
2        Method of Measurement                                                      203
3        Measurement Equipment                                                      205
4        Scheduling and Capacity Allocation                                         208
5        Quality                                                                    211
6        Billing and Payment                                                        213
7        Force Majeure                                                              216
8        Control and Possession of Natural Gas                                      217
9        Adverse Claims to Natural Gas                                              218
10       Indemnification                                                            219
11       Odorization                                                                220
12       Non-Waiver of Future Default                                               221
13       Service Conditions                                                         222
14       Statutory Regulation                                                       223
15       Assignments                                                                224
16       Descriptive Headings                                                       225
17       Taxes                                                                      226
18       Gas Research Institute General                                             227
         Research Development and Demonstration
         Funding Unit Adjustment Provision
19       Operating Provision for Interruptible                                      229
         Transportation Service
20       Operating Provisions for Firm                                              235
         Transportation Service
21       Annual Charge Adjustment Provision                                         241
22       Take-or-Pay Buyout and Buydown Cost                                        242
         Recovery
23       Compliance Plan for Transportation                                         243
         Services and Affiliate Transactions
24       Order No. 636 Electronic Bulletin Board                                    258
25       Reserved                                                                   260
26       Reserved                                                                   270
27       Unauthorized Gas                                                           277
28       Capacity Release Program                                                   281
29       Compliance Plan for Unbundled Sales                                        298
         Division
30       Assignment of Firm Capacity on                                             299
         Upstream Pipelines
31       Washington Ranch Facility Stranded                                         299C
         Investment Cost Recovery





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 201

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS

1.       DEFINITIONS

         1.1 Day - A period of twenty-four (24) consecutive hours commencing at seven (7:00) a.m., Mountain Standard Time, or such other period as the parties may agree upon.

         1.2 Month - A period commencing on the first day of the corresponding calendar month and ending on the first day of the next following calendar month.

         1.3 Year - A period of three hundred sixty-five (365) consecutive days commencing on the date to be specified in the executed Transportation Service Agreement; provided, however, that any such year which contains the date of February 29 shall consist of three hundred sixty-six (366) consecutive days.

         1.4 British Thermal Unit ("Btu") - One (1) Btu shall mean one British thermal unit and is defined as the amount of heat required to raise the temperature of one (1) pound of water from fifty-nine degrees Fahrenheit (59 degrees F) to sixty degrees Fahrenheit
         (60 degrees F) at a constant pressure of fourteen and seventy-three hundredths pounds per square inch absolute (14.73 psia). Total
         Btu's shall be determined by multiplying the total volume of natural gas delivered times the gas heating value expressed in Btu's per cubic foot of gas adjusted on a dry basis.

         1.5 Dekatherm ("dth") - One (1) dth shall mean a quantity of gas containing one million (1,000,000) Btu's.

         1.6 Heating Value - The quantity of heat, measured in Btu, produced by combustion in air of one (1) cubic foot of anhydrous gas at a temperature of sixty degrees Fahrenheit (60 degrees F) and a constant pressure of fourteen and seventy-three hundredths pounds per square inch absolute (14.73 psia), the air being at the same temperature and pressure as the gas, after the products of combustion are cooled to the initial temperature of the gas and air, and after condensation of the water formed by combustion.

         1.7 Operator - The person or entity that controls the flow of gas into El Paso's system.

         1.8 Natural Gas - Any mixture of hydrocarbons or of hydrocarbons and noncombustible gases, in a gaseous state, consisting essentially of methane.



Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 202

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

1.       DEFINITIONS (Continued)

         1.9 One Thousand Cubic Feet ("Mcf") The quantity of natural gas occupying a volume of one thousand (1,000) cubic feet at a temperature of sixty degrees Fahrenheit (60 degrees F) and at a pressure of fourteen and seventy-three hundredths pounds per square inch absolute (14.73 psia).

         1.10 El Paso System - The El Paso System is displayed on the map set forth on Sheet No. 11 of this FERC Gas Tariff.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 203

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

2.       METHOD OF MEASUREMENT

         2.1 Unit of Measurement - The unit of measurement for the purpose of receipt and delivery of natural gas for transportation shall be one
         (1) dth. The number of dth's delivered shall be determined by multiplying the number of Mcf of gas delivered by the total heating value of such gas in Btu's per cubic foot, and multiplying the product by 0.001. The unit of volume for the purpose of measurement shall be one (1) Mcf at a pressure of fourteen and seventy-three hundredths pounds per square inch absolute (14.73 psia) and at a temperature of sixty degrees Fahrenheit (60 degrees F). All readings and registrations of the metering equipment shall be computed into such unit of volume.

         2.2 Basis - All orifice meter volumes shall be computed in accordance with applicable American Gas Association reports. Where measurement is by other than orifice meters, all necessary factors for proper volume determination shall be applied. All orifice meter volumes shall be corrected for deviations from the ideal gas laws (supercompressibility) in accordance with the applicable American Gas Association reports. Where displacement meters are used, the square of the orifice meter supercompressibility factor shall be applied.
         For the purpose of measurement, the atmospheric pressure shall be the barometric pressure calculated for the elevation at the point of measurement.

         2.3 Determination of Heating Value - The heating value of gas shall be determined from time to time by analysis of samples obtained from
         continuous sampling devices.   The samples shall be run on a recording
         calorimeter, employing the Thomas principle of calorimetry, located at the measuring station or at any other point on the pipeline where there will be no commingling thereafter of gas, or by means of some other recognized method. The arithmetic average heating value of the gas during the chart period shall be used in computing any deficiency in Btu content of gas delivered during such period.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 204

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

2.       METHOD OF MEASUREMENT (Continued)

         2.4 Determination of Flowing Temperature - The temperature of the gas flowing through a meter station shall be obtained by the use of a recording thermometer. The arithmetic average temperature of the gas during the chart period shall be used in computing the delivery of gas during such period. Where the quantities of gas metered will not be materially affected by so doing, the temperature at delivery shall be assumed to be sixty degrees Fahrenheit (60 degrees F) when not regularly measured.

         2.5 Determination of Specific Gravity - The specific gravity of the gas flowing through orifice meter stations, when used, shall be determined by taking samples of such gas by means of a recording gravitometer located at the measuring station or at any other point on the pipeline where there will be no commingling thereafter of gas, or by any other recognized method which may be practical in the
         circumstances.   The arithmetic average specific gravity of the gas at
         such points during the chart period shall be used in computing the delivery of gas during such period at such points.

         2.6 Chromatographic Analysis - If the heating value and/or the specific gravity is determined by chromatographic analysis of the gas sample, the values of the physical constants for the gas compounds and the procedure for determining the gross heating value and/or the specific gravity of the gas from them shall be as set forth in the American Gas Association reports where available.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 205

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

3.       MEASUREMENT EQUIPMENT

         3.1 Installation and Operation of Measuring Facilities - All measuring facilities shall be installed, if necessary, owned, maintained and operated, at or near the Receipt Point(s) and Delivery Point(s), as mutually agreed to by El Paso and Shipper. The parties agree that new measurement equipment and techniques which may be developed from time to time, including electronic flow measurement equipment and techniques, may be utilized by either party to measure the quantity of gas delivered to or by El Paso without additional authorization from the other party provided such new equipment or technique is recognized as generally acceptable for the intended purpose by recognized industry authorities, provides audit data acceptable by El Paso, and is installed and operated in accordance with generally accepted industry practices. Unless otherwise agreed to between the parties, orifice meters shall be utilized and shall employ flange taps and shall be installed and operated in accordance with the applicable American Gas Association reports.

         3.2 Installation and Operation of Check Meters - Either party may install, maintain and operate at its own expense, at or near the Receipt Point(s) and the Delivery Point(s), check meters and other necessary equipment by which the quantity of gas delivered to or by El Paso may be measured, provided that such equipment is installed so as not to interfere with the operation of the primary measuring facilities provided for in Section 3.1 hereof. Unless otherwise agreed to between the parties, orifice meters shall be utilized and shall employ flange taps and shall be installed and operated in accordance with the applicable American Gas Association reports.

         3.3 Non-interference - Measuring equipment applying to or affecting deliveries shall be installed in such manner as to permit an accurate determination of the quantity of gas delivered and ready verification of the accuracy of measurement. The parties shall exercise care in the installation, maintenance and operation of check measuring or pressure regulating equipment or gas compressors so as to prevent any inaccuracy in the determination of the quantity of gas being measured.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                      First Revised Sheet No. 206
First Revised Volume No. 1-A                                         Superseding
                                                          Original Sheet No. 206

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

3.       MEASUREMENT EQUIPMENT (Continued)

         3.4 Calibration and Test of Measurement Equipment - Each party shall have the right to have representatives present at the time of any installing, cleaning, changing, repairing, inspecting, testing, calibrating or adjusting done in connection with the other party's measuring equipment, including calorimeters, used in the measurement of deliveries of gas. The accuracy of the measuring equipment, including calorimeters, shall be verified at reasonable intervals but not more frequently than once in any thirty (30) day period. In the event either party shall notify the other that it desires a special test of said measuring equipment or of the check measuring equipment, as the case may be, the parties shall cooperate to secure prompt
         verification of the accuracy of such equipment.   Each party shall
         give to the other party sufficient advance notice of the time of all such special tests so that the other party may conveniently have its representatives present.

         3.5 Charts and Records - Upon request of either party, the other shall submit the records and charts from its measuring equipment used in the measurement and billing of gas, including records resulting from electronic flow measurement, chartless custody transfers or any other improved measurement technology, together with calculations therefrom, for inspection and verification, subject to return within thirty (30) days after receipt. The parties shall preserve all test data, charts and other required data pertaining to the measurement of gas by their respective measurement equipment for a period of three
         (3) years or such other period or periods as may be prescribed with respect to them by regulatory bodies having jurisdiction.

         3.6 Correction of Metering Errors - If, upon test, the measuring equipment is found to be in error by not more than two percent (2%), previous recordings of such equipment shall be considered accurate in computing deliveries, but such equipment shall be adjusted at once to record accurately.





Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                      First Revised Sheet No. 207
First Revised Volume No. 1-A                                         Superseding
                                                          Original Sheet No. 207

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

3.       MEASUREMENT EQUIPMENT (Continued)

         3.6   Correction of Metering Errors - (Continued)

         If, upon test, the measuring equipment shall be found to be inaccurate by an amount exceeding two percent (2%), at a recording corresponding to the average hourly rate of flow for the period since the last preceding test, then any previous recordings of such equipment shall be corrected to zero error for any period that is known definitely or agreed upon. In case the period is not known or agreed upon, such correction shall be for a period equal to the lesser of one-half of the time elapsed since the date of the last test or sixteen (16) days.

         3.7 Failure of Meters - In the event a meter is out of service or registering inaccurately, the quantity of gas delivered shall be determined:

         (i) By correcting the error if the percentage of error is ascertainable by calibration, test or mathematical calculations; or in the absence of (i), then

         (ii) By using the registration of any check meter or meters, if installed and accurately registering; or in the absence of both (i) and (ii), then

         (iii) By estimating the quantity of delivery during periods under similar conditions when the meter was registering accurately.

         3.8 Right-of-Way and Rural Consumers - El Paso shall install, maintain and operate at its own expense, all main line taps and high-pressure regulators necessary for the delivery of natural gas by El Paso to Shipper for resale to right-of-way consumers as well as to rural consumers situated remotely from Shipper's general distribution system. For measurement of gas delivered by El Paso to Shipper for resale to such right-of-way consumers, Shipper shall install, maintain and operate at Shipper's own expense, adjacent to El Paso's pipeline, the meters, low-pressure regulators and other equipment required.





Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 207A

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

3.       MEASUREMENT EQUIPMENT (Continued)

         3.8   Right-of-Way and Rural Consumers - (Continued)

         For measurement of gas delivered by El Paso to Shipper for resale to such rural consumers, El Paso may, at its option, require Shipper to install, maintain and operate at Shipper's own expense, adjacent to El Paso's high-pressure regulators, the meters, low-pressure regulators and other equipment required. Notwithstanding the other provisions of these General Terms and Conditions and unless other operating arrangements mutually agreeable to Shipper and El Paso are employed, the following arrangements shall apply to deliveries of gas by El Paso to Shipper for resale to right-of-way consumers as well as to deliveries of gas by El Paso to Shipper for resale to rural consumers where, pursuant to the immediately preceding paragraph, Shipper installs meters, low-pressure regulators and other equipment. Shipper will service all equipment installed by it and the consumers served by use thereof, including handling of all complaints and/or service
         calls.   The reading of said meters shall be performed by the party most conveniently able to do so as mutually agreed upon by El Paso and Shipper. If the meters are read by Shipper, then Shipper shall furnish a copy of the meter readings to the El Paso, all without expense to El Paso; provided, however, that El Paso shall have the right to read said meters at any reasonable time upon giving notice to Shipper. All pipe, meters and other equipment shall remain the
         property of the person or corporation paying for same.   Shipper at
         its own expense will from time to time check the accuracy of the meters measuring said gas and shall give El Paso reasonable notice in writing of its intention to do so. The provisions of Sections 3.6 and
         3.7 hereof shall apply to the accuracy of Shipper's measuring equipment. El Paso may at its option have a representative present at
         such test.   The frequency of meter reading and the billing for gas
         delivered by El Paso to Shipper for resale to such right-of-way and rural consumers shall be in accordance with such operating arrangements as may be mutually satisfactory to El Paso and Shipper.





Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 207B

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

3.       MEASUREMENT EQUIPMENT (Continued)

         3.9 Access to Measuring Equipment - Whenever any point of delivery provided for is on the premises of one party, the other party shall have the right of free use and ingress and egress at all reasonable times for the purpose of installation, operation, repair or removal of measuring equipment.

         In the event check measuring equipment is installed, the other party shall have access to the same at all reasonable times, but the reading, calibration and adjusting thereof and the changing of charts shall be done only by the party installing the check measuring equipment.





Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                Fourth Revised Sheet No. 208
First Revised Volume No. 1-A                   Superseding
Substitute                                     Third Revised Sheet No. 208

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

4.       SCHEDULING AND CAPACITY ALLOCATION

         This Section 4 applies to the operation of El Paso's system and sets forth the procedures for scheduling of receipts and deliveries and allocation of pipeline system capacity or any portion thereof among Shippers receiving transportation service from El Paso under executed Transportation Service Agreements pursuant to this Tariff and transportation arrangements included in El Paso's FERC Gas Tariff, Volume No. 2.

         4.1 Scheduling of Receipts and Deliveries

         (a) For scheduling purposes, Day 1 shall be utilized only for scheduling firm requests using primary receipt points and primary delivery points and Day 2 shall be utilized, where additional capacity exists, first for scheduling any additional firm requests using primary receipt points and primary delivery points, secondly for scheduling firm requests using either alternate receipt points or alternate delivery points and third for scheduling any interruptible requests. The following procedure shall be utilized to schedule transportation on El Paso's system:

         Day 1 - On Day 1, Shippers shall verify their requests for firm transportation from primary receipt points to primary delivery points and cause the Operators to make confirmations of supply. El Paso shall utilize confirmed volumes, not to exceed requests, to determine capacity requirements; and, where necessary, the capacity allocation procedure set forth in Section 4.2 hereof shall be followed. However, when the confirmation from the last well causes the total confirmation to exceed the request, El Paso shall alter the confirmation on the last well as required for the total confirmation to equal requested volumes in accordance with the prioritized list of wells, if any, provided by each Shipper. El Paso shall then communicate electronically or via facsimile to the Shippers and Operators the scheduled quantities and any additional capacity availability. Such notification normally shall be completed prior to the beginning of business on Day 2.





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                             1st Sub Second Revised Sheet No. 209
First Revised Volume No. 1-A                                         Superseding
                                                     First Revised Sheet No. 209

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

4.       SCHEDULING AND CAPACITY ALLOCATION (Continued)

         4.1   Scheduling of Receipts and Deliveries (Continued)

         Day 2 - Where additional capacity exists, Shippers shall have the opportunity, in accordance with the allocation procedures set forth in
         Section 4.2 of this Section, to request firm transportation for additional quantities of gas using primary receipt points and primary delivery points, then for firm requests using either alternate receipt points or alternate delivery points, or both, and then for requests for interruptible transportation. Shippers shall cause the Operator
         to make corresponding confirmations of supply.   Such scheduling shall
         apply only to the additional capacity and shall not cause any change in the prior sequencing of deliveries. El Paso shall then normally communicate electronically or via facsimile the final scheduling of gas to Shippers and Operators prior to the beginning of business on Day 3.

         Day 3 - Shippers shall cause the Operators to tender the scheduled quantities of natural gas to El Paso at Receipt Points, plus volumes retained by El Paso for fuel and shrinkage as provided for in the applicable transportation rate schedule and El Paso shall deliver the scheduled quantities of natural gas, for Shippers' accounts, at Delivery Points. However, in the event an unexpected capacity constraint occurs, then El Paso shall allocate capacity in accordance with the applicable provisions of Section 4.2(d).

         (b) Operating conditions may, from time to time, cause a temporary and unintentional imbalance between the quantities (in dth's) of natural gas that El Paso receives and the quantities of natural gas that Shipper takes under the executed Transportation Service Agreement. Shipper shall schedule gas attributable to imbalances when El Paso, in its reasonable discretion and in a nondiscriminatory manner, determines that it can practicably receive or deliver such imbalance.

         (c) El Paso shall not be obligated to accept, for the account of Shipper, from any receipt point, a quantity of gas that is less than fifteen (15) dth per day, so as to avoid measurement problems relative to small volumes and disproportionate administrative burdens.



Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                           Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                     First Revised Sheet No. 209A
First Revised Volume No. 1-A                                         Superseding
                                          1st Substitute Original Sheet No. 209A

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

  4.     SCHEDULING AND CAPACITY ALLOCATION (Continued)

         4.1   Scheduling of Receipts and Deliveries (Continued)

         (d) With respect to its own natural gas supplies, El Paso shall be obligated to pool its supplies by basin, and schedule its own sales gas from such pools in the same manner as it schedules gas from pools for other Shippers.

         (e) In the event that, on any day, a Shipper's initial request for transportation on El Paso's system is unsuccessful due to lack of access to downstream transportation at any delivery point, which El Paso shall confirm by contacting the downstream operator, such condition shall have no adverse effect on the scheduling of other Shipper's rights at receipt or delivery points.

         (f) In the event of any occurrence which prevents El Paso from utilizing the process set forth above (e.g., computer failure), for the duration of such occurrence, all scheduling shall be done on the same day subject to the priority limitations applicable on Day 2. Notice of the commencement and termination of any such occurrence shall be posted on El Paso's EBB. The provisions of Section 4.2(d) below shall not apply to occurrences subject to this Section 4.1(f).

         (g) During Day 3, a Shipper moving gas pursuant to Rate Schedule T-3 of this Volume No. 1-A Tariff may divert scheduled volumes to a point that is within the same rate zone or in an upstream zone. A Releasing Shipper, as a term of release, may utilize such flow day diversion as a means of recalling capacity on an expeditious basis. Additionally, an Acquiring Shipper also may utilize flow day diversion for the same day return of such recalled capacity. Any diversion pursuant to this
         Section 4.1(g) is subject to the following conditions:





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
Original Volume No. 1-A                                  Original Sheet No. 209B

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

4.       SCHEDULING AND CAPACITY ALLOCATION (Continued)

         4.1   Scheduling of Receipts and Deliveries (Continued)

         (i) The Shipper who desires to divert gas to an alternate delivery point must: (1) Contact the Operator of the delivery point to which the gas was originally scheduled and arrange for that Operator to decrease the quantity to be received from El Paso, and (2) Arrange with the Operator of the alternate delivery point to receive the gas.

         (ii) The Operator of the delivery point from which the gas is to be diverted must notify El Paso, via El Paso's electronic scheduling system, which Shipper's gas is to be diverted and to whom and where it is to be diverted.

         (iii) The Operator of the alternate delivery point must notify El Paso, via El Paso's electronic scheduling system, that said Operator has agreed to receive the diverted gas and must specify the quantities to be diverted to each delivery point.

         (iv) El Paso shall compare the notifications to verify that the transactions correspond and shall determine if all or part of the requested transaction can be accommodated given the current and anticipated pipeline loading and operating conditions. A flow day diversion shall not have the effect of bumping a Shipper moving gas under Rate Schedule T-1 of this Volume No. 1-A Tariff.

         (v) If all or part of the transaction can be accommodated, El Paso shall notify the Shipper and Operators involved what portion of the transaction has been accepted.





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 209C

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

4.       SCHEDULING AND CAPACITY ALLOCATION (Continued)

         4.1   Scheduling of Receipts and Deliveries (Continued)

         (vi) The volumes scheduled to be diverted shall be assumed to have flowed such that no imbalance exists as a result of the diversion
         transactions at the end of the day of flow.   Any imbalance resulting
         from the difference between the total scheduled quantities (including diversion volumes) and the actual measured volumes shall be accounted for at the delivery point or on a transportation service agreement, as appropriate.

         (vii) As a result of the diversion, Shipper shall not experience any change to the originally scheduled volumes and shall be invoiced as though the gas had been delivered to the originally scheduled point.

         4.2 Capacity Allocation Procedure - If, on any day, El Paso determines that the capacity of its pipeline system, or any portion of such system, is insufficient to serve all transportation confirmed on Day 1 or Day 2, then El Paso will schedule transportation in accordance with the sequencing procedures set forth below until all available capacity at the constrained location is allocated. Priority to capacity on the mainline system controls priority to the capacity upstream of any mainline receipt point. Further, capacity shall be allocated among Shippers on a nondiscriminatory basis. Subject to the foregoing, capacity shall be allocated among Shippers in accordance with the following:

         Firm Allocation

         (a) First, Shippers receiving service under Rate Schedule FTS-S for delivery to primary delivery point(s), shall

                     (This space intentionally left blank)





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                             1st Sub Second Revised Sheet No. 210
First Revised Volume No. 1-A                                         Superseding
                                                     First Revised Sheet No. 210

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

4.       SCHEDULING AND CAPACITY ALLOCATION (Continued)

         4.2 Capacity Allocation Procedure (Continued) receive their full requirements before all other Shippers without any requirements or restrictions as to where the gas is received. Such service shall be based on confirmed quantities not to exceed the capacity of the facility to receive or deliver gas; then

         (b) Second, pro rata among firm transportation Shippers, including Acquiring Shippers receiving released capacity on a firm or firm recallable basis under El Paso's Capacity Release Program, for delivery from primary receipt to primary delivery point(s) based on confirmed quantities not to exceed any applicable maximum contract quantities; then

         (c) Third, pro rata among all other firm transportation Shippers utilizing either an alternate receipt or an alternate delivery point, or both, based on confirmed volumes not to exceed the capacity of the facility to receive or deliver gas nor to exceed any Shipper's applicable maximum contract quantities.

         (d) If, on Day 3, an interruption of service occurs which requires an allocation of previously scheduled capacity, El Paso shall allocate pursuant to this Section 4.2, but shall treat categories (b) and (c) above equally for allocation purposes. After serving all firm requirements, then capacity shall be allocated to interruptible service as follows:

         Interruptible Allocation

         (a) First, pro rata among Shippers who contracted prior to October 9, 1985 for interruptible transportation service, according to the provisions of the applicable transportation contracts; then

         (b) Second, among Shippers utilizing El Paso's interruptible transportation service on a first-come/first-served basis as set forth in Section 19 of these General Terms and Conditions; then

         (c) Pro rata among Shippers receiving scheduled overrun transportation.


Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                           Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                  Substitute Original Sheet No. 210A

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

4.       SCHEDULING AND CAPACITY ALLOCATION (Continued)

         4.3 Adjustments to Confirmed Volumes Received by El Paso in the Event of Supply Underperformance

         (a) If, on any day, El Paso determines in its reasonable discretion that underdelivery of natural gas into El Paso's system (supply underperformance), from a gathering system or other receipt point, if allowed to continue, could adversely affect system integrity, El Paso shall have the right, after providing as much advance notice as possible, to make adjustments at such point to Operators' Day 1 confirmations to reflect more accurately such Operators' previous actual deliveries of supply into El Paso's system. An adjustment pursuant to this Section 4.3 shall not eliminate Shippers' rights pursuant to the Day 2 scheduling procedures set forth in Section 4.1(a). The provisions of this Section 4.3 shall apply either until the underdelivery is eliminated or until this threat to system integrity no longer exists.

         (b) El Paso shall identify potential threats to system integrity by utilizing criteria such as: weather forecast for the market area and producing area; system conditions, including outages, maintenance, equipment availability and line pack; overall projected pressures at various locations; and storage conditions.

         (c) When supply underperformance occurs and the deficient source of supply is immediately identifiable, El Paso shall make adjustments to
         that Operator's confirmed volumes.   Those supplies that are
         independently verifiable by El Paso and which match the Operator's confirmation shall not be subject to the provisions of this Section
         4.3. When the deficient source of supply is not immediately identifiable, the smallest affected area by wellhead, gathering system, interconnect or residue plant, shall be identified and these procedures apply only to that portion of the system. The following procedures shall be used to adjust Operators' confirmed volumes of natural gas in the event of supply underperformance.





Issued by: A. W. Clark, Vice President
Issued on: April 29, 1993                                 Effective: May 1, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                  Substitute Original Sheet No. 210B

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

4.       SCHEDULING AND CAPACITY ALLOCATION (Continued)

         4.3 Adjustments to Confirmation Volumes Received by El Paso in the Event of Supply Underperformance (Continued)

         (i) Wellhead Nonperformance - El Paso shall reduce to zero (0) a well's confirmed volume on Day 1 when El Paso determines that such well is not producing. The confirmation shall be restored after El Paso determines that the well is producing.

         (ii) Gathering System Underperformance - If supply underperformance exists, gathering system monitoring shall be performed by El Paso on a daily basis utilizing the most current data available. El Paso shall compare the most recent total actual production to Operators' confirmed volumes for each gathering system. When supply is expected to be less than Operator confirmations and the shortfall in receipts threatens the integrity of El Paso's system, El Paso shall notify Operators promptly and attempt to attain balancing in the affected gathering system. After being notified by El Paso, Operators may voluntarily reduce confirmed volumes to the actual supply level. If Operators volunteer collectively to reduce confirmations to the actual supply level, thereby eliminating the supply underperformance, no
         further action will be required by El Paso.   However, if Operators
         collectively fail to eliminate the supply underperformance, then performance factors shall be used by El Paso to adjust the otherwise confirmed volumes as set forth below.

         (1) Calculation of Performance Factors - El Paso shall calculate performance factors applicable to each Operator in each gathering system based on a history of actual performance versus final scheduled volumes. When there is no history on which to calculate an Operator's performance factor in a particular gathering system, such Operator shall be included in the provisions contained in this Section 4.3(c)(ii) with a factor that does not indicate underperformance,
         until such time as data become available.   El Paso shall use the
         three most current





Issued by: A. W. Clark, Vice President
Issued on: April 29, 1993                                 Effective: May 1, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                  Substitute Original Sheet No. 210C

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

4.       SCHEDULING AND CAPACITY ALLOCATION (Continued)

         4.3 Adjustments to Confirmation Volumes Received by El Paso in the Event of Supply Underperformance (Continued)

         (1)   Calculation of Performance Factors - (Continued)

         available months of data. The absolute value of the difference between final scheduled volumes and actual received volumes for such three (3) month period shall be divided by each Operator's final scheduled volumes, as adjusted for any past system change data available, to arrive at that Operator's gross performance factor. El Paso shall reduce each Operator's performance factor by 2 percentage points.

         (2) Application of Performance Factors - The following procedure shall be used by El Paso to calculate an Operator's expected underperformance and allocate its share of supply shortfall for the targeted gathering system. El Paso shall apply the adjusted performance factor against an Operator's confirmed volumes to estimate the Operator's expected volume underperformance. The Operator's expected volume underperformance shall be compared with the sum of all Operators' expected volume underperformance to determine each Operator's proportionate share (percentage) of the total expected volume underperformance. Each Operator's proportionate share shall be applied against the total supply shortfall for the gathering system to determine the adjustment to each Operator's confirmed volumes. El Paso shall communicate all adjusted confirmed volumes that have been scheduled to the appropriate parties in accordance with Section 4.1(a) of this FERC Gas Tariff. El Paso shall make available electronically to each Operator its applicable performance factor within each gathering system prior to each month.





Issued by: A. W. Clark, Vice President
Issued on: April 29, 1993                                 Effective: May 1, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                  Substitute Original Sheet No. 210D

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

4.       SCHEDULING AND CAPACITY ALLOCATION (Continued)

         4.3 Adjustments to Confirmation Volumes Received by El Paso in the Event of Supply Underperformance (Continued)

         (iii) Interconnection or Residue Plant Underperformance Receipts from interconnecting pipelines and third party plants shall be monitored by El Paso on a daily basis where real time data is available. When actual receipts are less than confirmed volumes and the shortfall in receipts threatens the integrity of El Paso's system, El Paso shall notify the interconnect and plant Operators and request Operators to increase deliveries or reduce confirmed volumes prospectively.

         In the event interconnect or third party plant Operators fail to make adjustments, El Paso shall limit, on a pro rata basis, prospective confirmed volumes to actual receipts of supply on the day in question. Higher confirmations shall be allowed prospectively only when the Operator increases volumes of gas into El Paso's system.





Issued by: A. W. Clark, Vice President
Issued on: April 29, 1993                                 Effective: May 1, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                      First Revised Sheet No. 211
First Revised Volume No. 1-A                  Superseding Original Sheet No. 211

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5.       QUALITY

         5.1 All natural gas received by El Paso at any mainline Receipt Point(s) shall conform to the following specifications and must be, in El Paso's reasonable judgment, otherwise merchantable:

         (a) Liquids - The gas shall be free of water and hydrocarbons in liquid form at the temperature and pressure at which the gas is
         received.   The gas shall in no event contain water vapor in excess of seven (7) pounds per million standard cubic feet.

         (b) Hydrocarbon Dew Point - The hydrocarbon dew point of the gas received shall not exceed twenty degrees Fahrenheit (20 degrees F) at normal pipeline operating pressures.

         (c) Total Sulfur - The gas shall not contain more than five (5) grains of total sulfur per one hundred (100) standard cubic feet, which includes hydrogen sulfide, carbonyl sulfide, carbon disulfide,
         mercaptans, and mono-, di- and poly-sulfides.   The gas shall also
         meet the following individual specifications for hydrogen sulfide, mercaptan sulfur or organic sulfur:

         (i) Hydrogen Sulfide - The gas shall not contain more than one-quarter (0.25) grain of hydrogen sulfide per one hundred (100) standard cubic feet.

         (ii) Mercaptan Sulfur - The mercaptan sulfur content shall not exceed more than three-quarters (0.75) grain per one hundred (100) standard cubic feet.

         (iii) Organic Sulfur - The organic sulfur content shall not exceed one and one-quarter (1.25) grains per one hundred (100) standard cubic feet, which includes mercaptans, mono-, di- and poly-sulfides, but it does not include hydrogen sulfide, carbonyl sulfide or carbon disulfide.

         (d) Oxygen - The oxygen content shall not exceed two-tenths of one percent (0.2%) by volume and every reasonable effort shall be made to keep the gas delivered free of oxygen.





Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                      First Revised Sheet No. 212
First Revised Volume No. 1-A                                         Superseding
                                                          Original Sheet No. 212

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5.       QUALITY (Continued)

         (e) Carbon Dioxide - The gas shall not have a carbon content in excess of two percent (2%) by volume, except for gas applicable to Sections 5.2 and 5.3.

         (f) Diluents - The gas shall not at any time contain in excess of three percent (3%) total diluents (the total combined carbon dioxide, nitrogen, helium, oxygen, and any other diluent compound) by volume, except for gas applicable to Sections 5.2 and 5.3.

         (g) Dust, Gums and Solid Matter - The gas shall be commercially free of dust, gums and other solid matter.

         (h) Heating Value - The gas shall have a heating value of not less than 967 Btu per cubic foot.

         (i) Temperature - The gas received by El Paso shall be at temperatures not in excess of one hundred twenty degrees Fahrenheit (120 degrees F) nor less than fifty degrees Fahrenheit (50 degrees F). Any party tendering gas at a temperature standard less than fifty degrees Fahrenheit (50 degrees F) shall receive a waiver of such standard only if a test has been conducted in accordance with procedures set forth in Section 5.12(b) hereof and the results from such test demonstrate that the particular segment of the pipeline tested can be safely operated below the fifty degrees Fahrenheit
         (50 degrees F) temperature standard.

         (j) Deleterious Substances - The gas shall not contain deleterious substances in concentrations that are hazardous to health, injurious to pipeline facilities or adversely affect merchantability.

         5.2 El Paso agrees that plant Receipt Points on El Paso's system, where gas does not conform to the carbon dioxide and/or the total diluent specification set forth in Sections 5.1(e) and (f) above, shall be grandfathered based on the highest non-conforming monthly average percentages of carbon dioxide and total diluents for a month during the twelve (12) month base period ended July 31, 1990. El Paso shall accept gas with carbon dioxide and/or total diluents at percentages up to the non-conforming specifications at volumes up to the residue volume at the plant design capacity as it exists on July 31, 1990; provided, however, to


Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 212A

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5.       QUALITY (Continued)

         the extent El Paso must curtail non-conforming volumes to meet El Paso's delivery point specifications for carbon dioxide and/or total diluents, El Paso shall curtail volumes at these plants down to 125%
         of historical volumes in accordance with Section 5.5.   Historical
         volumes for non-conforming plants shall be deemed to be the daily average for the highest monthly tailgate volume delivered to El Paso during the twelve (12) month base period ended July 31, 1990 and in the event a non-conforming plant or plants are closed, El Paso shall transfer the applicable historical volumes to another plant. To the extent a Shipper and/or a plant operator can demonstrate to El Paso that the specifications and/or historical volumes set forth below are in error or that any other plant located on El Paso's system has not historically met the carbon dioxide and the total diluents specifications set forth in Sections 5.1(e) and (f) above, El Paso shall either modify accordingly these specifications and/or historical volumes set forth below or grandfather such other plants on the same basis as the plants identified above, as appropriate. The identification of the non-conforming plants, the grandfathered specifications and the historical volumes are set forth on the table below.

                                       Non-Conforming Plants
                                 --------------------------------------
                                                   Grandfathered
                                                   Specifications
                                             --------------------------      Historical
                                  Meter                  Total Diluents        Volume
     Location                     Code       CO2MOL %         MOL%            (MCF/D)
     --------                    ------      --------    --------------      ----------
Amoco Slaughter Plant
   (IAMSLAUG)                    77-039          -           11.89             6,915
Barnhart Plant (J.L.Davis)
   (IBARNHRT)                    77-002          -            3.55             6,149
Big Lake Texon Plant
   (Damson Oil Corp.)
   (ITEXON)                      77-055          -            9.67             2,362
Chevron Puckett Plant
   (TPUCKETT)                    14-261        3.55           4.09            37,390
   Conoco Ramsey Plant
   (IRAMSEY)                     77-095          -            6.38             4,579
Exxon Snyder Plant
   (Oryx Energy)
   (IEXSNYDR)                    77-009          -            7.42               696





Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 212B

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

  5.    QUALITY (Continued)

                                       Non-Conforming Plants
                                       ---------------------
                                            (Continued)

                                                   Grandfathered
                                                   Specifications
                                             --------------------------
                                                                            Historical
                                 Meter                   Total Diluents       Volume
     Location                     Code       CO2MOL %         MOL%           (MCF/D)
     --------                   --------     --------    --------------     ----------
Jameson Plant (Oryx Energy)
   (ISUNJAME)                    77-078          -            7.02              2,823
Meridian Benedum Plant
   (MOHI)(IHYBENDM)              02-304          -            3.18             75,585
Midkiff Plant
   (TMIDKIFF)                    01-079          -            4.95             39,371
Midway Lane Plant
   (Apache Gas Corporation)
   (IMIDWAY)                     03-933          -            4.45              4,617
Permian Corp.  CPD #2
   (IPERTOD2)                    14-082          -            6.03              6,620
Phillips Goldsmith Plant
   (IPHGOLDS)                    03-105)
                                 03-927)         -            5.23             62,267
                                 02-381)
Phillips Lee Plant
   (IPHLEE)                      77-025          -            7.34             27,484
Phillips Eunice Plant
   (IPHEUNIC)                    77-287          -            5.15             57,672
Phillips Fullerton Plant
   (IPHFULTN)                    77-289          -            6.18             28,200
Phillips Spraberry Plant
   (IPHSPBRY)                    77-248          -            4.64             11,277
Phillips Crane Plant
   (IPHCRANE)                    77-285          -            3.86              8,706
San Juan River Plant
   (TBKRDOMN)                    01-125          -            4.35             32,827
Shell TXL Plant (ISHTXL)         77-029          -            6.17             12,054
Shell Wasson Plant
   (ISHWASON)                    01-106          -            5.98              8,682
Terrell Plant
   (TTERRELL)                    01-596        2.89           4.53            102,708
Texaco Fuller
   (ITEXFULR)                    77-036          -            7.66                661





Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 212C

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

  5.    QUALITY (Continued)

                                       Non-Conforming Plants
                                       ---------------------
                                            (Continued)

                                                    Grandfathered
                                                    Specifications
                                             --------------------------      Historical
                                  Meter                   Total Diluents      Volume
     Location                     Code       CO2MOL %         MOL%            (MCF/D)
   ------------                  -------     ---------    --------------     ----------
Texaco Vealmoor Plant
   (IVEALMOR)                    77-028          -            6.32            10,204
Tipperary Denton Plant
   (J.L.  Davis)(IDENTON)        77-001          -            5.02             2,554
Union of California
   Dollarhide Plant
   (IUTDOLHD)                    77-027          -            6.42             2,056
Union Texas Perkins Plant
   (IUTPERKN)                    77-068          -           10.19             9,178
Val Verde
   (IMOIIRKA)                    14-136        2.13             -            195,985
Warren Monument
   (IWARMONU)                    77-045          -            4.04            31,576
Warren Saunders Plant
   (IWARSAUD)                    77-046          -            5.75            12,421

         5.3 El Paso agrees that interconnect Receipt Points on El Paso's system, where gas does not conform to the carbon dioxide and/or the total diluent specification set forth in Sections 5.1(e) and (f) above, shall be grandfathered based on the twelve (12) month average non-conforming percentages of carbon dioxide and total diluents for the twelve (12) month base period ended July 31, 1990. El Paso shall accept gas with carbon dioxide and/or total diluents at percentages up to the grandfathered non-conforming specifications at volumes up to the historical volume. The historical volume is deemed to be the daily average volume received by El Paso at each of the non-conforming interconnect Receipt Points for the twelve (12) month base period
         ended July 31, 1990.   The identification of the non-conforming
         interconnects, the grandfathered specifications and the historical volumes are set forth on the following table:





Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 212D

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5.    QUALITY (Continued)

                                       Non-Conforming Interconnects
                                       ----------------------------
                                                                             Historical
                                  Meter                   Total Diluents        Volume
     Location                     Code       CO2MOL %         MOL%            (MCF/D)
   -------------                 ------      --------     --------------     ----------
Big Blue Receipt Point
   (Colorado Interstate)
   (IBIGBLUE)                    14-091          -            9.50            11,900
Howe Ranch Discharge
   (Meridian)                    02-721        4.12           5.20             3,480
Northern Natural Plains
   (INNPLAIN)                    01-094          -            4.22           111,072
Plains Compressor
   (Westar-Felmac)
   (IW40-043)                    40-043          -            4.50             8,464

         5.4 In addition, El Paso agrees to grandfather the sulfur specifications set forth in Section 5.1(c) above for natural gas received at the tailgate of the Terrell and Puckett Plants, based on the actual monthly highest non-conforming concentrations during the twelve (12) month base period ending July 31, 1990. The sulfur specifications El Paso shall accept for natural gas at volumes up to the residue volume at plant design capacity received at the tailgate
         of the Terrell and Puckett Plants are identified below.   To the
         extent a Shipper can demonstrate to El Paso that any other plant located on El Paso's system has not historically met the sulfur specifications set forth in Section 5.1(c) above, El Paso shall grandfather such plant on the same basis as the Terrell and Puckett Plants; provided, however, a plant shall not qualify if such plant has changed the method of processing the gas in the last five (5) years.

                  Grandfathered Non-conforming Sulfur
                  (grains per 100 standard cubic feet)

                    Total     Hydrogen    Mercaptan    Organic
Location           Sulfur     Sulfide      Sulfur      Sulfur
Terrell Plant       -          0.45          -           -

Puckett Plant       -          0.45          -           -





Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 212E


                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5.       QUALITY (Continued)

         5.5 El Paso agrees to accept natural gas (including volumes in excess of the volumes identified in Sections 5.2 and 5.3) which does not conform to the quality specifications set forth in Sections 5.1(e) and (f) at the Receipt Point(s), but only until such time as El Paso, in its reasonable discretion and judgement, determines that such natural gas must conform to the quality specifications set forth above to maintain prudent operation of part or all of El Paso's system. In exercising its discretion to discontinue accepting nonconforming natural gas under this Section, El Paso will consider only the volume, compositions and location of the gas, and the impact of its continued introduction into El Paso's system on El Paso's operations and an ability to meet its obligations to third parties, and will
         appropriately document the basis for its decision.   Upon determining
         that it will no longer accept non-conforming volumes, El Paso will notify Shippers and/or plant operators that all prospective deliveries must comply with the quality specifications set forth above and that the provisions of Section 5.8 below shall be applicable to all natural gas tendered for transportation which does not so comply. In the event the aforementioned occurrences cause El Paso to curtail volumes at plant and/or interconnect Receipt Points such curtailment shall exclude those plant and/or interconnect volumes identified in Sections
         5.2 and 5.3, provided, however, if El Paso determines that it must further curtail volumes of non-conforming gas to meet El Paso's delivery specifications for carbon dioxide and/or total diluents, El Paso shall curtail volumes down to 125% of the historical volumes for those plants identified in Section 5.2 on the following basis:

         (a) First, volumes of natural gas that did not meet the 967 Btu standard would be curtailed in order of lowest Btu to highest down to the level of 125% of historical volumes;

         (b) Second, plants with pipeline interconnects in addition to El Paso would be curtailed down to the level of 125% of historical volumes on a pro rata basis; and

         (c) Third, all other volumes would be curtailed on a pro rata basis, based on a percentage of such volumes that are out of compliance as to the particular substance that is causing the problem, down to 125% of historical volumes.





Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 212F

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5.       QUALITY (Continued)

         Based on the curtailment procedure as documented above, El Paso will determine the volume of gas, not to be less than 125% of historical volumes, that will be allowed to enter El Paso's system at the grandfathered carbon dioxide and/or total diluent specifications for each non-conforming plant and will notify the plant operator of such
         volumes.   Following such initial notification to plant operators, El
         Paso shall provide a written notice accompanied by a verification of non-compliance and provide audit rights to all affected Shippers and operators, in order to ensure compliance with the above curtailment procedures.

         5.6 Gas delivered to El Paso at Receipt Point(s) which receives any Production Area services shall conform to those specifications established herein.

         5.7 The quality specifications for each gathering system connected to El Paso's mainline system shall be no more stringent than those
         specifications set forth in Section 5.1.   All natural gas received at
         a gathering system Receipt Point shall conform to the specifications set forth in the table below:

                (Gathering System Specifications shall be waived
                   by El Paso on a non-discriminatory basis)





                     (THIS SPACE INTENTIONALLY LEFT BLANK)





Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                            Original Sheet No. 212G


                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5. QUALITY (Continued)





                                      Hydro-                        Total Sulfur/
                         Water        Carbons           H2S         Mercaptan Sulfur/
                         Vapor         Dew             GR/100       Organic Sulfur 3/
  Location              #/MMCF        Point             Scf         GR/100 Scf
 ------------           ------        -----            ------       --------------
 San Juan Basin
 Sweet Gas               25            1/              0.25         5/.75/1.25
  (GSANJUAN)

 La Jara
  (ILAJARA)              25            1/              0.25         5/.75/1.25


 Tapacito Field
  (ITAPACIT)             25            1/              0.25         5/.75/1.25


 Kutz (Exchange
 Point No. 13)
  (IEXCPT13)             25            1/              0.25         5/.75/1.25

 Kutz (Exchange Point
 No. 18)
  (IEXCPT18)             25            1/              0.25         5/.75/1.25


 Gas Company of New
 Mexico (Exchange
 Point No. 47)
  (IEXCPT47)             25            1/              0.25         5/.75/1.25

 San Juan Ignacio
 Dry (GIGNACIO)          25            20 degrees F    0.25         5/.75/1.25

 Bondad (WestGas)
  (IBONDAD)              25            20 degrees F    0.25         5/.75/1.25

 WestGas
  (IWESTGAS)             25            20 degrees F    0.25         5/.75/1.25

 San Juan Barker
 Dome (GBKRDOMN)         25            20 degrees F    2/           4/




                                                                     Dust,                  Minimum
                                      Total                        Gums and                Heating
                       CO2           Diluents         Oxygen        Solid                   Value
 Location              MOL %           MOL %            %           Matter                   Btu            Temperature
 --------              -----         ---------        ------       --------                -------          -----------
 San Juan Basin                                                                                             Max 120 degrees F
 Sweet Gas              2             3                .2           Free of                 967             Min 50 degrees F
  (GSANJUAN)

 La Jara                                                                                                    Max 120 degrees F
  (ILAJARA)             2             3                .2           Free of                 967             Min 50 degrees F

 Tapacito Field                                                                                             Max 120 degrees F
  (ITAPACIT)            2             3                .2           Free of                 967             Min 50 degrees F

 Kutz (Exchange
 Point No. 13)                                                                                              Max 120 degrees F
  (IEXCPT13)            2             3                .2           Free of                 967             Min 50 degrees F

 Kutz (Exchange Point
 No. 18)                                                                                                    Max 120 degrees F
  (IEXCPT18)            2             3                .2           Free of                 967             Min 50 degrees F

 Gas Company of New
 Mexico (Exchange
 Point No. 47)                                                                                              Max 120 degrees F
  (IEXCPT47)            2             3                .2           Free of                 967             Min 50 degrees F

 San Juan Ignacio                                                                                           Max 120 degrees F
 Dry (GIGNACIO)         2             3                .2           Free of                 967             Min 50 degrees F

 Bondad (WestGas)                                                                                           Max 120 degrees F
  (IBONDAD)             2             3                .2           Free of                 967             Min 50 degrees F

 WestGas                                                                                                    Max 120 degrees F
  (IWESTGAS)            2             3                .2           Free of                 967             Min 50 degrees F

 San Juan Barker                                                                                            Max 120 degrees F
 Dome (GBKRDOMN)        5/            4.35 6/          .2           Free of                 967 7/          Min 50 degrees F


Issued by:  A.W. Clark, Vice President              Effective: September 1, 1991
Issued on:  August 29, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                            Original Sheet No. 212H


                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5. QUALITY (Continued)



                                      Hydro-                            Total Sulfur/
                        Water         Carbons             H2S          Mercaptan Sulfur/
                        Vapor          Dew               GR/100        Organic Sulfur 3/
   Location             #/MMCF        Point               Scf             GR/100 Scf
 -------------          ------        -----              ------        ----------------
 Western Gas
 Processors CPD#1
  (IWGPCPD1)            15            20 degrees F       0.25          5/.75/1.25

 Lockridge
  (GLOCKRID)            20            20 degrees F       2/            4/

 Worsham
  (GWORSHAM)            20            20 degrees F       2/            4/

 Waha
  (GWAHA)               20            20 degrees F       2/            4

 West Waha
  (GWSTWAHA)            20            20 degrees F       2/            4/

 Gomez
  (GGOMEZ)              20            20 degrees F       2/            4/

 Toro
  (GTORO)               20            20 degrees F       2/            4/

 Rojo Caballos
  (GROJOCAB)            20            20 degrees F       2/            4/

 Carlsbad
  (GCARLSBAD)           7             20 degrees F       0.25          5/.75/1.25

 Terrell
  (GTERRELL)            15            20 degrees F       2/            5/.75/1.25






                                                                       Dust,               Minimum
                                       Total                          Gums and             Heating
                         CO2          Diluents          Oxygen         Solid                Value
 Location                MOL %          MOL %             %            Matter                Btu          Temperature
 --------               -----         ---------         ------        --------             -------        -----------
 Western Gas
 Processors CPD#1                                                                                         Max 120 degrees F
  (IWGPCPD1)            2             3                 .2            Free of              967            Min 50 degrees F

 Lockridge                                                                                                Max 120 degrees F
  (GLOCKRID)            5/            3 6/              .2            Free of              967            Min 50 degrees F

 Worsham                                                                                                  Max 120 degrees F
  (GWORSHAM)            5/            3 6/              .2            Free of              967            Min 50 degrees

 Waha                                                                                                     Max 120 degrees F
  (GWAHA)               5/            3 6/              .2            Free of              967            Min 50 degrees F

 West Waha                                                                                                Max 120 degrees F
  (GWSTWAHA)            5/            3 6/              .2            Free of              967            Min 50 degrees F

 Gomez                                                                                                    Max 120 degrees F
  (GGOMEZ)              5/            3 6/              .2            Free of              967            Min 50 degrees F

 Toro                                                                                                     Max 120 degrees F
  (GTORO)               5/            3 6/              .2            Free of              967            Min 50 degrees F

 Rojo Caballos                                                                                            Max 120 degrees F
  (GROJOCAB)            5/            3 6/              .2            Free of              967            Min 50 degrees F

 Carlsbad                                                                                                 Max 120 degrees F
  (GCARLSBAD)           2             3                 .2            Free of              967            Min 50 degrees F

 Terrell                                                                                                  Max 120 degrees F
  (GTERRELL)            5/            4.53 6/           .2            Free of              967 7/         Min 50 degrees F


Issued by:  A.W. Clark, Vice President              Effective: September 1, 1991
Issued on:  August 29, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                            Original Sheet No. 212I


                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5. QUALITY (Continued)

                                           Hydro-                         Total Sulfur/
                             Water        Carbons          H2S          Mercaptan Sulfur/
                             Vapor          Dew           GR/100        Organic Sulfur 3/
   Location                 #/MMCF         Point            Scf            GR/100 Scf
 --------------             ------         -----          ------        ----------------
 Dewey County Gathering
 System OK  (GDEWEY)        6            20 degrees F     0.25          5/.75/1.25

 Beckham County
  (GBECKHAM)                7            20 degrees F     0.25          5/.75/1.25

 San Juan Mainline
 (GSJMNLIN)                 7            20 degrees F     0.25          5/.75/1.25

 26" Eunice to Pecos
 (GEU-PECS)                 7            20 degrees F     0.25          5/.75/1.25

 Plains to San Juan
 (GSJXOVER)                 7            20 degrees F     0.25          5/.75/1.25

 Terrell to Puckett
 (GTER-PUK)                 7            20 degrees F     0.25          5/.75/1.25

 Culberson County
  (GCULBERS)                7            20 degrees F     0.25          5/.75/1.25

 20" Goldsmith to Plains
  (G20G0-PL)                7            20 degrees F     0.25          5/.75/1.25

 Texas to 16" C
  (GTX-16C)                 7            20 degrees F     0.25          5/.75/1.25

 16" C Line
  (G16C-LIN)                7            20 degrees F     0.25          5/.75/1.25

                                                                         Dust,                  Minimum
                                          Total                         Gums and                Heating
                            CO2          Diluents         Oxygen         Solid                   Value
 Location                   MOL %          MOL %            %            Matter                   Btu            Temperature
 --------                   -----        ---------        ------        --------                -------          -----------
 Dewey County Gathering                                                                                          Max 120 degrees F
 System OK  (GDEWEY)        2            3                .2            Free of                 967              Min 50 degrees F

 Beckham County                                                                                                  Max 120 degrees F
  (GBECKHAM)                2            3                .2            Free of                 967              Min 50 degrees F

 San Juan Mainline                                                                                              Max 120 degrees F
 (GSJMNLIN)                 2            3                .2            Free of                 967              Min 50 degrees F

26" Eunice to Pecos                                                                                             Max 120 degrees F
 (GEU-PECS)                 2            3                .2            Free of                 967              Min 50 degrees F

 Plains to San Juan                                                                                              Max 120 degrees F
 (GSJXOVER)                 2            3                .2            Free of                 967              Min 50#

 Terrell to Puckett                                                                                              Max 120 degrees F
 (GTER-PUK)                 2            3                .2            Free of                 967              Min 50 degrees F

 Culberson County                                                                                                Max 120 degrees F
  (GCULBERS)                2            3                .2            Free of                 967              Min 50 degrees F

 20" Goldsmith to Plains                                                                                         Max 120 degrees F
  (G20G0-PL)                2            3                .2            Free of                 967              Min 50 degrees F

 Texas to 16" C                                                                                                  Max 120 degrees F
 (GTX-16C)                  2            3                .2            Free of                 967              Min 50 degrees F

 16" C Line                                                                                                      Max 120 degrees F
  (G16C-LIN)                2            3                .2            Free of                 967              Min 50 degrees F

Issued by:  A.W. Clark, Vice President              Effective: September 1, 1991
Issued on:  August 29, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 212J

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)
5. QUALITY (Continued)

                                          Hydro-                          Total Sulfur/
                            Water        Carbons           H2S          Mercaptan Sulfur/
                            Vapor          Dew            GR/100        Organic Sulfur 3/
     Location              #/MMCF         Point            Scf             GR/100 Scf
 ---------------           ------        -------          ------        ----------------
 Yucca Butte
  (GYUCBUTE)                7            20 degrees F     0.25          5/.75/1.25

 McKay Creek
  (GMCKAYCR)                7            20 degrees F     0.25          5/.75/1.25

 20" Sonora to Benedum
  (GSON-BEN)                7            20 degrees F     0.25          5/.75/1.25

 Hobart (Phillips)
  (GHOBART)                 7            20 degrees F     0.25          5/.75/1.25

 Hobart - Zybach
  (GHOB-ZYB)                7            20 degrees F     0.25          5/.75/1.25

 ANR No. 1
  (IANR#1AN)                7            20 degrees F     0.25          5/.75/1.25

 ANR No. 2
  (IANR#2AN)                7            20 degrees F     0.25          5/.75/1.25

 BP Gas Transmission
   (Roger Mills County)
   (ICHEY-CP)               7            20 degrees F     0.25          5/.75/1.25

 NGPL Beckham #3
   (INGLPB#3)               7            20 degrees F     0.25          5/.75/1.25

 Lea County (100#)
  (GLEA100#)                8/           1/               2/            4/

                                                                         Dust,                 Minimum
                                          Total                        Gums and                Heating
                             CO2         Diluents         Oxygen        Solid                   Value
 Location                    MOL %        MOL %             %           Matter                   Btu               Temperature
 --------                   -----        ---------        ------        --------               -------             -----------
 Yucca Butte                                                                                                       Max 120 degrees F
  (GYUCBUTE)                2            3                .2            Free of                 967                Min 50 degrees F

 McKay Creek                                                                                                       Max 120 degrees F
  (GMCKAYCR)                2            3                .2            Free of                 967                Min 50 degrees F

 20" Sonora to Benedum                                                                                             Max 120 degrees F
  (GSON-BEN)                2            3                .2            Free of                 967                Min 50 degrees F

 Hobart (Phillips)                                                                                                 Max 120 degrees F
  (GHOBART)                 2            3                .2            Free of                 967                Min 50 degrees F

 Hobart - Zybach                                                                                                   Max 120 degrees F
  (GHOB-ZYB)                2            3                .2            Free of                 967                Min 50 degrees F

 ANR No. 1                                                                                                         Max 120 degrees F
  (IANR#1AN)                2            3                .2            Free of                 967                Min 50 degrees F

 ANR No. 2                                                                                                         Max 120 degrees F
  (IANR#2AN)                2            3                .2            Free of                 967                Min 50 degrees F

 BP Gas Transmission
   (Roger Mills County)                                                                                            Max 120 degrees F
   (ICHEY-CP)               2            3                .2            Free of                 967                Min 50 degrees F

 NGPL Beckham #3                                                                                                   Max 120 degrees F
   (INGLPB#3)               2            3                .2            Free of                 967                Min 50 degrees F

 Lea County (100#)                                                                                                 Max 120 degrees F
  (GLEA100#)                5/           3 6/             .2            Free of                 967                Min 50 degrees F

Issued by:  A.W. Clark, Vice President              Effective: September 1, 1991
Issued on:  August 29, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 212K


                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5. QUALITY (Continued)


                                                                           Total
                                         Hydro-                            Sulfur/
                             Water      Carbons           H2S          Mercaptan Sulfur/
                             Vapor       Dew             GR/100        Organic Sulfur 3/
    Location                #/MMCF       Point             Scf            GR/100 Scf
 -------------              ------       -----            ------        ---------------
 Lea County (Low
 Pressure)                  8/           1/               2/            4/
  (GLEA/LP)

 Texas to Lea (Low
 Pressure)
  (GTX-LEAL)                8/           1/               2/            4/


 Texas to Lea 100#
  (GTX-LEAH)                 8/           1/               2/            4/


 16" A Line
  (G16A-LIN)                8/           1/               2/            4/

 Wilshire
  (GWILSHIR)                8/           1/               2/            4/


 Jack Herbert
  (GJACKHER)                8/           1/               2/            4/

 Lusk
  (GLUSK)                   8/           1/               0.25          5/.75/1.25


 Midkiff
  (GMIDKIFF)                8/           1/               9/            5/.75/1.25


 Sealy Smith
  (GSLYSMITH)               8/           1/               2/            4/

 Peyton
  (GPEYTON)                 8/           1/               2/            4/





                                                                         Dust,                    Minimum
                                          Total                         Gums and                  Heating
                            CO2          Diluents         Oxygen         Solid                     Value
 Location                   MOL %          MOL %            %            Matter                     Btu          Temperature
 --------                   -----        ---------        ------        --------                  -------        -----------
 Lea County (Low                                                                                                 Max 120 degrees F
 Pressure) (GLEA/LP)        5/           3 6/             .2            Free of                   967            Min 50 degrees F


 Texas to Lea (Low                                                                                               Max 120 degrees F
 Pressure) (GTX-LEAL)       5/           3 6/             .2            Free of                   967            Min 50 degrees F


 Texas to Lea 100#                                                                                               Max 120 degrees F
  (GTX-LEAH)                5/           3 6/             .2            Free of                   967            Min 50 degrees F

 16" A Line                                                                                                      Max 120 degrees F
  (G16A-LIN)                5/           3 6/             .2            Free of                   967            Min 50 degrees F


 Wilshire                                                                                                        Max 120 degrees F
  (GWILSHIR)                5/           3 6/             .2            Free of                   967            Min 50 degrees F

 Jack Herbert                                                                                                    Max 120 degrees F
  (GJACKHER)                5/           3 6/             .2            Free of                   967            Min 50 degrees F


 Lusk                                                                                                            Max 120 degrees F
  (GLUSK)                   2            3                .2            Free of                   967            Min 50 degrees F

 Midkiff                                                                                                         Max 120 degrees F
  (GMIDKIFF)                2            4.95             .2            Free of                   967            Min 50 degrees F

 Sealy Smith                                                                                                     Max 120 degrees F
  (GSLYSMITH)               2            3 6/             .2            Free of                   967            Min 50 degrees F


 Peyton                                                                                                          Max 120 degrees F
  (GPEYTON)                 2            3 6/             .2            Free of                   967            Min 50 degree F


Issued by:  A.W. Clark, Vice President              Effective: September 1, 1991
Issued on:  August 29, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 212L


                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5. QUALITY (Continued)

                                                        Hydro-                          Total Sulfur/
                                         Water         Carbons         H2S             Mercaptan Sulfur/
                                         Vapor           Dew          GR/100           Organic Sulfur 3/
     Location                           #/MMCF          Point          Scf                GR/100 Scf
 ----------------                       ------          -----        ------           ------------------
 Pecos Valley
  (GPECVALY)                            8/              1/            2/               4/


 Fort Stockton
  (GFTSTOCK)                            8/              1/            2/               4/


 South Andrews                          8/              1/            2/               4/
  (GSOANDRW)

 Sweetie Peck                           8/              1/            2/               4/
  (GSWETPCK)

 Beaver                                 8/              1/            0.25             5/.75/1.25
  (GBEAVER)




                                                                       Dust,           Minimum
                                         Total                        Gums and         Heating
                        CO2             Diluents        Oxygen         Solid            Value
 Location               MOL %             MOL %           %            Matter            Btu                     Temperature
 --------             -----            ---------       ------         --------         -------                   -----------
 Pecos Valley                                                                                                    Max 120 degrees F
  (GPECVALY)           2                3 6/            .2            Free of          967                       Min 50 degrees F

 Fort Stockton                                                                                                   Max 120 degrees F
  (GFTSTOCK)           5/               3 6/            .2            Free of          967                       Min 50 degrees F

 South Andrews                                                                                                   Max 120 degrees F
  (GSOANDRW)           2                3 6/            .2            Free of          967                       Min 50 degrees F

 Sweetie Peck                                                                                                    Max 120 degrees F
  (GSWETPCK)           2                3 6/            .2            Free of          967                       Min 50 degrees F

 Beaver                                                                                                          Max 120 degrees F
  (GBEAVER)            2                3               .2            Free of          967                       Min 50 degrees F

____________________
1/ Free of hydrocarbons in liquid form.

2/ El Paso will accept natural gas with hydrogen sulfide at levels above 0.25 grains per 100 Scf in these gathering systems. The hydrogen sulfide level will be used as a basis to curtail gas in these gathering systems only if the treating plant facilities are limited as a result of, but not limited to, the following reasons; treating capacity limitation, sulfur emissions limitations, high residue gas hydrogen sulfide concentration.



Issued by:  A.W. Clark, Vice President
Effective: September 1, 1991
Issued on:  August 29, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 212M

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5.       QUALITY (Continued)

____________________
3/ El Paso shall accept a total sulfur, mercaptan sulfur, and organic sulfur as specified in Sections 5.1(c), 5.1(c)(ii) and 5.1(c)(iii) above until such time that El Paso cannot blend the gas to conform to El Paso's delivery point specifications set forth in Section 5.10. In the event such situation occurs, El Paso will refuse acceptance of gas received by curtailing quantities commencing with the quantities of gas containing the highest total sulfur, mercaptan sulfur or organic sulfur down to a level that would permit El Paso to deliver gas at specifications required at the delivery points.

4/ El Paso will accept natural gas with total sulfur at levels above 5 grains per 100 Scf, mercaptans at levels above 0.75 grains per 100 Scf and organic sulfur at levels above 1.25 grains per 100 Scf only to the extent that the processing plant operations is not adversely impacted by these sulfur compounds and the residue gas from these processing plants meets the sulfur specifications listed under Section 5.1(c) above.

5/ El Paso will accept natural gas with carbon dioxide at levels above 2% in these gathering systems. The carbon dioxide level will be used as a basis to curtail gas in these gathering systems only if the treating plant facilities are limited as a result of, but not limited to, the following reasons; treating capacity limitation, carbon dioxide emissions limitations, high residue gas carbon dioxide concentration.

6/ El Paso will accept natural gas in these gathering systems that exceeds the total diluent percentage listed in the table only if the gas at the tailgate of the treating plant where the gas is processed does not exceed the total diluent percentage listed in the table.

7/ El Paso will accept natural gas in these gathering systems that is less than the minimum heating value of 967 Btu only if the gas at the tailgate of the treating plant where the gas is processed exceeds the minimum heating value of 967 Btu.

8/       Free of water in liquid form.

9/       El Paso shall accept natural gas with hydrogen sulfide at levels above
         0.25 grains per 100 Scf only to the extent that the processing plant or gathering system operations and the natural gas liquids product quality are not adversely impacted by the hydrogen sulfide and the residue gas from these processing plants meets the hydrogen sulfide specification listed under Section 5.1(c)(i) above.





Issued by:  A.W. Clark, Vice President              Effective: September 1, 1991
Issued on:  August 29, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 212N

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5.       QUALITY (Continued)

         5.8 If, at any time, gas tendered by Shipper for transportation shall fail to substantially conform to any of the applicable quality specifications set forth in Section 5.1 above and El Paso notifies Shipper of such deficiency and Shipper fails to remedy any such deficiency within a reasonable period of time (immediately in those situations which threaten the integrity of El Paso's system), El Paso may, at its option, refuse to accept delivery pending correction of the deficiency by Shipper or continue to accept delivery and make such changes necessary to cause the gas to conform to such specifications, in which event Shipper shall reimburse El Paso for all reasonable expenses incurred by El Paso in effecting such changes, including operational and gas costs associated with purging and/or venting the pipeline. Failure by Shipper to tender quantities that conform to any of the applicable quality specifications shall not be construed to eliminate, or limit in any manner, the obligations of Shipper existing under any other provisions of the executed Transportation Service Agreement. In the event natural gas is delivered into El Paso's system that would cause the natural gas in a portion of El Paso's pipeline to become unmerchantable, then El Paso is permitted to act expediently to make the gas merchantable again by any and all reasonable methods, including, without limitation, to venting the pipeline of whatever quantity of natural gas necessary to achieve a merchantable stream of gas. Shipper shall reimburse El Paso for all reasonable expenses incurred by El Paso to obtain merchantable natural gas again, including operational and gas costs associated with venting the pipeline. In such cases, El Paso shall promptly notify Shipper of the non-conforming supply and any steps taken to protect the merchantability of the gas.

         5.9 After giving sufficient notice to a Shipper, El Paso shall have the right to collect from all Shippers delivering gas to El Paso at a common Receipt Point their volumetric pro rata share of the cost of any additional hydrogen sulfide analysis and/or water vapor analysis equipment which El Paso, at its reasonable discretion, determines is required to be installed at such Receipt Point to monitor the quality of gas delivered.

         5.10 Except as otherwise provided below, all natural gas delivered by El Paso shall conform to the following specifications:



Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 212O

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5.       QUALITY (Continued)

         (a) Liquids - The gas shall be free of water and hydrocarbons in liquid form at the temperature and pressure at which the gas is delivered. The gas shall in no event contain water vapor in excess of seven (7) pounds per million standard cubic feet.

         (b) Hydrocarbon Dew Point - The hydrocarbon dew point of the gas delivered shall not exceed twenty degrees Fahrenheit (20 degrees F) at a pressure of 600 psig.

         (c) Total Sulfur - The gas shall not contain more than three-quarters (0.75) grain of total sulfur per one hundred (100) standard cubic feet, which includes hydrogen sulfide, carbonyl sulfide, carbon disulfide, mercaptans, and mono-, di- and poly-sulfides. The gas shall also meet the following individual specifications for hydrogen sulfide, mercaptan sulfur or organic sulfur:

         (i) Hydrogen Sulfide - The gas shall not contain more than one-quarter (0.25) grain of hydrogen sulfide per one hundred (100) standard cubic feet.

         (ii) Mercaptan Sulfur - The mercaptan sulfur content shall not exceed more than three-tenths (0.3) grain per one hundred (100) standard cubic feet.

         (iii) Organic Sulfur - The organic sulfur content shall not exceed five-tenths (0.5) grain per one hundred (100) standard cubic feet, which includes mercaptans, mono-, di- and poly-sulfides, but it does not include hydrogen sulfide, carbonyl sulfide or carbon disulfide.

         (d) Oxygen - The oxygen content shall not exceed two-tenths of one percent (0.2%) by volume and every reasonable effort shall be made to keep the gas delivered free of oxygen.

         (e) Carbon Dioxide - The gas shall not have a carbon dioxide content in excess of three percent (3%) by volume.





Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 212P

            TRANSPORTATION GENERAL TERMS AND CONDITIONS (Continued)

5.       QUALITY (Continued)

         Shipper or its designee in effecting such changes.

         (f) Diluents - The gas shall not at any time contain in excess of four percent (4%) total diluents (the total combined carbon dioxide, nitrogen, helium, oxygen, and any other diluent compound) by volume.

         (g) Dust, Gums and Solid Matter - The gas shall be commercially free from solid matter, dust, gums, and gum forming constituents, or any other substance which interferes with the intended purpose or merchantability of the gas, or causes interference with the proper and safe operation of the lines, meters, regulators, or other appliances through which it may flow.

         (h) Heating Value - The gas shall have a heating value of not less than 967 Btu per cubic foot. For natural gas delivered at the border between the States of Arizona and California, the gas shall have a heating value of not less than 995 Btu per cubic foot.

         (i) Temperature - The gas shall be delivered at temperatures not in excess of one hundred five degrees Fahrenheit (105 degrees F) nor less than fifty degrees Fahrenheit (50 degrees F) except where, due to normal operating conditions and ambient temperatures on the pipeline system the temperature may periodically drop below such lower limit.

         (j) Deleterious Substances - The gas shall not contain any toxic or hazardous substance, in concentrations which, in the normal use of the gas, may be hazardous to health, injurious to pipeline facilities or be a limit to merchant-ability. If, at any time, gas tendered for delivery by El Paso shall fail to substantially conform to any of the specifications set forth in this Section 5.10, Shipper or its designee agrees to notify El Paso of such deficiency and if El Paso fails to promptly remedy any such deficiency within a reasonable time, then Shipper or its designee may, at its option, refuse to accept delivery pending correction of the deficiency by El Paso or continue to accept delivery and make such changes as necessary to cause the gas to conform to such specifications, in which event El Paso shall reimburse Shipper or its designee for all reasonable expenses incurred by




Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 212Q

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

5.       QUALITY (Continued)

         5.11 The quality specifications set forth in Section 5.10 above shall not apply to natural gas delivered by El Paso at delivery points in production areas designated as "Field Gas" on Exhibits A and/or B of an executed Transportation Service Agreement or any delivery point in production areas receiving gas delivered by El Paso on July 31, 1990 that did not meet the quality specifications set forth in Section
         5.10 above. Gas so designated shall be of such quality as may exist in El Paso's pipeline from time to time at such points and El Paso makes no warranty of merchantability or fitness for any purpose with respect to such gas.

         5.12 Testing Procedures - The following test procedures shall be utilized by El Paso. (a) To determine whether specified sulfur compound limitations are being met as stated under Section 5.1(c) and 5.10(c) hereof, El Paso shall use the appropriate American Society for Testing Materials Procedures (as revised) Volume 05.05 Gaseous Fuels; Coal and Coke and/or accepted industry practices such as sulfur titrators and chromatographs. (b) To determine whether specific points on El Paso's system can operate below the fifty degree Fahrenheit (50 degree F) tolerance as stated in Section 5.1(i), El Paso shall use the Charpy impact and drop-weight tear tests in accordance with API-5L Supplemental Requirements 5 and 6, respectively. Inasmuch as this test requires the shutdown of the specific segment of the system being tested, El Paso shall conduct such test only at a time when operations on such segments are not affected or the safety of the system is not put in jeopardy.





Issued by: A. W. Clark, Vice President
Issued on: August 29, 1991                          Effective: September 1, 1991

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 213

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

  6.     BILLING AND PAYMENT

         6.1 Billing - On or before the fifteenth (15th) day of each month El Paso shall mail to Shipper an invoice evidencing the bill for services rendered to Shipper under the executed Transportation Service Agreement during the preceding month. When Shipper is in control of information required by El Paso to prepare invoices, Shipper shall cause such information to be received by El Paso on or before the tenth (10th) day of the month immediately following the month to which the information applies.

         6.2 Payment by Wire Transfer - Payment to El Paso for services rendered during the preceding month shall be due on the twenty-sixth
         (26th) day of the calendar month next succeeding that month for which such service was rendered and shall be paid by Shipper on or before
         such due date.   Subject to the provisions of Section 6.3 below,
         Shipper shall make such payment to El Paso by wire transfer in immediately available funds to a depository designated by El Paso. When the due date falls on a day that the designated depository is not open in the normal course of business to receive Shipper's payment, Shipper shall cause such payment to be actually received by El Paso on or before the first business day on which the designated depository is open after such due date.

         6.3 Payment Other Than by Wire Transfer - In the event in any month, that Shipper does not make payment by wire transfer, then payment to El Paso for services rendered during the preceding month shall be due on the twenty-fifth (25th) day of the calendar month next succeeding that month for which such service was rendered. Shipper shall cause payment for such bill to be actually received by El Paso at its offices in El Paso, Texas, directed to the attention of General Accounting, on or before such due date. When the due date falls on a day that El Paso's offices located in El Paso, Texas, are not open in the normal course of business to receive Shipper's payment, Shipper shall cause such payment to be actually received by El Paso on or before the last business day on which El Paso's offices located in El Paso, Texas, are open prior to such due date.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                     Substitute First Revised Sheet No. 214 First
First Revised Volume No. 1-A                                         Superceding
                                                          Original Sheet No. 214

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

6.       BILLING AND PAYMENT (Continued)

         6.4 Failure to Pay Bills - Should Shipper fail to pay all of the amount of any bill for gas delivered under the executed Transportation Service Agreement when such amount is due, as herein provided, Shipper shall pay El Paso interest on the unpaid balance that shall accrue on each calendar day from the twenty-fifth (25th) day of the month during which payment was due at a rate equal to two percent (2%) above the then effective prime commercial lending rate per annum announced from time to time by The Chase Manhattan Bank (N.A.) at its principal office in New York City, provided that for any period that such interest exceeds any applicable maximum rate permitted by law, the interest shall equal said applicable maximum rate. The interest
         provided for by this Section 6.4 shall be compounded monthly.   Unless
         otherwise mutually agreed between the parties, if either principal or interest are due, any payments thereafter received shall first be applied to the interest due, then to the previously outstanding principal due and, lastly, to the most current principal due. Subject to requirements of regulatory bodies having jurisdiction and without prejudice to any other rights and remedies available to El Paso under the law and the executed Transportation Service Agreement, El Paso shall have the right to suspend transportation service without obtaining additional prior approval from the Commission if any amount billed to Shipper remains unpaid for more than thirty (30) days after the due date thereof; provided, however, prior to suspension El Paso shall follow these notification procedures:

         (a) First Notice: On or about ten (10) days after the due date of any payment, El Paso shall contact Shipper by telephone or other routine communication means to advise that unpaid bills may lead to suspension of transportation service when more than thirty (30) days past due;

         (b) Second Notice: On or about twenty (20) days after the due date of any payment, El Paso shall notify Shipper by written correspondence to advise that continued failure to pay bills can lead to suspension of transportation service when the bill becomes more than thirty (30) days past due;




Issued by: A. W. Clark, Vice President
Issued on: July 16, 1992                                 Effective: July 3, 1992
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RP92-185-000, dated July 2, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                     Substitute First Revised Sheet No. 215 First
First Revised Volume No. 1-A                                         Superseding
                           Original Sheet No. 215

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

6.       BILLING AND PAYMENT (Continued)

         6.4   Failure to Pay Bills (Continued)

         (c)   Final Notice: Not less than five (5) days prior to the thirtieth
         (30th) day after the due date of any payment or five (5) days before El Paso intends to suspend service under this Section 6.4, if such suspension will occur more than thirty (30) days after the due date, El Paso shall inform the Commission, interested State utility regulators, and Shipper in writing and delivered by any reliable and expeditious means available, that transportation service shall be suspended; provided further, however, that in the event of a bona fide dispute between the parties concerning the amount billed of the unpaid bill, El Paso shall not suspend transportation service under the notification procedure outlined above when Shipper acts in a timely manner to provide additional information and security for El Paso in accordance with the following procedures.

         (d) Identify Dispute: Within fifteen (15) days after the due date of any payment, Shipper shall notify El Paso by written correspondence of the amount billed that is in bona fide dispute and of all reasons and documentation why Shipper believes full payment is not now appropriate; and

         (e) Payment Security: Within thirty (30) days after the due date of any payment, Shipper shall either pay in full the total amount billed without prejudice to Shipper's rights to dispute all or part of said amount and subject to return by El Paso of the disputed amount so identified, with interest calculated in accordance with this Section 6.4, after resolution of that dispute in favor of Shipper, or pay the undisputed portion of the amount billed in full and furnish good and sufficient surety bond, guaranteeing payment to El Paso of all amounts ultimately found due after resolution of the dispute, including the amount now in dispute plus the estimated interest calculated in accordance with this Section 6.4 that accrues until resolution of the dispute, which may be reached either by agreement or judgment of a court of competent jurisdiction; provided, however, neither El Paso nor Shipper shall calculate or pay interest on




Issued by: A. W. Clark, Vice President
Issued on: July 16, 1992                                 Effective: July 3, 1992
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RP92-185-000, dated July 2, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                  Substitute Original Sheet No. 215A

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

6.       BILLING AND PAYMENT (Continued)

         6.4 Failure to Pay Bills (Continued) any amounts of less than $10,000. If resolution of the dispute is in favor of Shipper and the Shipper furnished a surety bond instead of paying the disputed amount, then El Paso shall refund to Shipper the costs incurred in securing that surety bond for this dispute. This section does not apply to ordinary adjustments of overcharges and undercharges in accordance with Section 6.5.

         6.5 Adjustment of Overcharge and Undercharge - If it shall be found that at any time or times, within the time limits of Section 6.7 below, Shipper has been overcharged or undercharged in any form whatsoever under the provisions hereof as a result of an error in billing for which El Paso is solely responsible and Shipper shall have actually paid the bill containing such overcharge or undercharge, then, unless mutually agreed otherwise, within thirty (30) days after the final determination thereof, and except where otherwise required by statute, rule, regulation or order, El Paso shall refund the amount of any such overcharge, with interest thereon at the then effective rate computed in the same manner as set forth in Section 6.4 above, and Shipper shall pay the amount of any such undercharge, with interest thereon at the then effective rate computed in the same
         manner as set forth in Section 6.4 above.   Interest on overcharges or
         undercharges shall be calculated from the time such overcharge or undercharge was paid to the date of refund or payment, respectively; provided, however, neither El Paso nor Shipper shall calculate or pay
         interest on any amounts of less than $10,000.   This section does not
         apply to payments subject to a billing dispute in accordance with
         Section 6.4.

         6.6 Delayed Bill or Notice - If El Paso fails to render or otherwise fails to mail any bill by the fifteenth (15th) day of the month then the time of payment shall be extended by one (1) day for each day that the rendering of said bill is delayed unless Shipper is
         responsible for such delay.   If El Paso fails to render or otherwise
         fails to mail any notice within the time specified in this Billing and Payment Section, then the time for Shipper's response to such notice shall be extended by one (1) day for each day that the rendering of said notice is delayed unless Shipper is responsible for such delay.

Issued by: A. W. Clark, Vice President
Issued on: July 16, 1992                                 Effective: July 3, 1992
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RP92-185-000, dated July 2, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                             Original Sheet No. 215B

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

6.       BILLING AND PAYMENT (Continued)

         6.7 Adjustment of Errors - In the event an error is discovered in any invoice that El Paso renders, such error shall be adjusted within thirty (30) days of the determination thereof; provided, however, that any claim for adjustment must be made within twelve (12) months from the date of such invoice.

         6.8 Fees - Shipper shall reimburse El Paso for all filing and other fees actually paid by El Paso pursuant to the Commission's Regulations which are attributable to an executed Transportation Service Agreement.





Issued by: A. W. Clark, Vice President
Issued on: July 16, 1992                                 Effective: July 3, 1992
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RP92-185-000, dated July 2, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 216

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

7.       FORCE MAJEURE

7.1 Effect of Force Majeure - In the event of either El Paso or Shipper being rendered unable by force majeure to wholly or in part carry out its obligations under the provisions of the executed Transportation Service Agreement, it is agreed that the obligations of the party affected by such force majeure, other than to make payments due, shall be suspended without liability for breach of contract during the continuance of any inability so caused but for no longer period, and such cause shall, so far as possible, be remedied with all reasonable dispatch. A force majeure event affecting the performance by either party shall not relieve it of liability in the event of its concurring negligence, where such negligence was a cause of the force majeure event, or in the event of its failure to use reasonable diligence to remedy the situation and remove the cause in an adequate manner and with all reasonable dispatch, nor shall such causes or contingencies relieve either party of liability unless such party shall give notice and full particulars of the same in writing to the other party as soon as possible after the occurrence relied on.

         7.2 Definition of Force Majeure - The term "force majeure" as employed herein shall mean acts of God, strikes, lockouts or other industrial disturbances, failure of any third parties necessary to the performance by either El Paso or Shipper under the executed Transportation Service Agreement, inability to obtain pipe or other material or equipment or labor, wars, riots, insurrections, epidemics, landslides, lightning, earthquakes, fires, storms, floods, washouts, arrests and restraint of rulers and people, interruptions by government or court orders, present or future orders of any regulatory body having proper jurisdiction, civil disturbances, explosions, breakage or accident to machinery or lines of pipe, freezing of wells or pipelines, and any other cause whether of the kind herein enumerated or otherwise, not within the control of the party claiming suspension and which, by the exercise of due diligence, such party is unable to overcome. Nothing contained herein, however, shall be construed to require either party to settle a strike against its will.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 217

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

8.       CONTROL AND POSSESSION OF NATURAL GAS

         8.1 As between El Paso and Shipper, El Paso shall be deemed to be in control and possession of the natural gas from the time it is delivered to El Paso at the Receipt Point(s) until it is redelivered to Shipper at the Delivery Point(s), and Shipper shall be deemed to be in control and possession of the natural gas at all other times.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 218

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

9.       ADVERSE CLAIMS TO NATURAL GAS

         9.1 Notwithstanding Section 10.1 herein, Shipper agrees to indemnify and hold harmless El Paso, its officers, agents, employees and contractors against any liability, loss or damage whatsoever, including litigation expenses, court costs and attorneys' fees, suffered by El Paso, its officers, agents, employees or contractors, where such liability, loss or damage arises directly or indirectly out of any demand, claim, action, cause of action or suit brought by any person, association or entity, public or private, asserting ownership of or an interest in the natural gas tendered for transportation or the proceeds resulting from any sale of that natural gas. The receipt and delivery of natural gas under the executed Transportation Service Agreement shall not be construed to affect or change title to the natural gas.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 219

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

10.      INDEMNIFICATION

         10.1 Each party to the executed Transportation Service Agreement shall bear responsibility for all of its own breaches, tortious acts, or tortious omissions connected in any way with the executed Transportation Service Agreement causing damages or injuries of any kind to the other party or to any third party, unless otherwise expressly agreed in writing between the parties. Therefore, the offending party as a result of such offense shall hold harmless and indemnify the non-offending party against any claim, liability, loss, or damage whatsoever suffered by the non-offending party or by any third party. As used herein: the term "party" shall mean a corporation or partnership entity or individual and its officers, agents, employees and contractors; the phrase "damages or injuries of any kind" shall include without limitation litigation expenses, court costs, and attorneys' fees; and the phrase "tortious acts or tortious omissions" shall include without limitation sole or concurrent simple negligence, gross negligence, recklessness, and intentional acts or omissions.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 220

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

11.      ODORIZATION

         11.1 As between El Paso and Shipper, El Paso shall have no obligation whatsoever to odorize the natural gas delivered, nor to maintain any odorant levels in such natural gas. Notwithstanding
         Section 10.1 herein, Shipper agrees to indemnify and hold harmless El Paso, its officers, agents, employees and contractors against any liability, loss or damage, including litigation expenses, court costs and attorneys' fees, whether or not such liability, loss or damage arises out of any demand, claim, action, cause of action, and/or suit brought by Shipper or by any person, association or entity, public or private, that is not a party to the executed Transportation Service Agreement, where such liability, loss or damage is suffered by El Paso, its officers, agents, employees and/or contractors as a direct or indirect result of any actual or alleged sole or concurrent negligent failure by El Paso or any actual or alleged act or omission of any nature by Shipper to odorize the natural gas or product delivered under the executed Transportation Service Agreement or to maintain any odorant levels in such natural gas or product.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 221

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

12.      NON-WAIVER OF FUTURE DEFAULT

         12.1 No waiver by either El Paso or Shipper of any one or more defaults by the other in performance of any of the provisions of the executed Transportation Service Agreement shall operate or be construed as a waiver of any other existing or future default or defaults, whether of a like or of a different character.

13.      SERVICE CONDITIONS

         13.1 Interruptible transportation service provided under this Volume No. 1-A Tariff is subject to and conditioned upon the availability of capacity sufficient to provide the transportation service without detriment or disadvantage to El Paso's firm sales and firm transportation customers.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 222

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

13.      SERVICE CONDITIONS (Continued)

         13.2 El Paso and Shipper acknowledge that the executed Transportation Service Agreement does not prohibit either party from selling or transferring its own facilities; therefore, neither El Paso nor Shipper shall have any obligation to provide services under the executed Transportation Service Agreement that requires the use of any facilities sold or transferred; provided, however, El Paso first shall seek abandonment authorization for any jurisdictional facilities or jurisdictional services and Shipper shall have the right to protest such abandonment as inconsistent with the present or future public convenience and necessity.

         13.3 Unless otherwise provided in the executed Transportation Service Agreement, in the event El Paso and Shipper agree in writing that additional facilities are necessary in order to implement the service provided under the executed Transportation Service Agreement, Shipper agrees to reimburse El Paso for all expenditures associated with the construction and installation of such facilities which shall be owned, operated and maintained by El Paso.

         13.4 Unless otherwise agreed to in writing, El Paso shall only be responsible for the maintenance and operation of its own properties and facilities and shall not be responsible for the maintenance or operation of any other properties or facilities connected in any way with the transportation of natural gas.

         13.5 El Paso shall have the right to interrupt the transportation of natural gas when necessary to test, alter, modify, enlarge or repair any facility or property comprising a part of, or appurtent to, the El Paso System, or otherwise related to the operation thereof. El Paso shall endeavor to cause a minimum of inconvenience to Shipper and, except in cases of emergency, shall give Shipper advance notice of its intention to so interrupt the transportation of gas and of the expected magnitude of such interruptions.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                  Substitute Original Sheet No. 222A

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

13.      SERVICE CONDITIONS (Continued)

         13.6 As a condition to providing service under Section 284.102(d) of the Commission's Regulations for any Shipper under this Volume No. 1-A Tariff, Shipper shall provide certification including sufficient information to verify that its services qualify under said section. Prior to commencing transportation service described in Section 284.102(d)(3) of the Commission's Regulations, El Paso must receive the certification required from a local distribution company or an intrastate pipeline pursuant to Section 284.102(d)(3).





Issued by: A. W. Clark, Vice President
Issued on: January 22, 1992                          Effective: January 17, 1992
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RP92-58-000, dated January 8, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 223

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

14.      STATUTORY REGULATION

         14.1 The respective obligations of El Paso and Shipper under the executed Transportation Service Agreement are subject to the laws, orders, rules and regulations of duly constituted authorities having jurisdiction.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 224

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

15.      ASSIGNMENTS

         15.1 Shipper shall make no sale or assignment of the executed Transportation Service Agreement or any of the rights or obligations thereunder unless there first shall have been obtained the written consent thereto of El Paso; provided, however, that Shipper may, without the necessity of obtaining the consent of El Paso, assign any of its rights, but not its obligations thereunder to a trustee or trustees, individual or corporate, as security for bonds or other obligations or securities without such trustee or trustees becoming obligated to perform the obligations of the assignor thereunder and, if any such trustee be a corporation, without its being required to qualify to do business in any State in which performance of the executed Transportation Service Agreement may occur.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 225

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

16.      DESCRIPTIVE HEADINGS

         16.1 The descriptive headings of the provisions of the executed Transportation Service Agreement and of these Transportation General Terms and Conditions are formulated and used for convenience only and shall not be deemed to affect the meaning or construction of any such provision.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 226

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

17.      TAXES

         17.1 Shipper shall pay or cause to be paid all taxes and assessments imposed on Shipper with respect to natural gas transported prior to and including its delivery to El Paso, and El Paso shall pay or cause to be paid all taxes and assessments imposed on El Paso with respect to natural gas transported after its receipt by El Paso and prior to redelivery to Shipper, provided however, that Shipper shall pay to El Paso all taxes, levies or charges which El Paso may by law be required to collect from Shipper by reason of all services performed for Shipper.

         17.2 Neither party shall be responsible or liable for any taxes or other statutory charges levied or assessed against any of the facilities of the other party used for the purpose of carrying out the provisions of the executed Transportation Service Agreement.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                     Second Revised Sheet No. 227
First Revised Volume No. 1-A                                         Superseding
                                                     First Revised Sheet No. 227

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

18.      GAS RESEARCH INSTITUTE GENERAL RESEARCH, DEVELOPMENT AND
         DEMONSTRATION FUNDING UNIT ADJUSTMENT PROVISION

         18.1 Purpose - El Paso has joined with other enterprises in the formation of and participation in the activities and financing of the Gas Research Institute ("GRI"), an Illinois non-profit corporation. GRI has been organized to sponsor research, development and demonstration ("RD&D") programs in the field of natural and manufactured gas for the purpose of assisting all segments of the gas industry in providing adequate, reliable, safe, economic and environmentally acceptable gas service for the benefit of gas consumers and the general public. This Section 18 provides for a volumetric surcharge and, as specified herein, a reservation surcharge applicable to the Program Funding Services comprising transportation services rendered by El Paso, under the rate schedules contained in this FERC Gas Tariff. Such surcharges are necessary to produce revenues required to fund El Paso's allocable pro rata share of the RD&D expenditures of GRI, as approved by the Commission.

         18.2 Applicability - This Section 18 establishes El Paso's GRI General RD&D Funding Unit Adjustment to be included in El Paso's rates for transportation services rendered for Shippers, except other pipeline companies which include in their respective tariffs a charge for the GRI funding requirement, under rate schedules contained in this FERC Gas Tariff. This Section 18 also specifies the procedures to be utilized in changing El Paso's GRI General RD&D Funding Unit Adjustment under each such applicable rate schedule in order to reflect changes in El Paso's allocable share of GRI's approved RD&D expenditures. For the period commencing January 1, 1994 through December 31, 1994 the Commission approved a GRI funding mechanism designed to collect 50 percent of GRI's budget through reservation surcharges, and 50 percent through usage surcharges. Under such funding mechanism, the reservation and usage surcharges are applicable to volumes of natural gas transported by El Paso. In the event El Paso discounts its reservation and/or usage rates, the applicable surcharges shall be considered as the first rate increment to be discounted for purposes of this Section 18. If the discount is less than the reservation and/or usage surcharges, then the difference between the reservation and/or usage surcharges and the discount shall be remitted to GRI. The reservation surcharge is divided into two load factor categories at two distinct rates: (1) high load factor Shippers and (2) low load factor Shippers. The load factor is calculated yearly using the firm Shipper's most recent twelve (12) month throughput divided by its annual contract demand or billing determinant. The load factor for a new firm Shipper shall be calculated using the new Shipper's estimated annual volumes to be





Issued by: A. W. Clark, Vice President
Issued on: November 29, 1993                          Effective: January 1, 1994

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                     Second Revised Sheet No. 228
First Revised Volume No. 1-A                                         Superseding
                                                     First Revised Sheet No. 228

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

18.      GAS RESEARCH INSTITUTE GENERAL RESEARCH, DEVELOPMENT AND
         DEMONSTRATION FUNDING UNIT ADJUSTMENT PROVISION (Continued)

         18.2    Applicability (Continued)

         transported, divided by the Shipper's contract demand or billing determinant. For the purposes of this Section only and as set forth in Section 18.7 hereof, Shippers with a load factor exceeding 50 percent are classified as high load factor Shippers, and those Shippers with a load factor of 50 percent or less are classified as low load factor Shippers.

         18.3 The GRI General RD&D Funding Unit Adjustment - The rates charged under each of the rate schedules applicable hereunder shall include, as appropriate, surcharge(s) for the GRI General RD&D Funding Unit Adjustment. Such surcharge(s) shall be that General RD&D Funding Unit amount proposed from time to time by GRI for its RD&D expenditures and approved by the Commission. The GRI General RD&D Funding Unit Adjustment surcharge(s) shall be effective on the applicable Adjustment Date provided in Section 18.4 hereof without suspension, or refund obligations.

         18.4 Adjustment Date - The Adjustment Date under this Section 18 shall be the date as approved by the Commission. On and after the Adjustment Date El Paso shall, in accordance with the provisions of this Section 18, increase or decrease the rate applicable to each affected rate schedule so as to include the approved GRI General RD&D Funding Unit Adjustment to be collected during the period preceding the next Adjustment Date.

         18.5 Time and Manner of Filing and Related Report - El Paso shall file changes in the GRI General RD&D Funding Unit Adjustment at least thirty (30) days prior to the proposed effective date by means of revised tariff sheets to those rate schedules contained in this FERC Gas Tariff. Such filing shall identify the amount of said adjustment i.e., the GRI General RD&D Funding Unit as approved by the Commission) and the resulting currently effective tariff rates under each applicable rate schedule. Such filing shall be posted as defined by the Commission and shall be served upon each of El Paso's affected Shippers under rate schedules contained in this FERC Gas Tariff, and upon interested state regulatory agencies.

         18.6    Disposition of GRI Funding Unit Adjustment Surcharge Revenues
         - El Paso shall remit to GRI the total revenues resulting from the GRI General RD&D Funding Unit Adjustment provided by this Section 18 within fifteen (15) days following the receipt thereof from El Paso's affected Shippers.





Issued by: A. W. Clark, Vice President
Issued on: November 29, 1993                          Effective: January 1, 1994
                              Tariff Sheet Subject
                            to Further Modifications

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                            Original Sheet No. 228A

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

18.      GAS RESEARCH INSTITUTE GENERAL RESEARCH, DEVELOPMENT AND
         DEMONSTRATION FUNDING UNIT ADJUSTMENT PROVISION (Continued)

         18.7    Identification of High and Low Load Factor Shippers by
                 Agreement

                  High Load Factor (in excess of 50%) Shippers

                                                                     Agreement
                          Description                                   Code
                          -----------                                ---------
              Amoco Energy Trading Corporation                          97JB
              ASARCO Inc.                                               9834
              ASARCO Inc.                                               982A
              Cyprus Miami Mining Corporation                           982G
              El Paso Electric Company                                  9827
              Los Angeles Department of Water and Power                 9836
              Magma Copper Company                                      97ZU
              Meridian Oil Marketing Inc.                               97YW
              Meridian Oil Marketing Inc.                               97YG
              Meridian Oil Trading Inc.                                 97J4
              Meridian Oil Trading Inc.                                 97J5
              Mobil Natural Gas Inc.                                    97YK
              PEMEX Gas y Petroquimica Basica                           97ZZ
              Pacific Gas and Electric Company                          97VU
              Phelps Dodge Corporation                                  97Z7
              Saguaro Power Company                                     97YE
              San Diego Gas and Electric Company                        9844
              Southern California Edison Company                        97YV
              Southern California Gas Company                           97VT
              Southern Union Gas Company                                97VX
              Sunrise Energy Company                                    97YL
              Texaco, Inc.                                              97YF
              U.S. Borax and Chemical Corporation                       97YH
              West Texas Gas, Inc.                                      982V


                          Low Load Factor (50% or less) Shippers
                          --------------------------------------

              Arizona Electric Power Cooperative, Inc.                  9838
              Arizona Public Service Company                            97ZC
              Citizens Utilities Company                                97ZH
              Gas Company of New Mexico                                 97VW
              Las Cruces, New Mexico, City of                           982M
              Lordsburg, New Mexico, City of                            982N
              Meridian Oil Trading Inc.                                 97YM
              Mesa, Arizona, City of                                    97ZV
              Mission Energy Fuel Company                               97YX
              Natural Gas Processors Company                            97YR
              Navajo Tribal Utility Authority                           97ZY
              Salt River Project Agricultural                           9826
                Improvement and Power District
              Southdown, Inc. (SW Portland)                             982Q
              Southwest Gas Corporation                                 97ZL
              Southwest Gas Corporation                                 97ZK





Issued by: A. W. Clark, Vice President
Issued on: November 29, 1993                          Effective: January 1, 1994

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                              Original Sheet No. 229

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19.      OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE

         Interruptible transportation service under this FERC Gas Tariff shall be provided when, and to the extent that, El Paso determines that capacity is available in El Paso's existing facilities, which capacity is not subject to a prior claim by another customer or another class of service under a pre-existing contract, service agreement or certificate. Available interruptible capacity shall be allocated by El Paso on a first come/first served basis, as determined by El Paso, and interruptible transportation service hereunder shall be provided in accordance with such allocation. The provisions of this Section 19 shall also be applicable to interruptible service under special rate schedules contained in El Paso's Volume No. 2 Tariff.

         19.1 A valid request for interruptible transportation service under this FERC Gas Tariff made after the effectiveness of Section 23 hereof shall be in accordance with, and contain the data required by the provisions contained in such Section 23. 19.2 With respect to all requests for interruptible service by a Shipper who had not contracted for service prior to October 9, 1985, the provisions of Sections 19.3 through 19.6 and Section 23.6 shall govern.

         19.3 On any day that sufficient capacity is not available in El Paso's system to provide transportation for all gas tendered under executed Transportation Service Agreements with Shippers referred to in Section 19.2 above, El Paso shall allocate its available capacity among such Shippers on a first come/first served basis. For purposes of allocating such capacity, any Shipper holding an effective Transportation Service Agreement or any Shipper who has furnished El Paso with a valid request complying with the requirements contained in
         Section 19.4 and in Section 23, when accepted by El Paso in an executed Transportation Service Agreement, will be entitled to priority over any Shipper furnishing El Paso with a valid request on a later date and shall be unaffected by and shall have priority over subsequent requests for service under Rate Schedule T-1.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                     Second Revised Sheet No. 230
First Revised Volume No. 1-A                                         Superseding
                                                     First Revised Sheet No. 230

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19.      OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE
         (Continued)

         19.4 Requests for transportation under this FERC Gas Tariff will be invalid and will not be considered if service is requested to commence later than six (6) months after the information specified in Section
         23.6 of this FERC Gas Tariff is provided to El Paso.

         19.5 Upon receipt of all of the information required in Section 23 for a valid request for transportation service, El Paso shall prepare and tender to Shipper for execution a Transportation Service Agreement in the form contained in this Volume No. 1-A Tariff. If Shipper fails to execute the Transportation Service Agreement or any amendment thereto within thirty (30) days of the date tendered, Shipper's request shall be deemed null and void.

         19.6 If a Shipper that has executed a Transportation Service Agreement fails, on the later of the date service is to commence or fifteen (15) days after the Shipper executes the Transportation Service Agreement, or the completion of construction of any necessary facilities or the issuance of any necessary certificate authorization, to nominate pursuant to Section 4.1 of these General Terms and Conditions any quantity of gas for transportation or fails, having nominated a quantity of gas and El Paso having scheduled the quantity for transportation, to tender any gas for transportation, the Shipper's Transportation Service Agreement shall be terminated and the Shipper's request for service shall be deemed null and void; provided, however, that the Shipper's Transportation Service Agreement shall not be terminated nor shall the Shipper's request for service be deemed null and void if the Shipper's failure to nominate or tender is caused by an event of force majeure as defined in Section 7 of these General Terms and Conditions.

         19.7 El Paso shall not be required to perform or continue service on behalf of any Shipper that fails to comply with the terms contained in Sections 19 and 23 and any and all terms of the applicable rate schedule and the terms of Shipper's Transportation Service Agreement with El Paso. El Paso shall have the right to waive any one or more specific defaults by any Shipper under Sections 19.8 through 19.13, inclusive, or any



Issued by: A. W. Clark, Vice President
Issued on: March 20, 1992                                Effective: May 15, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                          1st Revised First Revised Sheet No. 231
First Revised Volume No. 1-A                                         Superseding
                                                          Original Sheet No. 231

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19       OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE
         (Continued)

         provision of the applicable rate schedule or Transportation Service Agreement; provided, however, that no such waiver shall operate or be construed as a waiver of any other existing or future default or defaults, whether of a like or different character.

         19.8 Upon request of El Paso, Shipper shall from time to time submit estimates of daily, monthly and annual quantities of gas to be transported, including peak day requirements.

         19.9 Shipper shall endeavor to deliver and receive natural gas in uniform hourly quantities during any day with operating variations to be kept to the minimum feasible.

         19.10 El Paso shall not be required to perform or to continue interruptible service under this FERC Gas Tariff on behalf of any Shipper who is or has become insolvent, or fails to meet payment obligations in accordance with Sections 6.2 or 6.3 of this FERC Gas Tariff, or who, at El Paso's request, fails, within a reasonable period to demonstrate creditworthiness or fails to provide adequate assurances of performance as such are defined in the Texas version of the Uniform Commercial Code (See, Vernon's Texas Codes Annotated, Business and Commerce Code, Acts 1967, 60th Leg., Ch. 785, H.B. No. 293, UCC effective September 1, 1967). However, such Shipper may receive interruptible service under this FERC Gas Tariff if Shipper prepays for such service or furnishes good and sufficient security, as determined by El Paso in its reasonable discretion, an amount equal to the cost of performing the service requested by Shipper for a three
         (3) month period to include the cost of gas for permissible imbalance quantities. For purposes of this FERC Gas Tariff, the insolvency of a Shipper shall be evidenced by the filing by such Shipper or any parent entity thereof (hereinafter collectively referred to as "the Shipper") of a voluntary petition in bankruptcy or the entry of a decree or order by a court having jurisdiction in the premises adjudging the Shipper as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Shipper under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or

Issued by: A. W. Clark, Vice President
Issued on: December 29, 1992                         Effective: February 1, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                                         Original Sheet No. 231A

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19.      OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE
         (Continued)

         other similar official) of the Shipper or of any substantial part of its property, or the ordering of the winding-up or liquidation of its affairs, with said order or decree continuing unstayed and in effect for a period of sixty (60) consecutive days. Notwithstanding the above and Section 6.4 of this FERC Gas Tariff, El Paso shall not suspend service to any Shipper, who is or has become insolvent, in a manner that is inconsistent with the Federal Bankruptcy Code.





                     (This space intentionally left blank)





Issued by: A. W. Clark, Vice President
Issued on: December 29, 1992                         Effective: February 1, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                         1st Rev Sub Second Revised Sheet No. 232
First Revised Volume No. 1-A                                         Superseding
                                                     First Revised Sheet No. 232

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19.      OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE
         (Continued)

         19.11 El Paso shall have no responsibility prior to its acceptance of natural gas at the receipt point(s) and after delivery at the delivery point(s), and Shipper shall have sole responsibility for all arrangements necessary for delivery of natural gas to El Paso at the receipt point(s) for transportation, and for all arrangements necessary for receipt of natural gas for the account of Shipper at the delivery point(s), which arrangements otherwise meet the provisions set forth in these General Terms and Conditions.

         19.12   Resolution of Imbalances

         For purposes of this Section 19.12 "Shipper" shall include any party utilizing El Paso's system and services including, without limitation, any party tendering or receiving gas under Shipper's contract but excluding any operator of interconnecting facilities and any volume subject to a written assistance agreement with El Paso. El Paso and the operator of any interconnecting facilities may cash-out imbalances, pursuant to a written agreement between them.

         (a) Imbalances Prior to Effective Date of this Provision - Imbalances existing prior to the effective date of this provision will be corrected in kind, as described below, unless El Paso and Shipper agree to correct such imbalances in cash. El Paso and Shipper shall attempt, in good faith, to agree upon the historical imbalance and the time period to correct such historical imbalance. If, despite such good faith efforts, El Paso and Shipper fail to reach written agreement upon the appropriate corrective action within six (6) months from the effectiveness of this section, then Shipper shall be required to correct any remaining imbalance within sixty (60) days, subject to operational constraints on El Paso's system. El Paso shall extend the sixty (60) day balancing period by one (1) day for each day that El Paso is unable to receive or deliver scheduled imbalance gas due to operational constraints on El Paso's system. If after the sixty (60) day balancing period or extension due to operational constraints Shipper has not corrected the imbalance, then El Paso shall (i) for any remaining imbalances where deliveries exceed receipts ("negative imbalance") charge Shipper per dth based upon


Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                         1st Rev Sub Second Revised Sheet No. 233
First Revised Volume No. 1-A                                         Superseding
                                                     First Revised Sheet No. 233

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19.      OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE
         (Continued)

         19.12   Resolution of Imbalances (Continued)

         the arithmetic average of the System Weighted Index Price for each quarter of the twelve (12) months ending December 31, 1992 (the System Weighted Index Price for each quarter shall be based on the method set forth in Section 19.12(e)(i) below); or (ii) for any remaining imbalances where receipts exceed deliveries ("positive imbalance") retain the imbalance at no cost and free and clear of any adverse claims by any party or any obligation to account for such gas; provided however, that in the event of a bona fide dispute by Shipper of the amount of the imbalance, El Paso shall not take the action outlined above when Shipper acts in a timely manner to provide additional information and security for El Paso in accordance with the following procedures.

         (i) Identify Dispute: Within fifteen (15) days after El Paso's notification of an imbalance, Shipper shall notify El Paso by written correspondence of the imbalance that is inbona fide dispute and of all reasons and documentation why Shipper believes El Paso's calculation of the imbalance is not correct; and

         (ii) Payment Security: Within thirty (30) days after El Paso's notification of an imbalance, Shipper shall either agree to the imbalance calculated by El Paso without prejudice to Shipper's rights to dispute all or part of said imbalance and subject to return of the disputed imbalance so identified after resolution of that dispute or Shipper shall take the necessary actions to correct the imbalances it concedes to be correct and furnish good and sufficient surety bond, guaranteeing the correction of any imbalance ultimately found owed to El Paso after resolution of the dispute, including late payment charges which accrue until resolution of the dispute with respect to any negative imbalances, which resolution may be reached either by agreement or judgment of a court of competent jurisdiction. If resolution of the dispute is in favor of Shipper and the Shipper furnished a surety bond then El Paso



Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                         1st Rev Sub Second Revised Sheet No. 234
First Revised Volume No. 1-A                                         Superseding
                                          Substitute First Revised Sheet No. 234

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19.      OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE
         (Continued)

         19.12   Resolution of Imbalances (Continued)

         shall pay to Shipper the costs incurred in securing that surety bond for this dispute including any late payment charges actually paid to El Paso.

         b) Calculation of an Imbalance Subsequent to the Effectiveness of this Provision - El Paso and Shippers shall resolve an over-delivery or under-delivery of gas to El Paso each month in accordance with this
         Section 19.12. Each month, El Paso will calculate a percentage imbalance for each individual contract for each Shipper by dividing the total cumulative imbalance quantities in excess of 1,000 dth, attributable to the imbalance amount for such contract (numerator) by the most recent calendar year monthly average of quantities actually delivered (denominator). Such average is derived by dividing the quantities delivered during the calendar year by the number of months the quantities were delivered; provided however, if no quantities have been delivered during the last calendar year to Shipper, the monthly average shall be Shipper's total Transportation Service Agreement Maximum Daily Quantity multiplied by 30 days. The result of such calculation will be included on El Paso's imbalance statement to Shipper, or its designee, and shall serve as notification to the Shipper of an imbalance. If an imbalance is equal to or greater than +/-5%, the Shipper is provided additional notice on said statement that if such imbalance continues and becomes equal to or greater than +/-10%, the Shipper is subject to cash-out of the imbalance pursuant to this Section 19.12; provided, however, that in no event shall cash-out be assessed when the amount of the imbalance does not exceed 1,000 dth, unless the parties mutually agree otherwise; provided, further, if it is determined that El Paso has caused in any month an imbalance equal to or greater than +/- 10% of the denominator determined above, El Paso will cash-out that portion of the imbalance at 100% of the Index Price. In addition, cash-out of imbalances will not be mandatory if the parties have reached written agreement on the resolution of the imbalance provided such agreement is final prior to the triggering of cash-out as specified in Section 19.12(c)

Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                         1st Rev Sub First Revised Sheet No. 234A
First Revised Volume No. 1-A                                         Superseding
                                              Substitute Original Sheet No. 234A

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19.      OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE
         (Continued)

         19.12   Resolution of Imbalances (Continued)

         below. Written agreements may consist of, but are not limited to the following provisions (i) offsetting of imbalances; (ii) extension of a payback period within a set time period; and (iii) negotiated price other than the cash-out prices reflected herein.

         (c) Triggering of Cash-Out - Except for those contracts without activity for a period of six (6) months, as discussed in Section 19.12(d), any cumulative imbalance at the end of any month that is within a tolerance level less than +/-5% shall not be subject to this
         Section 19.12 during such month. Such imbalance shall be forwarded to the next month's imbalance calculation. If the cumulative imbalance for any month is equal to or greater than +/-5%, El Paso shall notify Shipper, as indicated in Section 19.12(b), that it is approaching a cash-out situation for an imbalance equal to or in excess of +/-10%. For any month that a cumulative imbalance is equal to or in excess of +/-10%, cash-out of the imbalance will take place provided Shipper has received a minimum of two (2) consecutive monthly notices (minimum of 45 days from date of first notice) alerting Shipper to an imbalance equal to or in excess of +/-5%. El Paso shall extend the 45-day grace period by one (1) day for each day that El Paso is unable to receive or deliver scheduled imbalance gas for a given contract due to operational constraints on El Paso's system. If the parties have not reached written agreement otherwise, the imbalance will be reduced to +/-5% by "cash-out" the month following the last notice, at the dollar value calculated with the cumulative imbalance and an established monthly price, referred to herein as the Index Price, as determined in
         Section 19.12(e) below. The Index Price shall be calculated as of the month the imbalance first equals or exceeds the +/-10% level.

         (d) Six-Month Resolution of Inactive Contracts - El Paso will notify Shipper after three (3) consecutive months of inactivity that at the end of any six (6) month period that a contract between Shipper and El Paso has been inactive and has maintained an imbalance of less than

Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                         1st Rev Sub First Revised Sheet No. 234B
First Revised Volume No. 1-A                                         Superseding
                                              Substitute Original Sheet No. 234B

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19.      OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE
         (Continued)

         19.12   Resolution of Imbalances (Continued)

         +/-10%, for which no cash-out was applicable and before the next invoice and balance statement date, such imbalance shall be reduced to zero (0) by cash-out utilizing the Index Price for the month after the end of six (6) month period reflected in Section 19.12(e).

         (e)   Index Prices and Cash Out

         (i) Cash-out shall be based on one of four calculated price indices, depending on whether Shipper has one or more of the three supply basins (i.e., San Juan, Permian or Anadarko Basins) included in its agreement. A single price index calculated only for a specific supply basin will be used if Shipper has only that one supply basin in its agreement. A System Weighted Index Price calculated for all supply basins will be used if Shipper has more than one supply basin in its agreement. The calculation of each price index is set forth below:

         (1) The Anadarko Basin Index Price shall be computed using a simple average of reported prices as delivered to El Paso's Mainline System at Washita, Anadarko, Oklahoma, or the Texas Panhandle from the publications identified in Section 19.12(e)(ii);

         (2) The Permian Basin Index Price shall be computed using a simple average of reported prices as delivered to El Paso's Mainline System at West Texas, Permian or Waha from the publications identified in
         Section 19.12(e)(ii); and

         (3) The San Juan Basin Index Price shall be computed using a simple average of reported prices as delivered to El Paso's Mainline System at Ignacio, San Juan or New Mexico from the publications identified in
         Section 19.12(e)(ii).





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                             1st Rev Sub Original Sheet No. 234C

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19.      OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE
         (Continued)

         19.12 Resolution of Imbalances (Continued)

         (4) The System Weighted Index Price shall be computed monthly by using the weighted average of the Anadarko Basin Index Price, the Permian Basin Index Price, and the San Juan Basin Index Price. The weighting is based on the volumes entering El Paso's system in each basin during the previous quarter and will be updated quarterly.

         (ii) The four trade publications referenced above are Inside FERC Gas Market Report (Prices of Spot Gas Delivered to Pipelines), Natural Gas Week (Spot Prices on Natural Gas Pipeline Systems, Delivered to Pipelines), Gas Daily (Natural Gas Survey), and Natural Gas Intelligence Gas Price Index (Spot Gas Prices Delivered to Pipeline, 30 Day Supply Transactions).

         In the event any of the publications cease publication or to the extent a publication fails to report spot prices, then El Paso shall reserve the right to substitute prices reported in a similar independent publication or continue the pricing formula using the average of the remaining publications. Changes in the name, format or other method of reporting by the publications in (e) above that do not materially affect the content shall not affect their use hereunder.

         (iii) El Paso shall post the Index Price monthly on its electronic bulletin board on or before the 15th day of each month applicable to the prior business month. (iv) For any contract where total deliveries by El Paso for a Shipper exceed the total receipts from Shipper, after appropriate reductions, such imbalance shall be "cashed out" based on the percentages provided below. Further, the Index Price shall be adjusted to reflect the point at which the imbalance is held.





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                             1st Rev Sub Original Sheet No. 234D

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19.      OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE
         (Continued)

         19.12   Resolution of Imbalances (Continued)

         (1) For any contract subject to Section 19.12(d), or by mutual agreement any contract with an imbalance up to and including +5%, the quantity will be invoiced at 100% of the Index Price;

         (2) For any contract subject to Section 19.12(d) or any contract with an imbalance greater than +5% but less than or equal to +10%, the quantity in excess of +5% will be invoiced at 110% of the Index Price;

         (3) For any contract with an imbalance greater than +10% but less than or equal to +15%, the volume in excess of +10% will be invoiced at 120% of the Index Price;

         (4) For any contract with an imbalance greater than +15% but less than or equal to +20%, the volume in excess of +15% will be invoiced at 130% of the Index Price; and

         (5) For any contract with an imbalance greater than +20%, the volume in excess of +20% will be invoiced at 140% of the Index Price.

         (v) For any contract where total receipts by El Paso from a Shipper, after appropriate reductions, exceed total deliveries for that Shipper, such imbalance shall be "cashed out" based on the percentages provided below. Further, the Index Price shall be adjusted to reflect the point at which the imbalance is held.

         (1) For any contract subject to Section 19.12(d) or subject to any other mutually agreeable terms, with an imbalance up to and including -5%, the quantity will be purchased by El Paso at 100% of the Index Price;





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                             1st Rev Sub Original Sheet No. 234E

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19.      OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE
         (Continued)

         19.12   Resolution of Imbalances (Continued)

         (2) For any contract subject to Section 19.12(d) or any contract with an imbalance greater than -5% but less than or equal to -10%, the quantity in excess of -5% will be purchased by El Paso at 90% of the Index Price;

         (3) For any contract with an imbalance greater than -10% but less than or equal to -15%, the volume in excess of -10% will be purchased by El Paso at 80% of the Index Price;

         (4) For any contract with an imbalance greater than -15% but less than or equal to -20%, the volume in excess of -15% will be purchased by El Paso at 70% of the Index Price; and

         (5) For any contract with an imbalance greater than -20%, the volume in excess of -20% will be purchased by El Paso at 60% of the Index Price.

         (vi) At the time a Shipper is in a cash-out position requiring payment to El Paso at the appropriate rate set forth in Section 19.12(e)(iv) above and such Shipper also has an Unauthorized Gas balance, as such term is defined in Section 27.1 of these General Terms and Conditions, such Unauthorized Gas balance may be offset against the quantities due El Paso within the same production basin and adjusted to reflect the point at which the imbalance is held. At the time of invoicing for the net imbalance, El Paso shall appropriately invoice or account for any production area charges and liquid credits applicable to the unauthorized gas used as an offset. This provision is not applicable to the Unauthorized Gas retained as a penalty pursuant to Section 27 of these General Terms and Conditions. Prior to any offsets, El Paso at its option may first offset any under or over-deliveries between contracts with such Shipper.





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                                 1st Rev Original Sheet No. 234F

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19.      OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE
         (Continued)

         19.12   Resolution of Imbalances (Continued)

         Shipper or its suppliers shall be responsible for reporting and payment of any royalty, tax, or other burdens on natural gas volumes received by El Paso and El Paso shall not be obligated to account for or pay such burdens.

         (f) Crediting of Revenues - For any net dollar amount received net of gas and administrative costs from cash-out assessed on El Paso or an affiliate of El Paso, El Paso shall credit such net amount within 90 days of the payment date to other Shippers on a pro rata basis in accordance with the volumes transported for each Shipper.

         (g) Netting of Contracts - For purposes of resolving an imbalance with a Shipper, El Paso is willing to negotiate, on a non-discriminatory basis, netting of gas imbalances, adjusted to reflect a common point at which the imbalance is held, between contracts with such Shipper pursuant to the following conditions:

         (i) Netting between gathering and pooling agreement imbalances is negotiable as long as the imbalances were generated in the same basin.

         (ii) Netting between upstream interconnects and pooling agreements is negotiable if the pooling agreement has that interconnect point as a receipt point.

         (iii) Netting between downstream interconnect and mainline agreement imbalances is negotiable if the agreement has the interconnect point as a delivery point.

         (iv) Netting between Unauthorized Gas and mainline or pooling/gathering agreement imbalances is negotiable if both the Unauthorized Gas and imbalance were generated in the same basin.

         (v) Netting between mainline agreement imbalances (for similar transportation service) is negotiable.



Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                                 1st Rev Original Sheet No. 234G

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19.      OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE
         (Continued)

         19.12   Resolution of Imbalances (Continued)

         (vi) Netting between gathering/pooling and mainline agreements is negotiable if the gathering/pooling basin is a receipt point on the mainline agreement.

         For any specific situation not discussed above, El Paso is willing to negotiate a transportation transaction which could have the effect of netting imbalances.

         19.13 Unauthorized Overpull Penalty

         (a) A penalty shall be levied by El Paso and paid in dollars by any receiving party (any Shipper, Local Distribution Company, Direct Sales Customer or other party who operates the facilities that receive the gas transported by El Paso) who exceeds the limits specified below. Such penalty is applicable when, in times of capacity constraints, or when, due to unforeseen circumstances beyond El Paso's control, El Paso has determined that its ability to maintain scheduled deliveries to all receiving parties is materially threatened due to insufficient pressures in El Paso's system and El Paso so notifies said receiving parties. Nothing herein shall limit El Paso's right to take any further actions required to maintain the integrity of its system operations.

         (b) On any day El Paso determines that it is unable to deliver the total volumes of gas scheduled for delivery for the account of all Shippers, it shall have the right to notify all receiving parties that an Unauthorized Overpull Penalty situation exists. Contemporaneously with, or shortly following such notice, El Paso shall give notice to any receiving party who is taking volumes at a level that would subject such party to an Unauthorized Overpull Penalty as provided below.

         (c) The quantity of gas subject to such penalty is that quantity of gas taken by the receiving party which exceeds the quantity of gas scheduled by El Paso for delivery to such party on any day.


Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                             1st Rev Sub Original Sheet No. 234H

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

19.      OPERATING PROVISIONS FOR INTERRUPTIBLE TRANSPORTATION SERVICE
         (Continued)

         19.13 Unauthorized Overpull Penalty (Continued)

         (d) Upon receipt of a notification from El Paso, such party shall within twenty-four (24) hours reduce takes to a level no more than 3% above its scheduled volume for such day or 1,000 dth, whichever is larger. Such twenty-four (24) hour notice period shall commence at seven (7:00) a.m. Mountain Standard Time on the day after notice is actually provided. If after the twenty-four (24) hour notice period the receiving party continues to take volumes of gas that exceed the foregoing threshold, an Unauthorized Overpull Penalty shall be levied by El Paso and paid in dollars by any receiving party as follows:

         (i) A penalty of $5.00 per dth shall apply to all unauthorized overrun volumes which exceed the 3% or 1,000 dth tolerance level, whichever is larger, up to the first 5% of scheduled volumes; and

         (ii) A penalty of $10.00 per dth shall apply to daily unauthorized overrun volumes in excess of 5% of scheduled volumes. El Paso shall notify Shippers each day during an Unauthorized Overpull Penalty situation, via El Paso's Electronic Bulletin Board, that the situation continues to exist. Such notice does not constitute notification of a new penalty period pursuant to this Section 19.13(d) and does not begin a new twenty-four (24) hour correction period.





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                                          Original Sheet No. 235

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE

         Firm transportation service under this FERC Gas Tariff shall be provided when, and to the extent that, El Paso determines that firm capacity is available in El Paso's existing facilities, which firm capacity is not subject to a prior claim by another customer or another class of service. Firm capacity which becomes available on and after the effective date of this Section 20, other than capacity which becomes available through the installation of new mainline transmission facilities (other than minor tap), and which is not converted or subject to conversion to firm transportation capacity pursuant to Section 284.10 of the Commission's Regulations, shall be made available to potential Shippers to support new firm transportation agreements on a first come/first served basis.

         The provisions of this Section 20 shall also be applicable to firm service under special rate schedules contained in El Paso's Volume No. 2 Tariff.

         20.1 A valid request for firm transportation service under this FERC Gas Tariff made after the effectiveness of Section 23 hereof shall be in accordance with, and contain the data required by the provisions contained in such Section 23.

         20.2 With respect to all requests for firm transportation service by a Shipper made on and after the effective date of this Section 20, the provisions of Sections 20.3 through 20.5 and 23.6 shall govern.

         20.3 (a)   The availability of firm capacity for contract shall be
         determined by the time and date El Paso receives a valid request for service under this FERC Gas Tariff, which conforms to Section 20.4 below and the provisions contained in Section 23 upon effectiveness of such section. El Paso shall consider all valid requests in the order received, and when a request for service is accepted in writing by El Paso. Allocation of contracted firm capacity will be on a pro rata basis.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                                          Original Sheet No. 236

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         (b) In the event that two or more Shippers seek to obtain the firm capacity that one or more Shippers offer to relinquish on the Outer Continental Shelf, such capacity shall be allocated as follows:

         (i) during the open season conducted in accordance with Order No. 509, et seq., firm capacity will be reallocated in accordance with
         Section 284.304(a) of the Commission's Regulations; and

         (ii) after the open season within ten (10) days of receiving a complete and valid request for firm transportation, El Paso will provide the requesting Shipper a list of all firm Shippers under contract with El Paso. If the requesting Shipper finds an existing Shipper willing to relinquish voluntarily all or a portion of its firm capacity, El Paso will reallocate that capacity on a first come/first served basis. The relinquishing Shipper and the new Shipper shall advise El Paso in writing of their mutual agreement. In the event there is more than one valid request for service on a given day, and such requests exceed the available firm capacity, such capacity shall be allocated among the requesting Shippers on a pro rata basis. Any capacity which is relinquished by an existing Shipper and subsequently assumed by the requesting Shipper must have compatible receipt and delivery point obligations, unless El Paso has capacity available at other requested receipt and delivery points. In the event El Paso has uncommitted firm capacity available, it may assign part or all of that capacity before it reallocates the capacity of existing Shippers.
         Upon execution of the new Transportation Service Agreement with the new Shipper, El Paso shall be absolved of all service obligations to the relinquishing Shipper and shall be deemed to have received pregranted abandonment authorization for such relinquishing Shipper.





Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                                 Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                          1st Revised First Revised Sheet No. 237
First Revised Volume No. 1-A                                         Superseding
                                                          Original Sheet No. 237

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.4 Requests for firm transportation hereunder shall be accompanied by a prepayment, not to exceed $10,000.00, of the total Reservation Charge provided by Section 4.1 of Rate Schedule T-3 of this FERC Gas Tariff.

         20.5 Upon receipt of all of the information required in Section 23 for a valid request for transportation service, El Paso shall prepare and tender to Shipper for execution a Transportation Service Agreement in the form contained in this Volume No. 1-A Tariff. If Shipper fails to execute the Transportation Service Agreement or any amendment thereto within thirty (30) days of the date tendered, Shipper's request shall be deemed null and void.

         20.6 El Paso shall not be required to perform or continue service on behalf of any Shipper that fails to comply with the terms contained in Sections 20 and 23 and any and all terms of the applicable rate schedule and the terms of Shipper's Transportation Service Agreement with El Paso. El Paso shall have the right to waive any one or more specific defaults by any Shipper under Sections 20.7 through 20.12, inclusive, or any provision of the applicable rate schedule or Transportation Service Agreement; provided, however, that no such waiver shall operate or be construed as a waiver of any other existing or future default or defaults, whether of a like or different character.

         20.7 Upon request of El Paso, Shipper shall from time to time submit estimates of daily, monthly and annual quantities of gas to be transported, including peak day requirements. 20.8 Shipper shall endeavor to deliver and receive natural gas in uniform hourly quantities during any day with operating variations to be kept to the minimum feasible.

         20.9 El Paso shall not be required to perform or to continue firm service under this FERC Gas Tariff on behalf of any Shipper who is or has become insolvent, or fails to meet payment obligations in accordance with Sections 6.2 or 6.3 of this FERC Gas Tariff, or who, at El Paso's request, fails, within a reasonable period to demonstrate creditworthiness or fails to provide adequate assurances of performance as such are defined in the Texas version of the Uniform Commercial Code(See, Vernon's Texas Codes Annotated, Business and Commerce Code,


Issued by: A. W. Clark, Vice President
Issued on: December 29, 1992                         Effective: February 1, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                      Third Revised Sheet No. 238
First Revised Volume No. 1-A                                         Superseding
                                         Substitute Second Revised Sheet No. 238

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         Acts 1967, 60th Leg., Ch. 785, H.B. No. 293, UCC effective September 1, 1967). However, such Shipper may receive firm service under this FERC Gas Tariff if Shipper prepays for such service or furnishes good and sufficient security, as determined by El Paso in its reasonable discretion, an amount equal to the cost of performing the service requested by Shipper for a three (3) month period to include the cost of gas for permissible imbalance quantities. For purposes of this FERC Gas Tariff, the insolvency of a Shipper shall be evidenced by the filing by such Shipper or any parent entity thereof (hereinafter collectively referred to as "the Shipper") of a voluntary petition in bankruptcy or the entry of a decree or order by a court having jurisdiction in the premises adjudging the Shipper as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Shipper under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Shipper or of any substantial part of its property, or the ordering of the winding-up or liquidation of its affairs, with said order or decree continuing unstayed and in effect for a period of sixty (60) consecutive days. Notwithstanding the above and Section 6.4 of this FERC Gas Tariff, El Paso shall not suspend service to any Shipper, who is or has become insolvent, in a manner that is inconsistent with the Federal Bankruptcy Code.

         20.10 El Paso shall have no responsibility prior to its acceptance of natural gas at the receipt point(s) and after delivery at the delivery point(s), and Shipper shall have sole responsibility for all arrangements necessary for delivery of natural gas to El Paso at the receipt point(s) for transportation, and for all arrangements necessary for receipt of natural gas for the account of Shipper at the delivery point(s), which arrangements otherwise meet the provisions set forth in these General Terms and Conditions.





Issued by: A. W. Clark, Vice President
Issued on: December 29, 1992                         Effective: February 1, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                         1st Rev Sub Second Revised Sheet No. 239
First Revised Volume No. 1-A                                         Superseding
                                                     First Revised Sheet No. 239

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.11   Resolution of Imbalances

         For purposes of this Section 20.11 "Shipper" shall include any party utilizing El Paso's system and services including, without limitation, any party tendering or receiving gas under Shipper's contract but excluding any operator of interconnecting facilities and any volume subject to a written assistance agreement with El Paso. El Paso and the operator of any interconnecting facilities may cash-out imbalances, pursuant to a written agreement between them.

         (a) Imbalances Prior to Effective Date of this Provision - Imbalances existing prior to the effective date of this provision will be corrected in kind, as described below, unless El Paso and Shipper agree to correct such imbalances in cash. El Paso and Shipper shall attempt, in good faith, to agree upon the historical imbalance and the time period to correct such historical imbalance. If, despite such good faith efforts, El Paso and Shipper fail to reach written agreement upon the appropriate corrective action within six (6) months from the effectiveness of this section, then Shipper shall be required to correct any remaining imbalance within sixty (60) days, subject to operational constraints on El Paso's system. El Paso shall extend the sixty (60) day balancing period by one (1) day for each day that El Paso is unable to receive or deliver scheduled imbalance gas due to operational constraints on El Paso's system. If after the sixty (60) day balancing period or extension due to operational constraints Shipper has not corrected the imbalance, then El Paso shall (i) for any remaining imbalances where deliveries exceed receipts ("negative imbalance") charge Shipper per dth based upon the arithmetic average of the System Weighted Index Price for each quarter of the twelve (12) months ending December 31, 1992 (the System Weighted Index Price for each quarter shall be based on the method set forth in Section 20.11(e)(i) below); or (ii) for any remaining imbalances where receipts exceed deliveries ("positive imbalance") retain the imbalance at no cost and free and clear of any adverse claims by any party or any obligation to account for such gas; provided however, that in the event of a bona fide dispute by Shipper of


Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                         1st Rev Sub Second Revised Sheet No. 240
First Revised Volume No. 1-A                                         Superseding
                                          Substitute First Revised Sheet No. 240

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.11   Resolution of Imbalances (Continued)

         the amount of the imbalance, El Paso shall not take the action outlined above when Shipper acts in a timely manner to provide additional information and security for El Paso in accordance with the following procedures.

         (i) Identify Dispute: Within fifteen (15) days after El Paso's notification of an imbalance, Shipper shall notify El Paso by written correspondence of the imbalance that is inbona fide dispute and of all reasons and documentation why Shipper believes El Paso's calculation of the imbalance is not correct; and

         (ii) Payment Security: Within thirty (30) days after El Paso's notification of an imbalance, Shipper shall either agree to the imbalance calculated by El Paso without prejudice to Shipper's rights to dispute all or part of said imbalance and subject to return of the disputed imbalance so identified after resolution of that dispute or Shipper shall take the necessary actions to correct the imbalances it concedes to be correct and furnish good and sufficient surety bond, guaranteeing the correction of any imbalance ultimately found owed to El Paso after resolution of the dispute, including late payment charges which accrue until resolution of the dispute with respect to any negative imbalances, which resolution may be reached either by agreement or judgment of a court of competent jurisdiction. If resolution of the dispute is in favor of Shipper and the Shipper furnished a surety bond then El Paso shall pay to Shipper the costs incurred in securing that surety bond for this dispute including any late payment charges actually paid to El Paso.

         (b) Calculation of an Imbalance Subsequent to the Effectiveness of this Provision - El Paso and Shippers shall resolve an over-delivery or under-delivery of gas to El Paso each month in accordance with this Section

         20.11.  Each month, El Paso will calculate a percentage



Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                         1st Rev Sub First Revised Sheet No. 240A
First Revised Volume No. 1-A                                         Superseding
                                              Substitute Original Sheet No. 240A

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.11   Resolution of Imbalances (Continued)

         imbalance for each individual contract for each Shipper by dividing the total cumulative imbalance quantities in excess of 1,000 dth, attributable to the imbalance amount for such contract (numerator) by Shipper's Transportation Contract Demand multiplied by 30 days (denominator) or, with respect to those Shippers with an executed Transportation Service Agreement which requires the delivery by El Paso of "Full Requirements," the average non-coincidental three (3) day peak over the most recent five (5) year period multiplied by 30 days (denominator). The result of such calculation will be included on El Paso's imbalance statement to Shipper, or its designee, and shall serve as notification to the Shipper of an imbalance. If an imbalance is equal to or greater than +/-5%, the Shipper is provided additional notice on said statement that if such imbalance continues and becomes equal to or greater than +/-10%, the Shipper is subject to cash-out of the imbalance pursuant to this Section 20.11; provided, however, that in no event shall cash-out be assessed when the amount of the imbalance does not exceed 1,000 dth, unless the parties mutually agree otherwise; provided, further, if it is determined that El Paso has caused in any month an imbalance equal to or greater than +/- 10% of the denominator determined above, El Paso will cash-out that portion of the imbalance at 100% of the Index Price. In addition, cash-out of imbalances will not be mandatory if the parties have reached written agreement on the resolution of the imbalance provided such agreement is final prior to the triggering of cash-out as specified in Section 20.11(c) below. Written agreements may consist of, but are not limited to the following provisions (i) offsetting of imbalances; (ii) extension of a payback period within a set time period; and (iii) negotiated price other than the cash-out prices reflected herein.

         (c) Triggering of Cash-Out - Except for those contracts without activity for a period of six (6) months, as discussed in Section 20.11(d), any cumulative imbalance at the end of any month that is within a tolerance level less than +/-5% shall not be subject to this
         Section 20.11 during such month.  Such imbalance shall be

Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                         1st Rev Sub First Revised Sheet No. 240B
First Revised Volume No. 1-A                                         Superseding
                                                         Original Sheet No. 240B

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.11   Resolution of Imbalances (Continued)

         forwarded to the next month's imbalance calculation. If the cumulative imbalance for any month is equal to or greater than +/-5%, El Paso shall notify Shipper, as indicated in Section 20.11(b), that it is approaching a cash-out situation for an imbalance equal to or in excess of +/-10%. For any month that a cumulative imbalance is equal to or in excess of +/-10%, cash-out of the imbalance will take place provided Shipper has received a minimum of two (2) consecutive monthly notices (minimum of 45 days from date of first notice) alerting Shipper to an imbalance equal to or in excess of +/-5%. El Paso shall extend the 45-day grace period by one (1) day for each day that El Paso is unable to receive or deliver scheduled imbalance gas for a given contract due to operational constraints on El Paso's system. If the parties have not reached written agreement otherwise, the imbalance will be reduced to +/-5% by "cash-out" the month following the last notice, at the dollar value calculated with the cumulative imbalance and an established monthly price, referred to herein as the Index Price, as determined in Section 20.11(e) below. The Index Price shall be calculated as of the month the imbalance first equals or exceeds the +/-10% level.

         (d) Six-Month Resolution of Inactive Contracts - El Paso will notify Shipper after three (3) consecutive months of inactivity that at the end of any six (6) month period that a contract between Shipper and El Paso has been inactive and has maintained an imbalance of less than +/-10%, for which no cash-out was applicable and before the next invoice and balance statement date, such imbalance shall be reduced to zero (0) by cash-out utilizing the Index Price for the month after the end of six (6) month period reflected in Section 20.11(e).

         (e)   Index Prices and Cash Out

         (i) Cash-out shall be based on one of four calculated price indices, depending on whether Shipper has one or more of the three supply basins (i.e., San Juan,


Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                         1st Rev Sub First Revised Sheet No. 240C
First Revised Volume No. 1-A                                         Superseding
                                          1st Substitute Original Sheet No. 240C

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.11   Resolution of Imbalances (Continued)

         Permian or Anadarko Basins) included in its agreement. A single price index calculated only for a specific supply basin will be used if Shipper has only that one supply basin in its agreement. A System Weighted Index Price calculated for all supply basins will be used if Shipper has more than one supply basin in its agreement. The calculation of each price index is set forth below:

         (1) The Anadarko Basin Index Price shall be computed using a simple average of reported prices as delivered to El Paso's Mainline System at Washita, Anadarko, Oklahoma, or the Texas Panhandle from the publications identified in Section 20.11(e)(ii);

         (2) The Permian Basin Index Price shall be computed using a simple average of reported prices as delivered to El Paso's Mainline System at West Texas, Permian or Waha from the publications identified in
         Section 20.11(e)(ii); and

         (3) The San Juan Basin Index Price shall be computed using a simple average of reported prices as delivered to El Paso's Mainline System at Ignacio, San Juan or New Mexico from the publications identified in
         Section 20.11(e)(ii).

         (4) The System Weighted Index Price shall be computed monthly by using the weighted average of the Anadarko Basin Index Price, the Permian Basin Index Price, and the San Juan Basin Index Price. The weighting is based on the volumes entering El Paso's system in each basin during the previous quarter and will be updated quarterly.





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                         1st Rev Sub First Revised Sheet No. 240D
First Revised Volume No. 1-A                                         Superseding
                                          1st Substitute Original Sheet No. 240D

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.11   Resolution of Imbalances (Continued)

         (ii) The four trade publications referenced above are Inside FERC Gas Market Report (Prices of Spot Gas Delivered to Pipelines), Natural Gas Week (Spot Prices on Natural Gas Pipeline Systems, Delivered to Pipelines), Gas Daily (Natural Gas Survey), and Natural Gas Intelligence Gas Price Index (Spot Gas Prices Delivered to Pipeline, 30 Day Supply Transactions).

         In the event any of the publications cease publication or to the extent a publication fails to report spot prices, then El Paso shall reserve the right to substitute prices reported in a similar independent publication or continue the pricing formula using the average of the remaining publications. Changes in the name, format or other method of reporting by the publications in (e) above that do not materially affect the content shall not affect their use hereunder.

         (iii) El Paso shall post the Index Price monthly on its electronic bulletin board on or before the 15th day of each month applicable to the prior business month.

         (iv) For any contract where total deliveries by El Paso for a Shipper exceed the total receipts from Shipper, after appropriate reductions, such imbalance shall be "cashed out" based on the percentages provided below. Further, the Index Price shall be adjusted to reflect the point at which the imbalance is held.

         (1) For any contract subject to Section 20.11(d), or by mutual agreement any contract with an imbalance up to and including +5%, the quantity will be invoiced at 100% of the Index Price;

         (2) For any contract subject to Section 20.12(d) or any contract with an imbalance greater than +5% but less than or equal to +10%, the quantity in excess of +5% will be invoiced at 110% of the Index Price;



Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                1st Rev Sub Original Sheet No. 240E

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.11   Resolution of Imbalances (Continued)

         (3) For any contract with an imbalance greater than +10% but less than or equal to +15%, the volume in excess of +10% will be invoiced at 120% of the Index Price;

         (4) For any contract with an imbalance greater than +15% but less than or equal to +20%, the volume in excess of +15% will be invoiced at 130% of the Index Price; and

         (5) For any contract with an imbalance greater than +20%, the volume in excess of +20% will be invoiced at 140% of the Index Price.

         (v) For any contract where total receipts by El Paso from a Shipper, after appropriate reductions, exceed total deliveries for that Shipper, such imbalance shall be "cashed out" based on the percentages provided below. Further, the Index Price shall be adjusted to reflect the point at which the imbalance is held.

         (1) For any contract subject to Section 20.11(d) or subject to any other mutually agreeable terms, with an imbalance up to and including -5%, the quantity will be purchased by El Paso at 100% of the Index Price;

         (2) For any contract subject to Section 20.11(d) or any contract with an imbalance greater than -5% but less than or equal to -10%, the quantity in excess of -5% will be purchased by El Paso at 90% of the Index Price;

         (3) For any contract with an imbalance greater than -10% but less than or equal to -15%, the volume in excess of -10% will be purchased by El Paso at 80% of the Index Price;





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                         Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                             1st Rev Sub Original Sheet No. 240F

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.11 Resolution of Imbalances (Continued)

         (4) For any contract with an imbalance greater than -15% but less than or equal to -20%, the volume in excess of -15% will be purchased by El Paso at 70% of the Index Price; and

         (5) For any contract with an imbalance greater than -20%, the volume in excess of -20% will be purchased by El Paso at 60% of the Index Price.

         (vi) At the time a Shipper is in a cash-out position requiring payment to El Paso at the appropriate rate set forth in Section 20.11(e)(iv) above and such Shipper also has an Unauthorized Gas balance, as such term is defined in Section 27.1 of these General Terms and Conditions, such Unauthorized Gas balance may be offset against the quantities due El Paso within the same production basin and adjusted to reflect the point at which the imbalance is held. At the time of invoicing for the net imbalance, El Paso shall appropriately invoice or account for any production area charges and liquid credits applicable to the unauthorized gas used as an offset. This provision is not applicable to the Unauthorized Gas retained as a penalty pursuant to Section 27 of these General Terms and Conditions. Prior to any offsets, El Paso at its option may first offset any under or over-deliveries between contracts with such Shipper. Shipper or its suppliers shall be responsible for reporting and payment of any royalty, tax, or other burdens on natural gas volumes received by El Paso and El Paso shall not be obligated to account for or pay such burdens.

         (f) Crediting of Revenues - For any net dollar amount received net of gas and administrative costs from cash-out assessed on El Paso or an affiliate of El Paso, El Paso shall credit such net amount within 90 days of the payment date to other Shippers on a pro rata basis in accordance with the volumes transported for each Shipper.





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                             1st Rev Sub Original Sheet No. 240G

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.11 Resolution of Imbalances (Continued)

         (g) Netting of Contracts - For purposes of resolving an imbalance with a Shipper, El Paso is willing to negotiate, on a non-discriminatory basis, netting of gas imbalances, adjusted to reflect a common point at which the imbalance is held, between contracts with such Shipper pursuant to the following conditions:

         (i) Netting between downstream interconnect and mainline agreement imbalances is negotiable if the agreement has the interconnect point as a delivery point.

         (ii) Netting between mainline agreement imbalances (for similar transportation service) is negotiable.

         (iii) Netting between gathering/pooling and mainline agreements is negotiable if the gathering/pooling basin is a receipt point on the mainline agreement.

         For any specific situation not discussed above, El Paso is willing to negotiate a transportation transaction which could have the effect of netting imbalances.

         20.12 Unauthorized Overpull Penalty

         (a) A penalty shall be levied by El Paso and paid in dollars by any receiving party (any Shipper, Local Distribution Company, Direct Sales Customer or other party who operates the facilities that receive the gas transported by El Paso) who exceeds the limits specified below. Such penalty is applicable when, in times of capacity constraints, or when, due to unforeseen circumstances beyond El Paso's control, El Paso has determined that is ability to maintain scheduled deliveries to all receiving parties is materially threatened due to insufficient pressures in El Paso's system and El Paso so notifies said receiving parties. Nothing herein shall limit El Paso's right to take any further actions required to maintain the integrity of its system operations.



Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                             1st Rev Sub Original Sheet No. 240H

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.12 Unauthorized Overpull Penalty (Continued)

         (b) On any day El Paso determines that it is unable to deliver the total volumes of gas scheduled for delivery for the account of all Shippers, it shall have the right to notify all receiving parties that an Unauthorized Overpull Penalty situation exists. Contemporaneously with, or shortly following such notice, El Paso shall give notice to any receiving party who is taking volumes at a level that would subject such party to an Unauthorized Overpull Penalty as provided below.

         (c) The quantity of gas subject to such penalty is that quantity of gas taken by the receiving party which exceeds the quantity of gas scheduled by El Paso for delivery to such party on any day.

         (d) Upon receipt of a notification from El Paso, such party shall within twenty-four (24) hours reduce takes to a level no more than 3% above its scheduled volume for such day or 1,000 dth, whichever is larger. Such twenty-four (24) hour notice period shall commence at seven (7:00) a.m. Mountain Standard Time on the day after notice is actually provided. If after the twenty-four (24) hour notice period the receiving party continues to take volumes of gas that exceed the foregoing threshold, an Unauthorized Overpull Penalty shall be levied by El Paso and paid in dollars by any receiving party as follows:

         (i) A penalty of $5.00 per dth shall apply to all unauthorized overrun volumes which exceed the 3% or 1,000 dth tolerance level, whichever is larger, up to the first 5% of scheduled volumes; and

         (ii) A penalty of $10.00 per dth shall apply to daily unauthorized overrun volumes in excess of 5% of scheduled volumes. El Paso shall notify Shippers each day during an Unauthorized Overpull Penalty situation, via El Paso's Electronic Bulletin Board, that the situation continues




Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                             1st Rev Sub Original Sheet No. 240I

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.12 Unauthorized Overpull Penalty (Continued)

         to exist. Such notice does not constitute notification of a new penalty period pursuant to this Section 20.12(d) and does not begin a new twenty-four (24) hour correction period.

         (e) El Paso shall establish an Unauthorized Overpull Penalty account for each month that El Paso receives such penalty payments for the benefit of all qualified Shippers as provided below:

         (i) A qualified Shipper is defined as a Shipper that did not receive its scheduled volumes due to El Paso's inability, for any reason, to make such deliveries on days when El Paso has provided notice that an Unauthorized Overpull Penalty situation exists, as defined in Section 20.12(a) above.

         (ii) Payments for Unauthorized Overpull Penalties shall be credited to the Unauthorized Overpull Penalty account. The disposition of the total dollars paid unconditionally to El Paso in any month, as determined in (iii) below, shall be made on a quarterly basis as determined in (iv) below.

         (iii) The Unauthorized Overpull Penalty amounts attributable to each day shall be allocated on apro rata basis to all qualified Shippers that receive less than their scheduled quantities of gas on that day.

         (iv) Each qualified Shipper shall be entitled to receive their share of the Unauthorized Overpull Penalty account determined in accordance with (iii) above as a credit adjustment to the transportation service invoice rendered by El Paso in any month in the following calendar quarter after the penalty payment is received by El Paso.





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                              Substitute Original Sheet No. 240J

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.13 Flexible Receipt and Delivery Point(s)

         (a) Any Shipper that has a Rate Schedule T-3 firm Transportation Service Agreement applicable to mainline or field transportation shall have the right to tender gas to El Paso at any designated receipt point physically located on that part of El Paso's system to which such Shipper's Transportation Service Agreement applies. Shipper's Transportation Service Agreement shall designate the "primary receipt point(s)." Any other receipt point(s) utilized by such Shipper shall be referred to as an "alternate receipt point(s)."

         (b) In addition to a Rate Schedule T-3 Shipper's point(s) of delivery as established in its effective firm Transportation Service Agreement, hereinafter referred to as the "primary delivery point(s)," such Shipper may utilize alternate delivery point(s) under such agreement pursuant to the following conditions:

         (i) the alternate delivery point(s) on El Paso's system is located within the same delivery zone as Shipper's primary delivery point(s) or is located upstream of the delivery zone containing Shipper's primary delivery point(s), or for those contracts in which the direction of service is counter to the flow order specified below, the alternate delivery point(s) is located along the route over which service is provided and for which a reservation charge(s) is paid. The flow order in which the delivery zones are arranged from the furthest downstream to the furthest upstream zones are as follows: California; Nevada; Arizona; New Mexico; and Texas; and

         (ii) the total quantity of gas transported by El Paso to Shipper's primary delivery point(s) and alternate delivery point(s) shall not exceed Shipper's Transportation Contract Demand unless otherwise agreed to by El Paso. For any Shipper who is a full requirements Shipper, for purposes of this Section 20.13(b), such Shipper's Transportation Contract Demand shall be deemed to



Issued by: A. W. Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                   First Revised Sheet No. 240K
First Revised Volume No. 1-A                                       Superseding
                                            Substitute Original Sheet No. 240K

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.13    Flexible Receipt and Delivery Point(s) (Continued)

         be Shipper's Billing Determinant as set forth in Rate Schedule T-3 of this FERC Gas Tariff; provided, however, such Billing Determinant limitation shall not apply when a full requirements Shipper utilizes only its primary delivery point(s).

         20.14    Rate Application for Alternate Receipt and Delivery
         Point(s) - In the event Shipper uses an alternate receipt point(s) or delivery point(s) located in an upstream delivery zone, Shipper shall continue to be billed the reservation charge(s) and reservation surcharge(s) applicable to the delivery zone in which Shipper's primary delivery point(s) is located. In addition, Shipper shall pay the maximum usage charge(s), unless otherwise provided, applicable to the production basin(s) and delivery point(s) actually used for the transportation service. Notwithstanding the applicability of any contractually agreed-upon lower rate for services using primary receipt and delivery points, all transportation services using either an alternate receipt point or alternate delivery point, or both, shall be subject to the maximum transportation rate for such service, as set forth in this FERC Gas Tariff, unless El Paso otherwise agrees in writing at the time the service using such alternate point(s) is requested.

         20.15 Abandonment of Transportation Service - Unless otherwise provided in the applicable Transportation Service Agreement and subject to Section 20.16 below, El Paso shall be entitled to avail itself of the pregranted abandonment authority under Section 7(b) of the Natural Gas Act of long-term (twelve (12) months or more) firm transportation services, as authorized by Section 284.221(d) of the Commission's Regulations, upon the expiration of the contractual term or upon termination of each individual transportation arrangement and shall seek offers from competing Shippers interested in receiving such firm transportation service, as provided below.


Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                                         Original Sheet No. 240L

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE

         20.16    Right-of-First-Refusal

         (a) Upon expiration of the term of the Transportation Service Agreement of a long term Shipper, such Shipper shall have a "right-of-first-refusal" as prescribed in this Section 20.16. In order to avail itself of its right-of-first-refusal, the Shipper must give El Paso its written notice of intent to exercise such right of first refusal not later than (i) the date of the notice period provided for in Shipper's contract; or (ii) twelve (12) months prior to the expiration of the term of the contract, whichever shall first occur.

         (b) El Paso shall post on its electronic bulletin board the terms and conditions of the available capacity under the expiring contract as follows:

         (i)  firm daily quantities stated in Mcf/d;

         (ii) the delivery point(s) at which capacity is available and the firm quantities at such point(s);

         (iii)  effective date;

         (iv)  term;

         (v) the rate (i.e., Reservation Charge(s) and Usage Charge(s) applicable to each delivery point);

         (vi)  minimum conditions; and

         (vii)  the criteria by which bids are to be evaluated.

         (c) Capacity will be made available on a nondiscriminatory basis and will be assigned on the basis of an open season for a period of not less than ninety (90) days duration.

         (i) Shipper(s) desiring to acquire such available capacity shall notify El Paso, via its electronic bulletin board, during the open season. Such notice shall be binding once received by El Paso and shall not be revocable by such Shipper.


Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                                         Original Sheet No. 240M

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

20.      OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

         20.16 Right-of-First-Refusal (Continued)

         (ii)  Shipper's bid must include:

         (a) Shipper's legal name and, if applicable, the contract number under which it desires to acquire capacity;

         (b)  the quantity of capacity to be acquired at each delivery point(s);

         (c) the term of the acquisition (the maximum term used for bid evaluation will be twenty (20) years); and

         (d)  the maximum rate Shipper is willing to pay for the capacity.

         (iii) The potential Shipper must satisfy the other provisions of this Tariff applicable to requests for firm transportation.

         (d) El Paso shall not be obligated to accept any offer for such capacity at less than the maximum applicable tariff rate. In the event El Paso accepts an offer, however, El Paso shall inform the existing Shipper of the terms of such offer. The existing Shipper shall have seven (7) days in which to inform El Paso that it agrees to match such offer. Such agreement shall be irrevocable. The existing Shipper or the offering Shipper, as appropriate, shall execute a Transportation Service Agreement containing the terms offered or matched.

         (e) In the event there are no competing offers, then the existing Shipper shall not be entitled to continue to receive transportation service upon the expiration of its contract except by agreeing to pay the maximum tariff rate unless El Paso and such Shipper shall enter into a new firm transportation service agreement providing otherwise.





Issued by: A. W. Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                        Substitute Second Revised Sheet No. 241
First Revised Volume No. 1-A                                       Superseding
                                                   First Revised Sheet No. 241

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

21.      ANNUAL CHARGE ADJUSTMENT PROVISION

         21.1 Purpose - This Section 21 establishes an Annual Charge Adjustment Provision ("ACA") which will permit El Paso to recover from its Shippers the annual charges assessed to El Paso by the Commission under Part 382 of the Commission's Regulations.

         21.2 Applicable Customers - The ACA is applicable to each rate schedule contained in Volume Nos. 1-A and Volume No. 2 FERC Gas Tariff as identified on Sheet Nos. 20 and 21, and Sheet Nos. 1-D.2 and 1-D.3.

         21.3 Adjustment Date - The ACA unit charge shall be filed with the Commission by El Paso at least thirty (30) days prior to the proposed Adjustment Date unless a shorter period is specifically requested and permitted by the Commission. The Adjustment Date shall be October 1 of each year or as directed by an order of the Commission. On the Adjustment Date, El Paso shall increase or decrease the ACA unit charge to each of the applicable rate schedules as authorized by the Commission to be recovered by El Paso. For those rate schedules with a two-part rate, the ACA unit charge shall only apply to the usage component of such rate.

         21.4 Effective Date - The ACA unit charge shall become effective October 1 of each year or as directed by an order of the Commission if:

         (a)  El Paso has paid the applicable annual charge in compliance with
         Section 382.103 of the Commission's Regulations; and

         (b) the ACA unit charge is not subject to suspension or refund obligation.

         21.5 Accounting for Annual Charges Paid Under Part 382 - El Paso shall account for annual charges paid by charging the amount to Account No. 928, Regulatory Commission Expenses, of the Commission's Uniform System of Accounts. Any annual charges recorded in Account No. 928 shall not be recovered by El Paso in a Natural Gas Act
         Section 4 rate case.


Issued by: A. W. Clark, Vice President
Issued on: April 30, 1993                             Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-002 and 003 dated December 17, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                                          Original Sheet No. 242

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

22.      TAKE-OR-PAY BUYOUT AND BUYDOWN COST RECOVERY

         The provisions for this Section 22 are contained in Section 21 of the General Terms and Conditions of El Paso's Volume No. 1 Tariff and are incorporated herein by reference with respect to those provisions applicable to the Throughput Surcharge. Such Throughput Surcharge is applicable to all Shippers subject to El Paso's mainline transportation rates and/or Rate Schedules contained in this Volume No. 1-A Tariff.


Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                               Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                   Second Revised Sheet No. 243
First Revised Volume No. 1-A                                       Superseding
                                                   First Revised Sheet No. 243

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

23.      COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS

         23.1 The operating personnel and facilities shared by El Paso and its marketing affiliate(s):

                                                                     Marketing
                                      El Paso                       Affiliate(s)
                                      -------                       ------------
William A. Wise                   President and Chief               President
                                  Executive Officer

H. Brent Austin                   Senior Vice President             Vice President
                                  and Chief Financial               and Treasurer
                                  Officer

Thomas S. Jensen                  Vice President                    Vice President
                                  (in charge of gas
                                  merchant operations)

         Other than those persons listed above, there are no other operating personnel shared between (i) the transportation function of El Paso and the merchant function of El Paso or (ii) El Paso and its marketing affiliate(s). Only support systems, including utility, telecommunication, and computer facilities at the corporate headquarters complex, are shared by El Paso and its marketing affiliate(s). Separate books of account, records, and computer files are maintained for El Paso and for its marketing affiliate(s).

         23.2 The information and format required from a Shipper for a valid request for transportation service or amended service, including transactions in which an affiliated marketer is involved, are contained in Section 23.6 of this Section 23.

         23.3 The procedures used to address and resolve complaints by Shippers and potential Shippers are as follows:

         (a) Any Shipper or potential Shipper may register a telephone complaint concerning requested and/or furnished transportation service by calling El Paso's customer assistance toll-free number 1-800-441-3764. Telephone complaints should provide the same information as provided in written complaints by a Shipper.

         Written complaints by any Shipper or potential Shipper, clearly stating the issue(s), facts relied on by Shipper,


Issued by: A. W. Clark, Vice President
Issued on: November 18, 1992                      Effective: December 20, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                    First Revised Sheet No. 244
First Revised Volume No. 1-A                                       Superseding
                                                        Original Sheet No. 244

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

23. COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS (Continued)

         and the Shipper's position, should be mailed by registered or certified mail, or delivered by hand to:

                 El Paso Natural Gas Company
                 Post Office Box 1492
                 El Paso, Texas  79978
                 Attention:        Director, Mainline Transportation and
                                   Customer Services Department
                 (Street Address:  304 Texas, El Paso, Texas  79901)

         Upon receipt by El Paso, a complaint will be date stamped and recorded in the Transportation Service Complaint Log maintained by El Paso's Mainline Transportation and Customer Services Department.

         (b) El Paso will respond initially to all complaints by the most appropriate communication means available within 48 hours and will respond to all complaints filed with El Paso in writing within 30 days. El Paso's written response will be mailed by registered or certified mail to Complainant and filed in the Transportation Service Complaint Log. The final resolution of the complaint will be dependent upon the nature of the complaint and the time necessary to investigate the complaint, verify the underlying cause(s) and determine the relevant facts.

         23.4 The procedures used by El Paso to inform affiliated and nonaffiliated Shippers and potential Shippers on the availability and pricing of transportation service are as follows:

         (a) Inquiries as to the availability of service on El Paso's system are to be directed to El Paso's Mainline Transportation and Customer Services Department and are generally responded to by telephone at which time the Shipper or potential Shipper is informed verbally of the availability and pricing of transportation service(s).

         (b) Upon request, the initial advisement is supported by sending copies of El Paso's Volume No. 1-A Tariff and any published Notices to Shippers announcing discounts them available to all similarly-situated shippers, to potential Shippers (existing Shippers on the system are already in receipt of such written documents).

Issued by: A. W. Clark, Vice President
Issued on:  November 18, 1992                     Effective: December 20, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                            Original Sheet No. 245

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

23. COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS (Continued)

         (c) Once a Shipper has executed a Transportation Service Agreement with El Paso, Shipper will be sent all Notices to to Shippers announcing subsequent rate discounts available to all similarly-situated shippers as such Notices are published, and under the requirements of Rule 2010 of the FERC's Rules of Practice and Procedure are served with copies of any El Paso filings proposing changes in rates for and types of transportation service available. Shippers are subsequently sent copies of revised sheets to El Paso's Volume No. 1-A Tariff as such sheets are approved and made effective by the FERC.

         (d) El Paso has established a 24-hour "electronic bulletin board," to which any Shipper or potential Shipper may subscribe, on which information concerning the availability and pricing of transportation service, including all currently effective rates and discount notices, is posted. For subscription information telephone (915) 541-2000.

The procedures used by El Paso to schedule service and allocate system capacity are set forth in Section 4 of this Tariff, a copy of which is sent to all
potential Shippers upon request.   Consistent with such procedures, after
receiving all requests for transportation service on any day, system constraints resulting from over-requests for service at various points are identified, the available capacity allocated, and Shippers advised by Operations Control Department of the allocated capacity available to that Shipper.

When El Paso schedules system maintenance activities which may affect available capacity at various points on the system, Shippers are notified by Operations
Control in advance of such activities and their expected duration.   This
information shall also be posted on El Paso's 24-hour "electronic bulletin board."





Issued by: A.  W.  Clark, Vice President
Issued on: April 26, 1990                               Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                            Original Sheet No. 246


                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

23. COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS (Continued)

         23.5. El Paso will maintain a log containing the following information on all requests for transportation service made by affiliated or nonaffiliated Shippers or in which an affiliated or nonaffiliated Shipper is involved, from the time the information is received until December 31, 1990, or any extension thereof authorized by the Commission.

         (a)     The date of receipt of the request;

         (b)     The date that the request was accepted as valid;

         (c) The specific affiliation of the requester with El Paso, and the extent of El Paso's affiliation, if any, with the person to be provided transportation service;

         (d)     The extent of the supplier's affiliation with El Paso;

         (e) The identity of the Shipper making the request for service including designating whether the Shipper is a local distribution company, an interstate pipeline, an intrastate pipeline, an end-user, a producer, or a marketer;

         (f) The maximum daily contract volume of gas requested to be transported and the total contract volume of gas requested to be transported over the life of the contract;

         (g) The producing area of the source of the gas requested to be transported;

         (h)     The date service is requested to commence and      terminate;

         (i) A list of all receipt and delivery points between which the gas is requested to be transported and the distance in pipeline miles between the receipt point and the delivery point that are the furthest apart;



Issued by: A.  W.  Clark, Vice President
Issued on: April 26, 1990                               Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                            Original Sheet No. 247

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

23. COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS (Continued)

         (j)     Whether the service requested is firm or interruptible;

         (k)     The state of the ultimate end user of the gas;

         (l) The identity of the transportation rate schedules and the transportation rates applicable for such service;

         (m) Whether any of the gas being transported is subject to take-or-pay relief and, if so, how much;

         (n) Whether and by how much the cost of the gas to the affiliated marketer exceeds the price received for the sale of the gas by the affiliated marketer, after deducting associated costs, including those incurred for transportation; i.e., whether the gas is being sold at a loss;

         (o) Current status of the request, including whether the request is: (i) Incomplete, (ii) Complete and awaiting service, (iii) Complete, a contract signed, and awaiting commencement of service, (iv) Complete, service has begun and the Commission docket number assigned to the transaction, (v) Withdrawn, or
                 (vi) Denied and the reason why;

         (p) The position of the request i the transportation request queue;


Issued by: A.  W.  Clark, Vice President
Issued on: April 26, 1990                               Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                            Original Sheet No. 248

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

23. COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS (Continued)

         (q) The disposition of the request, including the date the requester was notified of availability of capacity, the date the contract was executed, the date service actually commenced, and any explanation concerning the disposition of the request;

         (r) Any complaints by the Shipper or end user concerning the requested or furnished service and the disposition of such complaints;

         (s) Whether the transportation is being requested, offered or provided at discounted rates, duration of the discount requested, offered or provided, the maximum rate or fee, the rate or fee actually charged during the billing period, the Shipper, corporate affiliation between the Shipper and the transporting pipeline, and the quantity of gas scheduled at the discounted rate during the billing period for each delivery point; and

         (t) Any waiver that El Paso grants with respect to tariff provisions that provide for a discretionary waiver.


Issued by: A.  W.  Clark, Vice President
Issued on: April 26, 1990                               Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Sheet No.  249                                       Superseding
First Revised Volume No.  1-A                           Original Sheet No. 249


                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

23. COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS (Continued)

         23.6    Transportation Service Request Form

                   EL PASO NATURAL GAS COMPANY TRANSPORTATION
                              SERVICE REQUEST FORM

Federal Energy Regulatory Commission record and reporting requirements and El Paso's FERC Gas Tariff require prospective Shippers and existing Shippers requesting amended service to furnish the information below prior to processing a request.

Return this completed FORM to:

         Manager of Mainline
         Transportation and  Customer Services Department
         El Paso Natural Gas Company
         Post Office Box 1492
         El Paso, Texas 79978
         Telecopy: (915) 541-2544

(PLEASE TYPE OR PRINT) SHIPPER INFORMATION

1.       Legal Name of Shipper: __________________________________________

2.       Shipper's Address:       P.O.  Box/Zip __________________________
                                  Street/Zip    __________________________
                                  City/State    __________________________

3.       Shipper's State of Incorporation:  ______________________________

4.       Name of Requesting Party: _______________________________________

         Title: _______________________

         Phone: _______________________

         If employed by other than Shipper, please specify Requesting Party's:

                          Company Name ______________________________
                          P.O.  Box/Zip ______________________________
                          Street/Zip   _______________________________
                          City/State   _______________________________

Issued by: A.  W.  Clark, Vice President
Issued on: March 20, 1992                              Effective: May 15, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A                           Original Sheet No.  250

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

23. COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS (Continued)

5.       Shipper is (check one of the following):

         a.  ___Interstate Pipeline End-User                e.  ___End-User
         b.  ___Intrastate Pipeline*                        f.  ___Producer
         c.  ___Local Distribution Company*                 g.  ___Marketer
         d.  ___Hinshaw Pipeline*                           h.  ___Other
                                                            (Specify)__________

*State(s) in which Shipper's natural gas system facilities are located:

6.       This request is for (check one): _____  New Service
                                          _____  Amended Service Under
                                          Contract # _________

         If the request is for new service, please skip the Amended Service
         Request section.   If the request is for amended service, please
         complete the Affiliate Information and Amended Service Request sections only.

SERVICE/CONTRACT INFORMATION

1.       Type of Transportation Service Requested (check one):

                 ___Firm
                 ___Interruptible
                 ___Other ____________________

2. Date service is requested to commence: _____________________ Date service is requested to terminate:_____________________

         Evergreen term requested:  _____ Yes  _____ No

3.       Maximum daily contract quantity requested (please specify both):

         __________ Mcf/d         __________ MMBtu/d

Total contract quantity requested over primary term of agreement (please
specify both):  __________ Mcf       __________ MMBtu

Issued by: A.  W.  Clark, Vice President
Issued on: April 26, 1990                               Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                                        Original Sheet No. 251

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

23. COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS (Continued)

         If service is requested for a term of more than 120 days, what quantities are requested to be transported on an:

            Average Day         ___Mcf            ___MMBtu
            Annual Basis        ___Mcf            ___MMBtu

4.       Requested Receipt Point(s) and producing area(s) that are the
         source(s) of gas transported.   Please list on attached Exhibit A.

5.       Requested Delivery Point(s).   Please list on attached Exhibit B.

6.       State(s) where gas transported will be consumed ultimately:
         ___________________________________________________________________

         At the time it executes a Transportation Service Agreement, Shipper shall be required to:

         - identify the name of the corporate entity or entities ultimately receiving the gas if other than a pipeline or local distribution company purchasing for system supply, which end-user(s) shall be identified in the Transportation Service Agreement; and

         - provide El Paso with verification that the end-user(s) have signed sales contracts to use the transportation services provided for in the Transportation Service Agreement.

7.   NOTICES TO: ____________________________________________
     Street or P.O.  Box: ___________________________________
     City, State, Zip: ______________________________________
     Attention of: __________________________________________
     Telephone:  ____________________________________________
     Telecopy:   ____________________________________________

     INVOICES TO: ___________________________________________
     Street or P.O.  Box: ___________________________________
     City, State, Zip: ______________________________________
     Attention of: __________________________________________
     Telephone:  ____________________________________________
     Telecopy:   ____________________________________________

Issued by: A.  W.  Clark, Vice President
Issued on: April 26, 1990                               Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                                        Original Sheet No. 252

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

23. COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS (Continued)

8.       Name of Shipper's dispatcher for 24-hour contact:

         ____________________________

         Phone: __________________  Telecopy:  _____________________

9.       Is the gas to be transported subject to take-or-pay relief to El Paso?

         ___ Yes           ___ No            ___ Unknown

         If YES, what percentage of total contract quantity? _____%

RATE INFORMATION   ________________

1.       Does Shipper request a discounted rate?  ___Yes    ___No

2. If YES, please specify the selectively discounted rate(s) requested and the related service(s): ________________________________________
         ____________________________________________________________________
         ____________________________________________________________________

3. If El Paso is unable or unwilling to provide service at the requested discounted rate, is Shipper willing to pay the maximum rate(s) for the requested service(s) (to include any published discounts available to all similarly situated Shippers)?

                 ___Yes         ___No

FINANCIAL INFORMATION

El Paso requires each Shipper to provide financial statements (to include a
balance sheet, income statement and statement of cash flow).   The statements
should be the most current available as of the date they are submitted.   If
audited financial statements are not available, then Shipper also should provide an attestation by its chief financial officer that the information shown in the unaudited statements submitted is true, correct and a fair representation of Shipper's financial condition.

Issued by: A. W. Clark, Vice President
Issued on: April 26, 1990                               Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                                        Original Sheet No. 253

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

23. COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS (Continued)

Based on its review of Shipper's financial statements, El Paso may agree to waive any further credit requirements as a condition of service.
Alternatively, El Paso may request Shipper to provide additional evidence of its creditworthiness, in which event Shipper may elect to provide one of the following:

         - a clean irrevocable letter of credit in form and substance satisfactory to El Paso in a face amount equal to (i) the sum of the gas cost component of El Paso's sale-for-resale rates and the applicable unit transportation rate(s) specified in El Paso's Tariff for the service(s) which El Paso provides Shipper, (ii) multiplied by the maximum daily quantity specified in El Paso's Transportation Service Agreement with Shipper, (iii) multiplied by 90; or

         - a guarantee, in form and substance satisfactory to El Paso, executed by a person whom El Paso deems creditworthy, of Shipper's performance of its obligations to El Paso under the Transportation Service Agreement; or

         - such other form of security as Shipper may agree to provide and as may be acceptable to El Paso.

The FERC Gas Tariff of El Paso does not require the pipeline to provide transportation service on behalf of any Shipper who fails to demonstrate
creditworthiness.   El Paso will treat the financial statements provided by
Shipper as confidential.

AFFILIATE INFORMATION   _____________________

1.       Is Shipper affiliated with El Paso:    ___Yes      ___No

         If YES, please state specific affiliation:
         _________________________________________________________________

Issued by: A.  W.  Clark, Vice President
Issued on: April 26, 1990                               Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                                        Original Sheet No. 254

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

23. COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS (Continued)


2.       Is the Requesting Party (if other than Shipper) affiliated with

         El Paso:        ___Yes            ___No

         If YES, please state specific affiliation:
         ________________________________________________

3.       Is Shipper's or the Requesting Party's supplier affiliated with

         El Paso:             ___Yes            ___No

         If YES, please state specific affiliation:
         _________________________________________________

4. If gas transported is being purchased from an El Paso affiliate, or if the Requesting Party or Shipper is an El Paso affiliate, does the cost of gas to that affiliate exceed its sales price, less associated costs including transportation expenses, i.e., is the gas being sold at a loss?

         ___Yes             ___No           ___Unknown

         If YES, specify amount of loss: ____________________________

AMENDED SERVICE REQUEST   _______________________

1. Addition of Receipt Point(s) -- Add the Receipt Point(s) identified on Exhibit A to Contract # ____________

         Is the gas to be transported from the additional Receipt Point(s) subject to take-or-pay relief to El Paso?

         ___Yes            ___No             ___Unknown

         If YES, what percentage of total contract quantity?  _____%

2.       Addition of Delivery Point(s)  --  Add  the   Delivery   Point(s)
         identified on Exhibit B to Contract #________ Note addition of new Delivery Point(s) and end users generally will result in a new position in the first come/first serve queue.)

         State(s) in which the gas transported to the additional Delivery Point(s) will ultimately be consumed:
         ___________________________________________________________________



Issued by: A.  W.  Clark, Vice President
Issued on: April 26, 1990                               Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                                        Original Sheet No. 255

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

23. COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS (Continued)

3. Increase the maximum daily contract quantity under Contract # to (specify both): _____Mcf/d _____MMBtu/d. (Note an increase in the maximum daily contract quantity generally will result in a new position in the first come/first serve queue.)

4. Does Shipper request that service under Contract # be ___________ converted from Subpart B to Subpart G service (check one):

                          ___Yes       ___No

5.       Other requested service change(s):
         ________________________________________________________________
         ________________________________________________________________
         ________________________________________________________________
         ________________________________________________________________
         ________________________________________________________________
         ________________________________________________________________

                                *      *      *

Shipper hereby certifies that it has or will have title to the gas delivered to El Paso for transportation and has entered into or will enter into arrangements necessary to assure all upstream and downstream transportation will be in place prior to commencement of service. Shipper also certifies that the information herein is complete and accurate to the best of Shipper's knowledge, information and belief.

Legal Name of Shipper: ____________________________

By: _______________________________________________
                 (Name and Title)
Date: _____________________________________________

Issued by: A.  W.  Clark, Vice President
Issued on: April 26, 1990                               Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                                        Original Sheet No. 256

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

23. COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS (Continued)


                          EL PASO NATURAL GAS COMPANY

                      TRANSPORTATION SERVICE REQUEST FORM

                                   EXHIBIT A

                                                                    Producing
                                                                     Area of
      Requested                  Maximum          Total Volume       Source
   Receipt Point(s)*           Daily Volume       (Over Term)        of Gas*
  _______________              _____Mcf/d          _____Mcf         ________
                               _____MMBtu/d        _____MMBtu

  _______________              _____Mcf/d          _____Mcf         ________
                               _____MMBtu/d        _____MMBtu

  _______________              _____Mcf/d          _____Mcf         ________
                               _____MMBtu/d        _____MMBtu

  _______________              _____Mcf/d          _____Mcf         ________
                               _____MMBtu/d        _____MMBtu

  _______________              _____Mcf/d          _____Mcf         ________
                               _____MMBtu/d        _____MMBtu

  _______________              _____Mcf/d          _____Mcf         ________
                               _____MMBtu/d        _____MMBtu

  _______________              _____Mcf/d          _____Mcf         ________
                               _____MMBtu/d        _____MMBtu



          * Use 8-digit EPNG Code and include meter number(s). Also, identify the name of the pipeline, gatherer or other entity delivering the gas into El Paso's system.

         ** Enter 2-digit code from attached list applicable to the producing area where the field or well producing the gas to be transported is located.





Issued by: A.  W.  Clark, Vice President
Issued on: April 26, 1990                               Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                                        Original Sheet No. 257

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

  23. COMPLIANCE PLAN FOR TRANSPORTATION SERVICES AND AFFILIATE TRANSACTIONS (Continued)


                          EL PASO NATURAL GAS COMPANY

                      TRANSPORTATION SERVICE REQUEST FORM


                                   EXHIBIT B




               Requested                   Maximum         Total Volume
            Receipt Point(s)*           Daily Volume       (Over Term)
           _______________              _____Mcf/d          _____Mcf
                                        _____MMBtu/d        _____MMBtu

           _______________              _____Mcf/d          _____Mcf
                                        _____MMBtu/d        _____MMBtu

           _______________              _____Mcf/d          _____Mcf
                                        _____MMBtu/d        _____MMBtu

           _______________              _____Mcf/d          _____Mcf
                                        _____MMBtu/d        _____MMBtu

           _______________              _____Mcf/d          _____Mcf
                                        _____MMBtu/d        _____MMBtu

           _______________              _____Mcf/d          _____Mcf
                                        _____MMBtu/d        _____MMBtu

           _______________              _____Mcf/d          _____Mcf
                                        _____MMBtu/d        _____MMBtu




         *       Use 8-digit EPNG Code and include meter number(s).   Also,
                 identify the name of the pipeline, local distribution company or other entity receiving the gas downstream of El Paso.





Issued by: A.  W.  Clark, Vice President
Issued on: April 26, 1990                               Effective: May 1, 1990

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                    First Revised Sheet No. 258
First Revised Volume No. 1-A                                       Superseding
                                             Substitute Original Sheet No. 258

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

24.      ORDER No. 636 ELECTRONIC BULLETIN BOARD

         24.1 El Paso's Electronic Bulletin Board ("EBB") is accessed through its electronic communications service known as "Passport". Passport provides a portfolio of electronic
                 business services to El Paso's customers.   El Paso's EBB is
                 available on a non-discriminatory basis to any party that has compatible equipment for electronic transmission of data, provided that such party has entered into a Passport Electronic Network Agreement and has been assigned a user
                 identification, password and security code.   Access to the
                 EBB may be obtained by contacting Passport Services at (915)
                 541-2000.   There is no charge to use the EBB.

         24.2 El Paso's EBB shall provide such data as described in and shall be in compliance with FERC Order No. 636, et seq., by providing:

         (a) a means for all firm shippers to post their "grandfathered" buy/sell transactions, for informational purposes only, for a period of thirty (30) days identifying price, terms and conditions and name of the parties; and (b) a means for a releasing or acquiring Shipper electing to release all or a portion of its firm transportation rights in accordance with Section 28.4 and Section 28.5 contained in this Volume No. 1-A Tariff to advertise such release.

         24.3 Parties wishing to bid on released capacity or to compete with pre-arranged offers shall post their bids through the EBB. Only those parties who are prequalified with respect to creditworthiness in accordance with Section 28.20 contained in El Paso's Volume No. 1-A Tariff may submit a bid during the open season in accordance with
         Section 28.9 contained in said Tariff.

         24.4 The EBB shall contain information concerning the availability of capacity: (a) at receipt points; (b) on the mainline; (c) at delivery points; and



Issued by: A.  W.  Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                   Second Revised Sheet No. 259
First Revised Volume No. 1-A                                       Superseding
                                                   First Revised Sheet No. 259

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

24.      ORDER No.  636 ELECTRONIC BULLETIN BOARD (Continued)

         24.4 The EBB shall contain information concerning the availability of capacity: (Continued)

         (d) whether the capacity is available from El Paso directly or through El Paso's Capacity Release Program set forth in Section 28 contained in this Volume No. 1-A Tariff.

         24.5 El Paso shall post on the EBB notification of any of its uncommitted firm pipeline capacity.

         24.6 El Paso shall post, daily, on the EBB notification of any unscheduled capacity available for interruptible transportation service, with bidding in accordance with the applicable provisions of
         Section 19 contained in this Volume No.  1-A Tariff.

         24.7    EBB users shall have access to all the information
         specifically identified in FERC Order Nos.  497 and 636.   EBB access,
         including historical data, shall be available to state regulatory commissions and state consumer advocates on the same basis as any
         other party.   El Paso shall maintain backup copies of the data
         contained on its EBB for three years, which may be archived to
         off-line storage.   Parties may access the on-line data directly
         through the EBB.   In the event the data has been archived off-line,
         parties may request the data from Passport Services through Passport's electronic mail service, wherein such data shall be made available for
         downloading on user's computer.   EBB users shall be allowed to
         download files so their contents can be reviewed in detail without
         tying up access to EBB.   Information on the most recent transactions
         shall be listed before older information.   EBB users shall be able to
         split large files into smaller parts for ease of use.   On-line help
         shall be available to assist the EBB users along with a search function allowing users to locate all information concerning a specific transaction, and menus that permit users to separately access each record in the transportation log, offers to release capacity, capacity available directly from the pipeline, and standards of conduct information.


Issued by: A.  W.  Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                                    Sheet Nos. 260 through 262





                                Reserved Sheets


            Original Sheet Nos. 260 through 262 have been reserved.





Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                    First Revised Sheet No. 263
First Revised Volume No.  1-A                                      Superseding
                                                    Sheet Nos. 263 through 269





                   The following sheets have been superseded:


                       Substitute Original Sheet No. 263
                            Original Sheet No. 264
                Substitute Original Sheet Nos. 265 through 269





Issued by: A.  W.  Clark, Vice President
Issued on: April 15, 1993                           Effective: January 1, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                    First Revised Sheet No. 270
First Revised Volume No. 1-A                                       Superseding
                                                    Sheet Nos. 270 through 276





                                Reserved Sheets

                Second Revised Sheet No. 270 and First Revised
                        Sheet Nos. 271 through 276 have
                                 been reserved.





Issued by: A.  W.  Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                            1st Rev Sub Original Sheet No. 277

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

27.      UNAUTHORIZED GAS

         27.1 Definition of Unauthorized Gas - Unauthorized Gas is natural gas that has not been scheduled as authorized to be received by El Paso, either for its own purchase under any gas purchase agreement, or for transportation to another market under any Transportation Service Agreement in accordance with the provisions of El Paso's FERC Gas
         Tariff.   In addition, when a well, with two or more designated
         markets is scheduled but one or more markets fail to materialize, El Paso shall continue to schedule the volumes confirmed for that part of the well's production that has a market, but that portion for which the market has failed to materialize will be classified as unauthorized, unless this is the last well to be confirmed. Unauthorized Gas is distinguished from transportation imbalances which are excess volumes of natural gas delivered into El Paso's facilities from any source scheduled to a market in accordance with the provisions of this FERC Gas Tariff on any day, including excess volumes from the last well to be confirmed by contract that results in volumes in excess of the confirmed volumes, when some lesser amount is expressly authorized to flow on that day pursuant to Section 4.1 of the General Terms and Conditions contained in this FERC Gas Tariff. Such excess scheduled volumes from the last well to be confirmed shall be subject to Sections 19.12 or 20.11 of said General Terms and Conditions.

         27.2 Unauthorized Gas Causing a Critical Situation - Upon notification from El Paso of a critical Unauthorized Gas situation, any party shall, within twenty-four (24) hours, terminate any
         unauthorized flow into El Paso's facilities.   El Paso shall have the
         right to shut in, physically, the source of any Unauthorized Gas.
         If, after the twenty-four (24) hour notice period, any quantity of Unauthorized Gas continues to flow into El Paso's system, El Paso shall retain, except for partial market wells that have been classified as unauthorized, at no cost to itself and free of any obligation to account therefor in kind or otherwise to any person claiming an interest therein, the full quantity of Unauthorized Gas
         introduced into El Paso's facilities.   A critical Unauthorized Gas
         situation shall apply only when El Paso, in good faith, has determined that the safety and/or integrity of its system is threatened. Nothing herein shall limit El Paso's right to take any other actions required to maintain the safety and integrity of its system operations.

Issued by: A.  W.  Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                            1st Rev Sub Original Sheet No. 278

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

27.      UNAUTHORIZED GAS (Continued)

         27.2 (Continued)    Until El Paso notifies the party(ies), either
         electronically or via facsimile, that the critical Unauthorized Gas situation has ended, the Unauthorized Gas penalty of retention of gas remains applicable on each subsequent day without further notification and the party(ies) shall not resume or continue flow of Unauthorized Gas from a well, plant or interconnected pipeline or gathering facility.

         27.3 Notification of Unauthorized Gas Not Causing a Critical Situation - After the end of each month El Paso shall send each operator a notice of Unauthorized Gas flow entitled "Statement of
         Unauthorized Gas Account Balances," or succeeding statement.   Such
         notice shall include the volume, the receipt point(s) and the time frame in which the Unauthorized Gas was received into El Paso's system.

         27.4 Unauthorized Gas Subsequent to the Effectiveness of this Section - For any Unauthorized Gas volumes delivered to El Paso subsequent to the effectiveness of this section, and not retained because of a critical Unauthorized Gas situation on El Paso's system, said party shall have until the first day of the third month following the month of El Paso's notification ("Return Period") to resolve the Unauthorized Gas volumes; provided however, that any such resolution
         must be approved by El Paso.   El Paso and the party agree to
         negotiate in good faith for resolution of the Unauthorized Gas and to commit in writing during the Return Period any mutually agreed upon
         resolution.   If El Paso incorrectly classifies gas as Unauthorized
         Gas, El Paso will transfer such gas to the appropriate agreement and will not assess any penalties under this Section 27 on such volumes.

         27.5 Unauthorized Gas Prior to the Effectiveness of this Section - For any Unauthorized Gas volumes delivered to El Paso prior to the effectiveness of this section, said party shall have six (6) months after El Paso's notification ("Extended Return Period") to resolve the Unauthorized Gas volumes; provided however, that any such resolution
         must be approved by El Paso.   El Paso and the party agree to
         negotiate in good faith for resolution of the Unauthorized Gas and to commit to writing during this Extended Return Period any mutually agreed upon resolution.

Issued by: A.  W.  Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                            1st Rev Sub Original Sheet No. 279

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

  27.  UNAUTHORIZED GAS (Continued)

         27.6 Disposition of Unauthorized Gas - El Paso will approve ___________________________________ resolution of Unauthorized Gas volumes described in Sections 27.4 and 27.5 above as follows:

         (a) With El Paso's consent, proven owners of Unauthorized Gas may sell such Unauthorized Gas volumes to any party as long as said party causes the gas to be transported under an effective Transportation Service Agreement on El Paso's system. Unless waived by El Paso on a not unduly discriminatory basis, the party agrees to pay El Paso the Unauthorized Gas penalty of thirty cents ($.30) per dth for the respective Unauthorized Gas volumes being purchased, plus any applicable transportation charge including fuel for redelivery. The penalty of thirty cents ($.30) per dth shall not be applicable for Unauthorized Gas volumes delivered into El Paso's system prior to the effectiveness of this section or for partial market wells that have been classified as unauthorized.

         (b) If said Unauthorized Gas volumes are not resolved by a mutually agreed upon plan within the Return Period or the Extended Return Period, as appropriate, El Paso may retain such Unauthorized Gas volumes at no cost to itself and free of any obligation to account therefor in kind or otherwise to any person claiming an interest therein. El Paso shall not assess more than one Unauthorized Gas penalty for the same infraction.

         27.7 Claiming Unauthorized Gas - To claim Unauthorized Gas volumes, the party shall submit a written plan for resolution thereof to El Paso within the Return Period or the Extended Return Period, as appropriate, along with proof of ownership.

         27.8 Reporting and Payment of Royalty, Tax, or other Burdens - Shipper or its suppliers shall be responsible for reporting and payment of any royalty, tax, or other burdens on natural gas volumes received by El Paso and El Paso shall not be obligated to account for or pay such burdens.



Issued by: A.  W.  Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                        1st Rev 1st Sub Original Sheet No. 280

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

27.      UNAUTHORIZED GAS (Continued)

         27.9 Challenging El Paso's Classification of Unauthorized Gas - Any party claiming an interest in volumes of natural gas which El Paso has determined to be Unauthorized Gas may challenge that determination by the first day of the month following receipt from El Paso of the
         notice of Unauthorized Gas.   Such challenge shall be in writing and
         include all documentation upon which such party relies to substantiate
         its challenge.   El Paso shall hold such gas until a final
         determination has been reached as to the classification of the gas in
         question.   If no such challenge is received by El Paso within the
         period specified, then El Paso's determination that the quantities in
         question were Unauthorized Gas shall be final.   Upon a determination
         that El Paso incorrectly classified natural gas as unauthorized, El Paso shall correct all records and make gas available, subject to operational conditions, within sixty (60) days of such determination.

         27.10 Accounting for Retained Unauthorized Gas and Penalties - El Paso shall record the value of the Unauthorized Gas retained (pursuant to Sections 27.2 and 27.6(b) of this tariff) and the penalty payments received by El Paso (pursuant to Section 27.6(a) of this tariff) in
         the appropriate revenue account.   The Unauthorized Gas volumes
         retained shall be valued at the lesser of the value determined for the month the Unauthorized Gas is retained or for the month the proceeds from the retained Unauthorized Gas are to be credited to eligible
         Shippers.   The value of such retained Unauthorized Gas shall be based on the appropriate index price for each production basin (Anadarko,
         Permian or San Juan).   Such calculation shall be in accordance with
         Sections 20.11(e)(i)(1), (2) or (3), respectively, of this tariff.

         Any Shipper who has a valid Transportation Service Agreement providing for mainline transportation services shall be eligible to receive a share of the value of the Unauthorized Gas volumes retained (less production area charges and other burdens, if any) and penalty
         payments received by El Paso.   The Shipper's share shall be credited
         to the monthly transportation service invoice rendered by El Paso not later than 90 days after the month of retention or payment of the
         penalty.   El Paso shall credit each Shipper in proportion to the
         mainline charges billed to that Shipper less conditional credits pursuant to Section 28.18 of this tariff to the mainline charges billed to all Shippers in the month of crediting less such conditional credits.

Issued by: A.  W.  Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                         3rd Substitute Original Sheet No. 281

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM

         28.1 Purpose - This Section 28 sets forth the specific terms and conditions applicable to the implementation by El Paso of a Capacity Release Program on its interstate pipeline system.

         28.2 Applicability - This Section 28 is applicable to any Shipper who has a Part 284 Transportation Service Agreement under Rate
         Schedule T-3 contained in this Volume No.   1-A Tariff or an Acquired
         Capacity Agreement (except for those Acquired Capacity Agreements providing for volumetric reservation charges) and who elects to release, subject to the Capacity Release Program set forth herein, all
         or a portion of its firm transportation rights.   Shipper shall have
         the right to release any portion of the firm capacity rights held under a Transportation Service Agreement or an Acquired Capacity Agreement but only to the extent that the capacity so released is acquired by another Shipper pursuant to the provisions of this Section 28.

         (a) With respect to any full requirements Rate Schedule T-3
         Shipper who elects to participate in this Capacity Release Program, the total capacity rights of such Shipper shall be deemed to be limited to the quantity representing such Shipper's Billing Determinants underlying El Paso's rates in effect from time to time
         less the quantity actually released by such Shipper.   This limitation
         on the capacity rights of such full requirements Shipper shall not apply during the time all capacity released hereunder is recalled by
         such Shipper.   If a full requirements Shipper under Rate Schedule T-3
         is not participating in the Capacity Release Program, such Shipper shall be entitled to full requirements service in accordance with its Transportation Service Agreement.

         (b) Any Rate Schedule FTS-S Shipper may release capacity under the same conditions set forth in (a) above provided that such Shipper is willing to convert on a temporary basis, for a minimum term of one (1)
         month, to service under Rate Schedule T-3.   Notice of the intent to
         convert must be given to El Paso at least one (1) week prior to the beginning of the month(s) for which such conversion is to be
         effective.   For purposes of determining capacity rights of such
         Shipper, El Paso will utilize either the Shipper's billing determinants

Issued by: A.  W.  Clark, Vice President
Issued on: September 13, 1993                         Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                         2nd Substitute Original Sheet No. 282

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.2 Applicability (Continued) established in the general rate proceeding applicable on the effective date of the conversion or a billing determinant negotiated by the parties.

         28.3 Definitions - For purposes of this Section 28, the following definitions shall apply:

         (a) Releasing Shipper - any Shipper holding firm capacity rights under a Part 284 Transportation Service Agreement under Rate Schedule T-3 or an Acquired Capacity Agreement who desires to release such firm capacity rights to another Shipper pursuant to this Section 28.

         (b) Bidding Shipper - any Shipper who is qualified, pursuant to
         Section 28.20, to bid for capacity via El Paso's electronic bulletin board and who submits a bid for such capacity.

         (c) Pre-Arranged Shipper - any Shipper who is qualified, pursuant to Section 28.20, and seeks to acquire capacity under a pre-arranged release for which notice is given pursuant to Section 28.5.

         (d) Acquiring Shipper - any Shipper who acquires released capacity rights from a Releasing Shipper.

         (e) Firm Recallable Capacity - firm capacity released subject to the Releasing Shipper's right to recall such capacity during the term of the release.

         (f) Acquired Capacity Agreement - an agreement between El Paso and the Acquiring Shipper setting forth rate(s) and the terms and conditions of service for using capacity rights acquired pursuant to this Section 28, in the form contained in Section 28.25 of this Volume No. 1-A Tariff.

         28.4 Notice by Shipper Electing to Release Capacity - A Releasing Shipper shall deliver a notice via El Paso's electronic bulletin board
         that it elects to release firm capacity.   The notice shall set forth:


Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                         2nd Substitute Original Sheet No. 283

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.4    Notice by Shipper Electing to Release Capacity (Continued)

         (a) Releasing Shipper's legal name, contract number, and the name and title of the individual responsible for authorizing the release of capacity;

         (b) the maximum and minimum (if desired) quantity of firm daily capacity which the Releasing Shipper desires to release, stated in Mcf/d;

         (c) the delivery point(s) at which the Releasing Shipper will release capacity and the firm capacity to be released at each such point;

         (d) whether capacity will be released on a firm or firm recallable basis and, if on a firm recallable basis, the terms on which the capacity can be recalled, which terms must be objectively stated, non-discriminatory and applicable to all bidders;

         (e) the requested effective date and the term of the release;

         (f) whether the Releasing Shipper is willing to consider release for a shorter time period than that specified in (e) above, and, if so, the minimum (if desired) acceptable period of release;

         (g) whether the Releasing Shipper desires bids in dollars or as a percentage of El Paso's maximum reservation charge(s) and reservation surcharge(s) applicable to the capacity to be released under this Volume No. 1-A Tariff as in effect from time to time;

         (h) the maximum reservation charge(s) and reservation surcharge(s) applicable to the capacity being released as shown on El Paso's Statement of Rates applicable to the Releasing Shipper's Transportation Service Agreement or Acquired Capacity Agreement and whether the Releasing Shipper is willing to consider releasing capacity at a lower rate;



Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No. RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                         3rd Substitute Original Sheet No. 284

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.4    Notice by Shipper Electing to Release Capacity (Continued)

         (i) whether the Releasing Shipper desires to release capacity on the basis of a volumetric reservation charge and, if so, whether bids shall be stated in dollars or as a percentage of El Paso's maximum reservation charge(s) and reservation surcharge(s) in accordance with
         Section 28.16 below;

         (j) whether Option 1, Option 2, Option 3 or Option 4 of Section 28.10 shall be used to determine the highest bidder and, if Option 3 is selected, the criteria by which bids are to be evaluated; whatever evaluation option the Releasing Shipper chooses, it may establish and post objective, non-discriminatory minimum conditions for an acceptable bid, subject to the provisions of Section 28.4(q) set forth below;

         (k) the weight for each factor if bids will be evaluated using the Option 1 weighted composite bid method;

         (l) the method by which ties will be broken;

         (m) whether the Releasing Shipper wants El Paso to market its released capacity in accordance with Section 28.17;

         (n) the duration of the open season and of the matching period if longer than the minimums specified in Section 28.8 below;

         (o) the date and time the notice is posted on the electronic bulletin board;

         (p) whether the Releasing Shipper is willing to accept contingent bids that extend beyond the open season and, if so, any non-discriminatory terms and conditions applicable to such contingencies including the date by which such contingency must be satisfied (which date shall be no later than two (2) business days prior to the first day the Acquired Capacity Agreement is to be effective) and whether, or for what time period, the next highest bidder will be obligated to acquire the capacity should the winning contingent bidder be unable to satisfy the contingency specified in its bid; and

Issued by: A.  W.  Clark, Vice President
Issued on: September 13, 1993                         Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                         2nd Substitute Original Sheet No. 285

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.4    Notice by Shipper Electing to Release Capacity (Continued)

         (q) whether the Releasing Shipper's notice will state minimum conditions or that such Shipper has revealed such minimums to El Paso which conditions shall not be revealed during the open season; and

         (r) any other applicable conditions.

         A Releasing Shipper including any Shipper with a pre-arranged release that is subject to an open season, may withdraw such notice regardless of whether a valid bid has been received, at any time prior to the close of the open season set forth in Section 28.8 if such withdrawal is due to an unanticipated need for the capacity; provided, however, that once the notice is withdrawn, both the offer to release and any bids received during the open season shall remain posted on the electronic bulletin board for a period of thirty (30) days for monitoring and control purposes.

         28.5 Notice of Pre-Arranged Release - The Releasing Shipper shall deliver a notice via El Paso's electronic bulletin board of a
         pre-arranged release.   The notice shall set forth all of the
         information on the terms of the release called for in Section 28.4 above and all of the information called for in Section 28.9 below
         required to define the pre-arranged bid.   In addition, it shall
         specify if the pre-arranged bid is for the maximum applicable reservation rate, whether the Releasing Shipper is seeking bids to
         compete with the non-rate provisions of the pre-arranged bid.   The
         Releasing Shipper shall also designate if it is seeking bids when the release of capacity is for less than one (1) month.

         28.6 Term of Released Capacity - The term of any release of firm capacity shall not exceed the term of the Transportation Service Agreement or Acquired Capacity Agreement under which releasing occurs, nor shall it be less than one (1) full gas flow day.

         28.7 Availability of Released Capacity - Released capacity shall be made available on a nondiscriminatory basis and shall be assigned on the basis of an open season or pre-arrangement in accordance with the procedures described in Sections 28.8 and 28.10 below.

Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                         2nd Substitute Original Sheet No. 286

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.8 Open Season and Matching Period - The minimum term of any open season to be held as a consequence of the posting by a Releasing Shipper of its election to release capacity in accordance with Sections 28.4 or 28.5 hereof shall be as specified below, except that:
         (1) no open season shall be required for a pre-arranged release that is for the maximum reservation charge(s) and reservation surcharge(s) applicable to the rate schedule pursuant to which capacity is released under this Volume No. 1-A Tariff as in effect from time to time; and
         (2) no open season shall be required for a pre-arranged release with a duration of less than one month regardless of the rate bid.

         (a) Capacity released under a pre-arrangement, for a period of less than one (1) month may not be rolled over or extended unless an offer to release is posted on El Paso's electronic bulletin board, prior to the effective date of the rollover or extension, treating the extension or rollover as a pre-arranged release and initiating the
         appropriate open season.   A Releasing Shipper may not re-release
         capacity subject to this paragraph (a) to the same Acquiring Shipper until thirty (30) days after the first release period has ended unless such Acquiring Shipper offers to pay the maximum reservation charge(s) and reservation surcharge(s) and such bid meets all the terms and conditions of the subsequent release or such Acquiring Shipper is the highest bidder for the capacity during the open season.

         (b) For capacity to be released for a term of less than one (1) calendar month and which is being offered subject to the Option 4 bid evaluation procedure specified in Section 28.10 below, an open season of at least one (1) business day shall be held commencing at least two
         (2) business days prior to the effective day of the release.   If the
         bids are to be evaluated in accord with Options 1 or 2, the open season must commence at least two (2) business days prior to the
         effective date of the release.   If the capacity to be released is
         subject to a pre-arranged bid, the open season must commence at least three (3) business days prior to the effective date of the release to allow for a minimum of one (1) business day for the Pre-Arranged Shipper to match any bids received during the open

Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                         2nd Substitute Original Sheet No. 287

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.8    Open Season and Matching Period (Continued) season.   If the
         bids are to be evaluated pursuant to Option 3, the open season shall commence at least three (3) business days prior to the effective date of the release to allow for a minimum of one (1) business day for bid evaluation.

         (c) For capacity to be released for a term of at least one (1) calendar month but not more than three (3) calendar months, an open season of at least five (5) business days shall be held commencing at least nine (9) business days prior to the effective date of the
         release.   If the capacity to be released is subject to a pre-arranged bid, the open season must commence at least twelve (12) business days prior to the effective date of the release to allow for a minimum of three (3) business days for the Pre-Arranged Shipper to match any bids received during the open season.

         (d) For capacity to be released for a term of more than three (3) calendar months but not more than one (1) year, an open season of at least ten (10) business days shall be held commencing at least fourteen (14) business days prior to the effective date of the release. If the capacity to be released is subject to a pre-arranged bid, the open season must commence at least nineteen (19) business days prior to the effective date of the release to allow for a minimum of five (5) business days for the Pre-Arranged Shipper to match any bids received during the open season.

         (e) For capacity to be released for a term of more than one (1) year, an open season of at least twenty (20) business days shall be held commencing at least twenty four (24) business days prior to the
         effective date of the release.   If the capacity to be released is
         subject to a pre-arranged bid, the open season must commence at least thirty four (34) business days prior to the effective date of the release to allow for a minimum of ten (10) business days for the Pre-Arranged Shipper to match any bids received during the open season.

Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                         2nd Substitute Original Sheet No. 288

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.8    Open Season and Matching Period (Continued)

         (f) With respect to any pre-arranged release which is not subject to an open season, the Releasing Shipper shall post notice not later than forty-eight (48) hours after the transaction commences.

         (g) If any Releasing Shipper agrees to accept a contingent bid pursuant to Section 28.4(p) the beginning of the open season as set forth in Sections 28.8(a), (b), (c), (d) and (e) above shall start earlier by the number of business days so stated by the Releasing Shipper.

         28.9 Bids for Released Capacity - A bid may be submitted to El Paso by a Bidding Shipper at any time during the open season via El Paso's electronic bulletin board.

         (a) Each bid for released capacity must include the following:

         (i) Bidding Shipper's legal name, address, and the name and title of the individual responsible for authorizing the bid; (ii) the term of the proposed acquisition;

         (iii) the maximum reservation charge(s) and reservation surcharge(s) Bidding Shipper is willing to pay for the capacity;

         (iv) the volume desired and any minimum acceptable volume;

         (v) whether or not the Bidding Shipper is an affiliate of the Releasing Shipper;

         (vi) whether the bid is a contingent bid and the contingency which must be satisfied before the date specified by the Releasing Shipper pursuant to Section 28.4(p) above; and

         (vii) all other information requested by the Releasing Shipper.

         (b) Any bid received by El Paso during the open season shall be posted on El Paso's electronic bulletin board

Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                         2nd Substitute Original Sheet No. 289

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28       CAPACITY RELEASE PROGRAM (Continued)

         28.9    Bids for Released Capacity (Continued)

         (excluding Bidding Shipper's name).   The posting shall indicate if
         the bid is a contingent bid.   Any bid may be withdrawn by such
         Shipper at any time prior to the close of the open season.   However,
         once a bid is withdrawn, such Shipper may not resubmit a bid at a
         lower rate but may resubmit a bid at a higher rate.   A Bidding
         Shipper may not simultaneously submit multiple bids for the same package of capacity and may not have more than one bid posted at a given time for such package of capacity.

         (c) A Bidding Shipper may not bid a reservation charge(s) less than the minimum reservation charge(s) nor more than the sum of the maximum reservation charge(s) and reservation surcharge(s) specified by this
         Volume No.   1-A Tariff, nor may the volume or the term of the release
         of such bid exceed the maximum volume or term specified by the Releasing Shipper.

         (d) Any capacity acquired on a volumetric reservation charge basis may not be re-released.

         28.10 Awarding of Released Capacity - Released capacity shall be awarded in accordance with this Section 28.10.

         (a) If Bidding Shipper submits a bid to acquire the released capacity at the maximum reservation charge(s) and reservation surcharge(s) and upon all the terms and conditions specified in the Releasing Shipper's notice, then the capacity shall be awarded to such Bidding Shipper, and the Releasing Shipper shall not be entitled to reject such bid. Provided, however, if such bid was submitted as a bid in an open season relating to a pre-arranged release and the Pre-Arranged Shipper matches such offer, then the capacity shall be awarded pursuant to
         Section 28.10(g) hereof.   If more than one such bid is received then
         the capacity shall be awarded in accordance with Section 28.10(f)
         hereof.   The Releasing Shipper shall not be entitled to reject any
         bid so selected.


Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                         2nd Substitute Original Sheet No. 290

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.10    Awarding of Released Capacity (Continued)

         (b) If a bid is received that exceeds the minimum but does not conform completely to the reservation charge(s) and reservation surcharge(s) and all the terms and conditions specified in the Releasing Shipper's notice, then the Acquiring Shipper(s) shall be the Bidding Shipper(s) who offer(s) the highest bid determined under Option 1, Option 2, Option 3 or Option 4 below, as applicable. Provided, however, if such bid was submitted as a bid in an open season relating to a pre-arranged release and the Pre-Arranged Shipper matches such offer, then the capacity shall be awarded pursuant to Section 28.10(g) hereof. If bids from two or more Bidding Shippers result in bids of equal rank then the capacity shall be awarded in accordance with
         Section 28.10(f) hereof. El Paso shall evaluate and rank all bids submitted during the open season. If Bidding Shipper has not removed its contingency by the date specified by the Releasing Shipper pursuant to Section 28.4(p) hereof, such bid shall be deemed to have been withdrawn.

         (i) Default Bid Evaluation Criteria - If Releasing Shipper does not specify otherwise, all bids will be evaluated pursuant to Option 1 with equal weighting factors on all three criteria.



Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                         2nd Substitute Original Sheet No. 291

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

  28.  CAPACITY RELEASE PROGRAM (Continued)

       28.10    Awarding of Released Capacity (Continued)

               (ii)  OPTION 1 - Weighted Composite Bid Calculation

                                                                     Bidding
                         Releasing       Releasing      Bidding     Shipper's
                         Shipper's       Shipper's     Shipper's    Actual Bid
                        Assigned Bid    Maximum Bid    Actual Bid   Weighting
                        Weighting (%)      Values        Values        (%)
                        -------------   -----------    ----------   ----------
                             (a)            (b)           (c)          (d)*
  (1) Volume in Mcf

  (2) Term Stated in
      Months

  (3) Reservation
      Charge(s) and
      Reservation
      Surcharge(s)

      Actual Weighted                                                ______
      Composite Bid                                                  ______%


           c
          ---
  *  d  =  b x a


              (iii)  OPTION 2 - Net Present Value Calculation

                       R x 1 - (1 + i) - n x V = present
                           -----------           value
                                i

            where:  i =  interest rate per month using the current
                         Commission interest rate as defined in 18 C.F.R.
                         Section 154.67(c)(2)(iii)(A)
                    n =  term of the agreement, in months
                    R =  the Reservation Charge(s) and Reservation
                         Surcharge(s) bid
                    V =  volume stated in Mcf or





Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                         2nd Substitute Original Sheet No. 292

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.10   Awarding of Released Capacity (Continued)

         (iv) OPTION 3 - Releasing Shipper's Criteria

         Releasing Shipper shall specify how bids are to be evaluated to determine which is the best offer and must include all criteria necessary to enable El Paso to evaluate any contingent or
         non-contingent bids.   The criteria must be objectively stated,
         applicable to all potential bidders and non-discriminatory.   Such
         criteria shall also include provisions describing how capacity shall be allocated in the event two or more bids are ranked equally.

         (v) OPTION 4 - First-Come/First-Served

         Capacity shall be awarded on a first-come/first- served basis as bids are received, up to maximum capacity specified in the notice of release, to the Acquiring Shipper(s) who submits a bid meeting the
         minimum terms and conditions of the release.   Option 4 shall only
         apply to capacity to be released for a term of less than one (1) calendar month which is not subject to a pre-arranged release or a contingency.

         (c) If Option 1 is selected by the Releasing Shipper, then such Shipper shall specify, among the criteria listed above, those criteria which are to be applicable in determining the highest weighted composite bid and shall assign a relative weighting to each such factor. At the end of the open season, El Paso shall, for each bid received, calculate an actual weighted composite bid by dividing the actual bid component by Releasing Shipper's maximum bid component and multiplying the result by the Releasing Shipper's assigned bid
         weighting.   The results of this calculation shall determine each bid
         component's actual weight.   Once all bid components are calculated,
         an actual composite weighting will be determined for each bid by
         summing the bid weightings for each component.   The bids will then be
         ranked in order from the highest to the lowest actual weighted composite score.


Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                         2nd Substitute Original Sheet No. 293

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.10    Awarding of Released Capacity (Continued)

         (d) If Option 2 is selected by the Releasing Shipper, then, at the end of the open season, El Paso shall calculate a Net Present Value for each bid received, with the bids being ranked in order from the highest to the lowest Net Present Value.

         (e) If no bids are received which meet or exceed all of the minimum conditions specified by the Releasing Shipper, no capacity shall be
         awarded.   If any bids are received which meet or exceed the Releasing
         Shipper's minimum criteria, El Paso shall rank all such bids in accordance with the criteria specified in the notice of release and shall award the capacity to the successful Bidding Shipper(s). Any Bidding Shipper who would receive less than the minimum acceptable bid volume shall not be obligated to accept released capacity.

         (f) If bids from two or more Bidding Shippers result in bids of equal score, the Acquiring Shipper(s) shall be determined based upon the tie breaking method designated by the Releasing Shipper, and if none is
         specified, by a lottery.   The lottery shall be conducted by El Paso
         on a non-discriminatory basis.   Capacity shall be awarded in
         accordance with the order of draw, with capacity awarded to the first-drawn Bidding Shipper up to the volume bid by such Shipper, and, if any released capacity remains after such award, it shall be offered to other Bidding Shippers in the lottery in accordance with the order
         of draw.   Any Bidding Shipper who, by virtue of its place in the
         order of draw, receives less than the minimum acceptable bid volume shall not be obligated to accept released capacity. The results of the lottery shall be posted on El Paso's electronic bulletin board.

         (g) If a pre-arranged release is for the maximum reservation charge(s)
         and reservation surcharge(s) under this Volume No.   1-A Tariff, as in
         effect from time to time, and meets all other terms and conditions imposed by the Releasing Shipper, then the Pre-Arranged Shipper shall
         become the Acquiring Shipper.   Service to such Acquiring Shipper may
         begin on the next scheduling day after award of the


Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                         2nd Substitute Original Sheet No. 294

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.10 Awarding of Released Capacity (Continued) capacity and execution of the Acquired Capacity Agreement described in Section
         28.11  hereof if that is the effective date specified by the Releasing
         Shipper.   If a pre-arranged release is for less than the maximum
         reservation charge(s) and reservation surcharge(s) or does not meet all other terms and conditions required by the Releasing Shipper, an
         open season is required pursuant to Section 28.8.   If a better offer
         is received during the open season, as determined under Option 1, Option 2 or Option 3, the Pre-Arranged Shipper shall have the time specified in Section 28.8 hereof to match that offer and if the offer is matched, the Pre-Arranged Shipper shall become the Acquiring
         Shipper.   If the Pre-Arranged Shipper fails to match the better
         offer, then the Bidding Shipper who presented the better offer shall become the Acquiring Shipper.

         (h) A Releasing Shipper shall retain all of the capacity under the executed Transportation Service Agreement or Acquired Capacity Agreement that is not acquired by an Acquiring Shipper as the result of an open season or a pre-arranged release.

         28.11    Execution of Agreements or Amendments

         (a) Upon the award of capacity, the Acquiring Shipper obtaining released capacity shall execute electronically an Acquired Capacity Agreement with El Paso in the form set forth in Section 28.25 below; provided, however, such Shipper shall also return to El Paso an executed hard copy of the Acquired Capacity Agreement within five (5)
         business days of such award of capacity.   Service to be performed
         under the Acquired Capacity Agreement is subject to discontinuance if the executed contract is not provided to El Paso within such time
         period.   Once an Acquired Capacity Agreement has been executed, the terms of such Agreement are not subject to amendment, except as provided in Section 28.8(a).


Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                         2nd Substitute Original Sheet No. 295

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.11    Execution of Agreements or Amendments (Continued)

         (b) Where capacity has been released for the entire remaining term of the Releasing Shipper's Transportation Service Agreement, the Releasing Shipper may request El Paso to amend its Transportation
         Service Agreement to reflect the release of capacity.   Absent
         agreement by El Paso to such amendment, which may be conditioned on exit fees or other terms and conditions, the Releasing Shipper shall remain bound by and liable for payment of the reservation charge(s) and reservation surcharge(s) under the Transportation Service
         Agreement.   To the extent that capacity is released for the remaining
         term of the Releasing Shipper's Transportation Service Agreement and the Acquiring Shipper has agreed to pay the maximum reservation charge(s) and reservation surcharge(s) for such capacity, Releasing Shipper's contract shall be amended so as to relieve such shipper of any further liability for payment of the reservation charge(s) and reservation surcharge(s) applicable to the capacity released under the
         Transportation Service Agreement.   In the event the Releasing
         Shipper's Transportation Service Agreement is amended to reflect the release of capacity, El Paso shall enter into a Transportation Service Agreement with the Acquiring Shipper in the form prescribed for service under Rate Schedule T-3 but containing the rates and terms and conditions established for the acquired capacity pursuant to this
         Section 28.

         28.12 Notice of Completed Transactions - Within five (5) business days after capacity has been awarded pursuant to Section 28.10, El Paso shall post the information identified below regarding each transaction on its electronic bulletin board for a period of five (5) business days.

         (a) term;

         (b) reservation charge(s) and reservation surcharge(s) as bid;

         (c) delivery points;

Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No.  1-A
                                         2nd Substitute Original Sheet No. 296

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28       CAPACITY RELEASE PROGRAM (Continued)

         28.12    Notice of Completed Transactions (Continued)

         (d) volume in Mcf;

         (e) whether the capacity is firm or firm recallable;

         (f) all conditions, including any minimums, concerning the release;

         (g) the names of the Releasing Shipper and the Acquiring Shipper; and

         (h) whether or not the Acquiring Shipper is an affiliate of the Releasing Shipper or El Paso.

         28.13 Effective Date of Release and Acquisition - The effective date of the release by a Releasing Shipper and acquisition by an Acquiring Shipper shall be on the date so designated in the Acquired Capacity Agreement or Transportation Service Agreement referenced in Section
         28.11 above.

         28.14 Notice by El Paso of Uncommitted Firm Capacity - In the event E Paso determines that it has any uncommitted firm capacity on its system, El Paso shall post on its electronic bulletin board a notice of the availability of such capacity or of a pre-arrangement concerning such capacity, setting forth the same information as prescribed in Section 28.4 or Section 28.5, as applicable, and the capacity shall be awarded using the procedures specified by Sections
         28.8 and 28.10; provided, however, that El Paso shall not be obligated to accept any bid for uncommitted capacity that is for less than the maximum reservation charge(s) and reservation surcharge(s) specified in this Volume No. 1-A Tariff as in effect from time to time.

         28.15 Notice of Offer to Purchase Capacity - In the event a party desires to purchase capacity on El Paso's system, it may post a notice of offer to purchase capacity on El Paso's electronic bulletin board or, if such party is not currently authorized to access the electronic bulletin board and elects to provide El Paso with the information in some other form, El Paso shall post such offer on its electronic bulletin board within twenty-four (24) hours of receipt of such offer. The offering




Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                         2nd Substitute Original Sheet No. 297

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.15    Notice of Offer to Purchase Capacity (Continued)

         party may furnish all data for posting which it deems appropriate but at a minimum such data shall include the following:

         (i) offering party's legal name, address, and person to contact for additional information;

         (ii) the term of the proposed purchase;

         (iii) the maximum reservation charge(s) and reservation surcharge(s) the party is willing to pay for the capacity;

         (iv) the volume desired; and

         (v) the delivery points.

         28.16 Rates - The reservation charge(s) and reservation surcharge(s) for any released firm capacity shall be the reservation charge(s) and reservation surcharge(s) bid by the Acquiring Shipper, but in no event shall such reservation charge(s) and reservation surcharge(s) be less than El Paso's minimum or more than El Paso's maximum reservation charge(s) and reservation surcharge(s) under the applicable rate
         schedule as in effect from time to time.   In addition, Acquiring
         Shipper shall pay the maximum usage charge as well as all other applicable charges and surcharge(s) for the service rendered unless
         discounted by El Paso.   For a volumetric reservation charge, the sum
         of the reservation charge(s) and reservation surcharge(s) shall be converted to a daily rate by dividing by the number of days in the month.

         28.17 Marketing Fee - When a Releasing Shipper requests that El Paso actively market the capacity to be released, the Releasing Shipper and El Paso shall negotiate the terms of the marketing service to be provided by El Paso and the marketing fee to be charged therefor.


         28.18 Billing - El Paso shall bill the Acquiring Shipper the rate(s) specified in the Acquired Capacity Agreement or the Transportation Service Agreement and any other applicable charges and such Acquiring Shipper shall pay the billed




Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                            Substitute Original Sheet No. 297A

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.18    Billing (Continued)

         amounts directly to El Paso.   Further, the Acquiring Shipper who has
         acquired capacity on a volumetric reservation rate basis shall be billed the daily reservation rate(s) plus the usage rate(s) and all applicable surcharges times the volumes actually transported. Releasing Shipper shall be billed the reservation charge(s) and reservation surcharge(s) associated with the released capacity pursuant to its contract, with a concurrent conditional credit for payment of the reservation charge(s) and reservation surcharge(s) due
         from the Acquiring Shipper.   This bill shall include an itemization
         of credits and adjustments associated with each Acquired Capacity
         Agreement.   Releasing Shipper shall also be billed a marketing fee,
         if applicable, pursuant to the provisions of Section 28.17.   An
         Acquiring Shipper who re-releases acquired capacity shall pay to El
         Paso a marketing fee, if applicable.   If an Acquiring Shipper does
         not make payment to El Paso of the reservation charge(s) and reservation surcharge(s) due as set forth in Section 6 of this Volume No. 1-A Tariff, El Paso shall notify the Releasing Shipper of the amount due, including all applicable late charges authorized by
         Section 6.4 of this Tariff, and such amount shall be paid by the
         Releasing Shipper.   In addition, Releasing Shipper may terminate the
         release of capacity to an Acquiring Shipper if such Shipper fails to pay all of the amount of any bill for gas delivered under the executed Acquired Capacity Agreement when such amount is due, in accordance
         with said Section 6.4.   Once terminated, capacity and all applicable
         charges shall revert to the Releasing Shipper.   Notwithstanding the
         provisions of Section 6.4, all payments received from an Acquiring Shipper shall first be applied to the reservation charge(s) due for transportation service and then to any reservation surcharges(s), including late charges related solely to such reservation charge(s), then to any penalty due, then to usage charges, and last to late charges not related to any reservation charge(s) due.

         28.19 Nominations and Scheduling - An Acquiring Shipper shall nominate and schedule natural gas for transportation service hereunder directly with El Paso in accordance with the applicable procedures set forth in this Volume No. 1-A Tariff. Releasing Shipper shall give
         El Paso and the Acquiring Shipper(s) notice of any recall no later



Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                            Substitute Original Sheet No. 297B

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.19     Nominations and Scheduling (Continued)

         than the close of Day 1 scheduling for the day on which the recall is to take effect. Releasing Shipper, when returning recalled capacity to the Acquiring Shipper(s), shall give El Paso and such Acquiring Shipper(s) notice prior to the close of Day 1 scheduling for the day on which the capacity is to revert to the Acquiring Shipper(s).

         28.20 Qualification for Participation in the Capacity Release Program - Any Shipper wishing to become a Bidding Shipper, or a potential Pre-Arranged Shipper, must satisfy the creditworthiness requirements of El Paso's transportation tariff by pre-qualifying prior to submitting a bid for capacity or prior to becoming a party
         to a pre-arranged release.   Once a Shipper becomes an Acquiring
         Shipper, such Shipper can be subject to an annual credit review with respect to its eligibility to make additional bids on other offers of
         released capacity.   A Shipper cannot bid for services which exceed its
         qualified level of creditworthiness.   Notwithstanding such
         qualification to participate in the open season, El Paso does not guarantee the payment of any outstanding amounts by an Acquiring Shipper.

         28.21 Compliance by Acquiring Shipper - By acquiring released capacity, an Acquiring Shipper agrees that it will comply with the terms and conditions of El Paso's certificate of public convenience and necessity authorizing this Capacity Release Program and all applicable Commission orders and regulations, including Part 284
         thereof.   Such Acquiring Shipper also agrees to be responsible to El
         Paso for compliance with all terms and conditions of El Paso's Volume No. 1-A Tariff, as well as the terms and conditions of the Acquired
         Capacity Agreement.   End user lists shall not be required.

         28.22 Obligations of Releasing Shipper - The Releasing Shipper shall continue to be liable and responsible for all reservation charge(s) and reservation surcharge(s) associated with the released capacity up to the maximum reservation charge(s) and reservation surcharge(s) specified in such Releasing Shipper's Transportation
         Service Agreement or Acquired Capacity Agreement.   Re-releases by an
         Acquiring Shipper shall not relieve the original or any subsequent Releasing Shipper of its obligations under this section.


Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                            Substitute Original Sheet No. 297C

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.23 Flexible Receipt and Delivery Point(s) - Shipper(s) using Acquired Capacity Agreements may utilize alternate receipt and delivery point(s) pursuant to the conditions contained in Section
         20.13 of this Volume No.   1-A Tariff which is incorporated herein.

         28.24 Refunds - In the event that the Commission orders refunds of any rates charged by El Paso, El Paso shall flow-through refunds to any Acquiring Shipper to the extent that such Shipper has paid a rate in excess of El Paso's just and reasonable, applicable maximum rates.

         28.25 Acquired Capacity Agreement -

                          Acquired Capacity Agreement
                                    Between
                          El Paso Natural Gas Company
                                     and
                          ---------------------------

         THIS AGREEMENT is made and entered into as of this day _______ of ________, by and between EL PASO NATURAL GAS COMPANY, a Delaware ________ corporation, hereinafter referred to as "El Paso," and ________, a ____________ corporation, hereinafter referred to as "Acquiring Shipper."

         WHEREAS, El Paso and _________________, hereinafter referred _________________ to as "Releasing Shipper," are parties to a ________________
Agreement under Rate Schedule ___ contained in El Paso's FERC Gas ___ Tariff________, First Revised Volume No. 1-A, dated __________ (contract _____________ code

         WHEREAS, Acquiring Shipper desires to acquire all or a portion of the firm capacity rights to be released from said ____________________________ Agreement.

         NOW THEREFORE, in consideration of the promises and premises hereinafter set forth, El Paso and Acquiring Shipper agree as follows:



Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                        1st Substitute Original Sheet No. 297D

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.25 Acquired Capacity Agreement (Continued)

         1. Acquiring Shipper agrees to comply with the terms and conditions of El Paso's certificate of public convenience and necessity issued by the Commission authorizing El Paso's Capacity Release Program and with
         Section 28 of the General Terms and Conditions contained in El Paso's
         Volume No.  1-A Tariff.   In addition, Acquiring Shipper agrees to
         comply with all other terms and conditions of said Volume No. 1-A Tariff as well as the terms and conditions set forth herein.

         2. The following capacity rights, which are released through the Capacity Release Program, are acquired at the Receipt Point(s) and Delivery Point(s) designated below:

         Receipt Point(s): Those Receipt Point(s) set forth in the _____________________________ Agreement.
         Delivery Point(s)

         The Delivery Point(s) as specified in the Notice posted pursuant to Sections 28.4 or 28.5 of El Paso's Volume No. 1-A Tariff. If the Releasing Shipper does not limit the Acquiring Shipper's rights to the primary Delivery Point(s) specified in the Notice, then the Acquiring Shipper may designate any primary Delivery Point(s) within the same zone as the Releasing Shipper's primary Delivery Point(s), to the extent that capacity is available at such point(s).

         Contract Volume ________Mcf (for billing the reservation charge(s) and reservation surcharge(s), this volume shall be converted to dekatherms)

         3. Capacity acquired hereunder is released through the Capacity Release Program on a (firm or firm recallable) basis. The Acquiring Shipper acknowledges notice of and agrees to be bound by the terms of the Notice posted pursuant to Sections 28.4 or 28.5 of El Paso's Volume No. 1-A Tariff, as regards to the terms on which this capacity can be recalled by the Releasing Shipper. Releasing Shipper is


Issued by: A.  W.  Clark, Vice President
Issued on: September 13, 1993                         Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                        1st Substitute Original Sheet No. 297E

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.25 Acquired Capacity Agreement (Continued)

         responsible for exercising such recall, in accordance with the provisions of Section 28.19 of El Paso's Volume No. 1-A Tariff. (The foregoing paragraph shall be applicable to Acquiring Shipper(s) who acquire firm recallable capacity.)

         4. For capacity acquired hereunder, Acquiring Shipper shall pay El Paso each month the charges set forth below:

         5. This Agreement shall become effective on and continue in full force and effect through unless terminated pursuant to Section 28.18 of El Paso's Volume No. 1-A Tariff.

         6. Other terms: As specified in the Notice posted pursuant to Sections 28.4 or 28.5 of El Paso's Volume No. 1-A Tariff.

         7. Any formal notice, request or demand that either party gives to the other respecting this Agreement, shall be in writing and shall be mailed by registered or certified mail or delivered by hand to the following address of the other party:

         El Paso:  El Paso Natural Gas Company
                   Post Office Box 1492
                   El Paso, Texas  79978
                   Attention:  Director, Mainline Transportation and
                               Customer Services Department

         Acquiring Shipper:

Notices regarding recall rights shall also be delivered by telephone, facsimile, or El Paso's electronic system.

         8. Acquiring Shipper hereby certifies that it has or will have title to the gas delivered to El Paso for transportation and has entered into or will enter into arrangements necessary to assure all upstream and downstream transportation will be in place prior to commencement of service.


Issued by: A.  W.  Clark, Vice President
Issued on: September 13, 1993                         Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                                       Original Sheet No. 297F
                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

28.      CAPACITY RELEASE PROGRAM (Continued)

         28.25 Acquired Capacity Agreement (Continued)

         IN WITNESS HEREOF, the parties have caused this Agreement to be executed in two (2) original counterparts, by their duly authorized officers, the day and year first set forth herein.

         ATTEST:                                   EL PASO NATURAL GAS COMPANY


         By __________________                     By ____________________
                 (Title)                                    (Title)


         ATTEST:                                   ________________________
                                                      (Acquiring Shipper)

         By __________________                     By ____________________
                 (Title)                                    (Title)





Issued by: A.  W.  Clark, Vice President
Issued on: April 7, 1993                              Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002, et al., dated March 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                             Substitute Original Sheet No. 298

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

29.      COMPLIANCE PLAN FOR UNBUNDLED SALES DIVISION

         29.1 El Paso will organize its unbundled sales and transportation operating employees so that they function independently of each other to the maximum extent practicable.

         29.2 El Paso Gas Marketing Company, a separate and independently operated corporate affiliate, is designated as El Paso's agent for purposes of conducting El Paso's gas merchant function. El Paso and El Paso Gas Marketing Company as agent for El Paso will conduct their business in conformance with the standards of conduct set forth in
         Section 161.3 and Section 284.286 of the Commission's Regulations and other applicable requirements of Order Nos. 497 and 497-A.

         29.3 El Paso will not provide a preference in any pipeline services to a Shipper because that Shipper also purchases natural gas from El Paso or from its marketing affiliate, or to a marketing affiliate of El Paso, over Shippers who purchase natural gas from another merchant.





Issued by: A.  W.  Clark, Vice President
Issued on: November 4, 1993                         Effective: October 1, 1993
Issue to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-016, et al., dated October 29, 1993
                                  Tariff Sheet Subject to Further Modification

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                             Substitute Original Sheet No. 299

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

30.      ASSIGNMENT OF FIRM CAPACITY ON UPSTREAM PIPELINES

         30.1 Purpose - This Section 30 sets forth the terms and conditions under which El Paso shall assign, in whole or in part, the rights and obligations under contracts held by El Paso for firm capacity on upstream jurisdictional pipelines.

         30.2 Applicability - This Section 30 shall apply to any firm Shipper who accepts assignment of any or all of El Paso's firm transportation capacity rights described in Section 30.1 above.

         30.3 Availability of Capacity - El Paso's firm upstream capacity shall be made available on a nondiscriminatory basis and shall be assigned on the basis of an open season in accordance with the procedures described in Section 30.6 below.

         30.4 Permanent Assignment - All assignments pursuant to this Section 30 shall be for the entire remaining term of El Paso's contract with such upstream pipeline.

         30.5 Rate - The rate for such assigned capacity shall be as established by the tariff of such upstream pipeline or as otherwise negotiated between the Shipper and upstream pipeline. El Paso shall not charge any fee in connection with the assignment of its capacity on the upstream pipeline.

         30.6 Open Season - Upon the effectiveness of this Section 30, El Paso shall conduct an open season for a period of fifteen (15) days by posting a notice of such availability on its electronic bulletin board. In order for a Shipper to participate in this open season, Shipper shall submit to El Paso a completed bid in the form set forth in Section 30.9 below. If Shippers' requests for capacity exceed the available firm capacity during the open season, such capacity shall be allocated among the requesting Shippers based on a lottery. After the open season, El Paso will allocate all requests for available capacity on a first-come/first-served basis.

         30.7 Qualifications for Assignment - Shipper must satisfy any applicable requirements of the upstream pipeline's tariff, including creditworthiness.

Issued by: A.  W.  Clark, Vice President
Issued on: April 30, 1993                             Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002 and 003 dated December 17, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                            Substitute Original Sheet No. 299A

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

30.      ASSIGNMENT OF FIRM CAPACITY ON UPSTREAM PIPELINES (Continued)

         30.8 Reporting Requirements - El Paso and any Shipper accepting assignment of capacity obtained from El Paso pursuant to this Section 30 shall file with the Commission the following information:

         (1) the name, address, and telephone number of the assignee;

         (2) the corporate affiliation between the assignor and the assignee, if any; and

         (3) a description of the specific rights assigned, including term, receipt and delivery points, and volume.

         30.9    Bid Form

         1.      Company Name ___________________________________

         2.      Mailing Address ________________________________

         3.      Name of Company
                 Contact/Title __________________________________

         4.      Phone & FAX No. Phone ___________ FAX __________

         5.      Upsream Contract _______________________________

         6.      Contract Quantity ______________________________

         7.      Receipt Point(s)  ______________________________

                                   ______________________________

                                   ______________________________

                 Delivery Point(s)   ____________________________

                                     ____________________________

                                     ____________________________

         8.      Requested Begin
                 Date                ____________________________

Issued by: A.  W.  Clark, Vice President
Issued on: April 30, 1993                             Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002 and 003 dated December 17, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                            Substitute Original Sheet No. 299B

                  TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                  (Continued)

30.      ASSIGNMENT OF FIRM CAPACITY ON UPSTREAM PIPELINES (Continued)

         30.9 Bid Form (Continued)

         Shipper represents that all information submitted with this bid is correct and is submitted by its authorized representative. Bids are binding only when a fully executed Assignment Agreement has been returned to El Paso.

          9.  Signature ______________________________________

         10.  Print Name _____________________________________

         11.  Title __________________________________________

         12.  Date ___________________________________________





Issued by: A.  W.  Clark, Vice President
Issued on: April 30, 1993                             Effective: April 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-002 and 003 dated December 17, 1992

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                                       Original Sheet No. 299C

                          GENERAL TERMS AND CONDITIONS
                                  (Continued)

31.      WASHINGTON RANCH FACILITY STRANDED INVESTMENT COST RECOVERY This
         Section 31 applies to those Shippers having an executed Transportation Service Agreement with El Paso for firm forward haul service subject to either Rate Schedule T-3 or Rate Schedule FTS-S. In addition to other charges otherwise due under such Rate Schedules, Shipper shall pay the Reservation Surcharge pursuant to this Section 31.

         31.1 Purpose - This Section 31 establishes the procedures which will permit El Paso to recover from its Shippers one hundred percent (100%) of stranded investment costs associated with the Washington Ranch Facility. Such costs shall be allocated to El Paso's Rate Schedule T-3 and FTS-S firm forward haul Shippers based on each Shipper's reservation revenue responsibility, as established in the Settlement at Docket No. RP92-214-000, et al., for the period termed "Prospective Period."

         31.2 Effectiveness - Commencing with the effective date of El Paso's Stipulation and Agreement at Docket No. RP92-214-000, et al., El Paso shall be entitled to bill and collect the Washington Ranch Facility stranded investment costs. Such costs will accrue interest effective February 1, 1993 and shall be fully amortized by December 31, 1996.

         31.3 Definitions - The definition of terms applicable to this Section 31 are as follows: (a) Recovery Period - The period beginning on the effective date any new rates become effective under this Section 31 and ending on the day prior to the effective date of any succeeding rate change under this Section. The initial recovery period shall begin upon the effectiveness of the Settlement at Docket No. RP92-214-000, et al., and end on the day prior to the effective date of the second recovery period. The subsequent recovery periods shall be the six (6) month periods commencing each January 1 and July 1 until all amounts have been amortized and interest thereon has been recovered. (b) Monthly Amortized Amounts - The Monthly Amortized Amounts shall be allocated to El Paso's firm forward haul Shippers based on each Shipper's forward haul reservation dollar allocation as established at Docket No. RP92-214-000, et al., "Prospective Period." The Monthly


Issued by: A.  W.  Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff                                   First Revised Sheet No. 299D
First Revised Volume No. 1-A                                       Superseding
                                                       Original Sheet No. 299D

                          GENERAL TERMS AND CONDITIONS
                                  (Continued)

31.    WASHINGTON RANCH FACILITY STRANDED INVESTMENT COST RECOVERY (Continued)

         31.3 Definitions (Continued)

         Amortized Amounts are the total estimated stranded investment costs, less previously amortized amounts divided by the number of months remaining in the Amortization Period, plus interest for the applicable Recovery Period. The Monthly Amortized Amounts shall be in effect until adjusted in accordance with Section 31.4(b).

         (c) Reservation Surcharge - A reservation surcharge rate shall be determined as set forth in Section 31.4(a) below. The Reservation Surcharge shall be selectively adjusted by El Paso; provided, however, that such adjusted Reservation Surcharge shall not exceed the applicable Maximum Rate nor shall it be less than the Minimum Rate in effect from time to time.

         (d) Billing Determinants - The Billing Determinants underlying the rates at Docket No. RS92-60-000, et al., __ __ "Prospective Period," and identified on Statement of Rates Sheet Nos. 25 and 26 of this FERC Gas Tariff shall apply to those firm forward haul Shippers of El Paso for the purpose of this Section.

         (e) Monthly Billed Amount - The monthly amount billed each Shipper as reflected on Statement of Rates Sheet Nos. 24 and 25 of the FERC Gas Tariff as described in Section 31.4(b) below shall be the Reservation Surcharge multiplied by the Billing Determinant.

         (f) Interest Rate - The quarterly interest rate published by the Commission and computed in accordance with Section 154.67(c)(2)(iii) of the Commission's Regulations.

         31.4 Determination of the Reservation Surcharge and Monthly Amortized Amount - El Paso shall determine the Reservation Surcharge and Monthly Amortization by the following procedures:

         (a) The Reservation Surcharge rate(s) shall be determined utilizing the total Monthly Amortized Amount within each rate zone divided by the total of the Billing Determinants for that zone, and is reflected on the Statement of Rates Sheet contained in this Volume No. 1-A Tariff.




Issued by: A.  W.  Clark, Vice President
Issued on: November 29, 1993                        Effective: January 1, 1994

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                                       Original Sheet No. 299E

                          GENERAL TERMS AND CONDITIONS
                                  (Continued)

31.    WASHINGTON RANCH FACILITY STRANDED INVESTMENT COST RECOVERY (Continued)

         31.4 Determination of the Reservation Surcharge and Monthly Amortized Amount (Continued)

         (b) El Paso shall adjust the Monthly Amortized Amount for interest calculated on the unrecovered balance of El Paso's stranded investment costs as set forth below. Interest shall commence to accrue with respect to El Paso's stranded investment costs effective February 1, 1993.

         (i) Effective with the Settlement at Docket No. RP92-214-000, et al., El Paso shall include the actual accrued interest from February 1, 1993 through the effective date and estimated interest through December 31, 1993 utilizing the actual Interest Rate (if the actual Interest Rate is unknown the interest rate shall be estimated), divided by the number of months remaining in 1993 to derive the interest adjustment to the Monthly Amortized Amount.

         (ii) Effective for the six (6) months commencing January 1, 1994, El Paso shall reflect any differences resulting from the use of estimated versus actual accrued interest for the period February 1, 1993 through December 31, 1993. Any resulting difference shall be added to or deducted from the estimated interest for the six (6) month period commencing January 1, 1994. The total interest shall be divided by six (6) to determine the monthly interest for such Recovery Period.

         (iii) At the end of each six (6) month period following June 30, 1994 through the termination of the Amortization Period, El Paso shall calculate an estimate for the projected interest expense for the next six (6) month Recovery Period. At the same time, El Paso shall calculate the actual interest expense that would have accrued during the previous Recovery Period. This actual interest amount will be compared to the previously estimated interest amount for such period and any resulting difference shall be added to or deducted from the next six (6)



Issued by: A.  W.  Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-011, et al., dated August 31, 1993

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
First Revised Volume No. 1-A
                                                       Original Sheet No. 299F

                          GENERAL TERMS AND CONDITIONS
                                  (Continued)

31.    WASHINGTON RANCH FACILITY STRANDED INVESTMENT COST RECOVERY (Continued)

         31.4 Determination of the Reservation Surcharge and Monthly Amortized Amount (Continued)

         month interest projection, divided by six (6) months to derive the interest for the applicable Recovery Period.

         (iv) Effective the third month following the end of the Amortization Period, El Paso shall calculate the actual interest for any past period of estimated interest utilizing the appropriate Interest Rate, and shall make a one time adjustment to reflect the appropriate amount to each Shipper's invoice.

         (c) In the event the Transportation Service Agreement of any existing Shipper terminates during any Recovery Period, the unamortized portion of the costs inclusive of interest allocated to such Shipper under this Section 31.4 will be due within thirty (30) days or such other period as mutually agreed to by El Paso and Shipper, not to extend beyond the termination of the Amortization Period.

         (d) Each Shipper subject to this Section 31 shall have the option of paying the amount allocated to it in a lump sum or over a shorter Amortization Period if desired, with an appropriate interest adjustment.

         31.5 True-up of Actual Versus Estimated Loss or Gain Realized from the Sale of Washington Ranch Gas Inventory - El Paso shall adjust the remaining unamortized balance to reflect the difference between the actual gain or loss and the previously estimated gain or loss from the sale of gas inventory from the Washington Ranch Facility. Such adjustment shall be reflected in El Paso's earliest semi-annual filing following one year's effectiveness of this Section 31. Such adjustment shall be reflected in the balance as of February 1, 1993 for interest accrual purposes.




Issued by: A.  W.  Clark, Vice President
Issued on: September 13, 1993                       Effective: October 1, 1993
Issued to comply with order of the Federal Energy Regulatory
Commission, Docket No.  RS92-60-011, et al., dated August 31, 1993